Registration Nos. 33-38766 and 811-6239

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933[ X ]

                         Pre-Effective Amendment No. [ ]

                      Post-Effective Amendment No. 17 [ X ]

             REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT
                                  OF 1940 [ X ]

                             Amendment No. 16 [ X ]

                             TAX-FREE FUND FOR UTAH
               (Exact Name of Registrant as Specified in Charter)

                         380 Madison Avenue, Suite 2300
                            New York, New York 10017
                    (Address of Principal Executive Offices)

                                 (212) 697-6666
                         (Registrant's Telephone Number)

                                EDWARD M.W. HINES
                         Hollyer Brady Smith & Hines LLP
                          551 Fifth Avenue, 27th Floor
                            New York, New York 10176
                     (Name and Address of Agent for Service)

 It is proposed that this filing will become effective (check appropriate box):
 ---
[___] immediately upon filing pursuant to paragraph (b)
[_X_] on October 24, 2004 pursuant to paragraph (b)
[___] 60 days after filing pursuant to paragraph (a)(i)
[___] on (date) pursuant to paragraph (a)(i)
[___] 75 days after filing pursuant to paragraph (a)(ii)
[___] on (date) pursuant to paragraph (a)(ii) of Rule 485.
[___] This post-effective amendment designates a new effective date for a previous post-effective amendment.

                             Tax-Free Fund For Utah
                         380 Madison Avenue, Suite 2300
                               New York, NY 10017
                                  800-437-1020
                                  212-697-6666

                                   Prospectus


Class A Shares                                               October 24, 2004
Class C Shares




Tax-Free Fund For Utah is a mutual fund that seeks to provide you as high a level of current income exempt from Utah state and regular Federal income taxes as is consistent with preservation of capital. The Fund invests in municipal obligations that pay interest exempt from Utah state and regular Federal income taxes and are of investment grade quality.

              For purchase, redemption or account inquiries contact
                     the Fund's Shareholder Servicing Agent:
           PFPC Inc. * 760 Moore Road * King of Prussia, PA 19406-1212
                             800-437-1000 toll free


                    For general inquiries & yield information
                     800-437-1020 toll free or 212-697-6666


The Securities and Exchange Commission has not approved or disapproved the Fund's securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

  TABLE OF CONTENTS


The Fund's Objective, Investment Strategies
and Main Risks................................
Risk/Return Bar Chart and Performance Table ..
Fees and Expenses of the Fund.................
Investment of the Fund's Assets...............
Fund Management...............................
Net Asset Value per Share.....................
Purchases ....................................
Redeeming Your Investment.....................
Alternative Purchase Plans....................
Dividends and Distributions...................
Tax Information...............................
Financial Highlights..........................

The Fund's Objective, Investment Strategies and Main Risks

"What is the Fund's objective?"

     The Fund's objective is to provide you as high a level of current income exempt from Utah state and regular Federal income taxes as is consistent with preservation of capital.

"What is the Fund's investment strategy?"

     The Fund invests in tax-free municipal obligations which pay interest exempt from Utah state and regular Federal income taxes other than taxes on corporations. We call these "Utah Double-Exempt Obligations." In general, all or almost all of these obligations are issued by the State of Utah, its counties and various other local authorities. At least 80% of the Fund's assets will always consist of such obligations of these issuers. These obligations can be of any maturity, but the Fund's average portfolio maturity has traditionally been between 10 and 20 years.

     At the time of purchase, the Fund's Utah Double-Exempt Obligations must be of investment grade quality. This means that they must either

* be rated within the four highest credit ratings assigned by nationally recognized statistical rating organizations or,

* if unrated, be determined to be of comparable quality by the Fund's Manager, Aquila Management Corporation.

     The Manager selects obligations for the Fund's portfolio to best achieve the Fund's objective. The Manager evaluates specific obligations for purchase by considering various characteristics including quality, maturity and coupon rate.

     The interest paid on certain types of Utah Double-Exempt Obligations may be subject to the Federal alternative minimum tax ("AMT"). As a fundamental policy of the Fund, at least 80% of the Fund's assets must be invested in Utah Double-Exempt Obligations whose interest is exempt from Utah state and regular Federal income taxes and is also not subject to AMT.

"What are the main risks of investing in the Fund?"

     Among the risks of investing in shares of the Fund and its portfolio of securities are the following:

   Loss of money is a risk of investing in the Fund.

     The Fund's assets, being primarily or entirely Utah issues, are subject to economic and other conditions affecting Utah. Adverse local events, such as a downturn in the Utah economy, could affect the value of the Fund's portfolio.

     There are two types of risk associated with any fixed-income debt securities such as Utah Double-Exempt Obligations: interest rate risk and credit risk.

* Interest rate risk relates to fluctuations in market value arising from changes in interest rates. If interest rates rise, the value of debt securities, including Utah Double-Exempt Obligations, will normally decline. If the value of Utah Double-Exempt Obligations held by the Fund declines, the net asset value of your shares in the Fund will also decline. All fixed-rate debt securities, even the most highly rated Utah Double-Exempt Obligations, are subject to interest rate risk. Utah Double-Exempt Obligations with longer maturities generally have a more pronounced reaction to interest rate changes than shorter-term securities.

* Credit risk relates to the ability of the particular issuers of the Utah Double-Exempt Obligations the Fund owns to make periodic interest payments as scheduled and ultimately repay principal at maturity.

     An investment in the Fund is not a deposit in any bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     The Fund is classified as a "non-diversified" investment company under the Investment Company Act of 1940 (the "1940 Act"). Thus, compared with "diversified" funds, it may invest a greater percentage of its assets in obligations of a particular issuer and may therefore not have as much diversification among securities, and thus diversification of risk. In general, the more the Fund invests in the securities of specific issuers, the more the Fund is exposed to risks associated with investments in those issuers.

                             TAX-FREE FUND FOR UTAH
                   RISK/RETURN BAR CHART AND PERFORMANCE TABLE

     The bar chart shown below provides an indication of the risks of investing in Tax-Free Fund For Utah by showing changes in performance of the Fund's Class A Shares from year to year over a ten-year period. The table on the following page shows the risk of investing in the Fund by showing how the Fund's average annual returns for the designated periods compare with a broad measure of market performance. The table also shows the effect of taxes on the Fund's returns by presenting after-tax returns for Class A Shares. These returns are calculated using the highest individual Federal income and capital gains tax rates in effect at the time of each distribution and redemption, but do not reflect state and local taxes. A "Return after taxes on distributions and redemptions" may sometimes be higher than the other two return figures; this happens when there is a capital loss on redemption, giving rise to a tax benefit to the shareholder. Actual after-tax returns will depend on your specific situation and may differ from those shown. The after-tax returns shown will be irrelevant to investors owning shares through tax-deferred accounts, such as IRAs or 401(k) plans. The total returns reflect reinvestment of dividends and distributions. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


[Bar Chart]
Annual Total Returns Class A Shares
1994-2003


20%
18%      18.79
16%       XXXX
14%       XXXX
12%       XXXX                           10.95           10.11
10%       XXXX        8.62               XXXX            XXXX
 8%       XXXX        XXXX               XXXX            XXXX
 6%       XXXX        XXXX  5.71         XXXX            XXXX   6.05
 4%       XXXX  4.21  XXXX  XXXX         XXXX    4.14    XXXX   XXXX
 2%       XXXX  XXXX  XXXX  XXXX         XXXX    XXXX    XXXX   XXXX
 0%       XXXX  XXXX  XXXX  XXXX         XXXX    XXXX    XXXX   XXXX
-2% XXXX                          XXXX
-4% XXXX                          XXXX
-6% XXXX                         -5.20
    -6.45
    1994  1995  1996  1997  1998  1999   2000    2001    2002   2003

             Calendar Years


During the period shown in the bar chart, the highest return for a quarter was 8.03% (quarter ended March 31, 1995) and the lowest return for a quarter was -6.40% (quarter ended March 31, 1994).

The year-to-date (from January 1, 2004 to September 30, 2004) total return was 3.09% for Class A Shares and 2.48% for Class C Shares.

Note: The Fund's Class A Shares are sold subject to a maximum 4% sales load which is not reflected in the bar chart. If the sales load were reflected, returns would be less than those shown above.


                     Average Annual Total Return


For the period
ended December 31, 2003             1 Year    5 Years     10 Years

Tax-Free Fund For Utah
Class A Shares(1)

   Return before taxes               1.80%     4.19%       5.03%
   Return after taxes on
     Distributions                   1.72%     4.09%       4.96%
   Return after taxes on
     Distributions and
     Redemptions                     2.64%     4.18%       4.97%

Lehman Brothers Quality Intermediate
Municipal Bond Index(2)              4.64%     5.61%       5.60%

For the period                                           Since
ended December 31, 2003             1 Year    5 Years    Inception(3)

Tax-Free Fund For Utah
Class C Shares

Return before taxes                  4.06%(4)  4.07%     4.94%

Lehman Brothers Quality Intermediate
Municipal Bond Index(2)              4.64%     5.61%     5.84%


(1) The average annual total returns shown for Class A shares reflect the maximum 4% sales load.

(2) The Lehman Brothers Quality Intermediate Municipal Bond Index is nationally oriented and consists of an unmanaged mix of investment-grade intermediate-term municipal securities of issuers throughout the United States. Because of the relatively short duration (less than 6 years) of the Fund's portfolio, management believes the Intermediate Index to be appropriate, although the average maturity of the Fund's portfolio is somewhat longer than that of the index and the Fund's portfolio may accordingly experience somewhat greater volatility.

(3) Since May 21, 1996 for Class C Shares.

(4) The average annual total return for Class C shares for one year assumes redemption at the end of the year and payment of 1% CDSC.

                             TAX-FREE FUND FOR UTAH
                          FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                        Class A         Class C
                                        Shares          Shares

Shareholder Fees
(fees paid directly from your investment)

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price).......4.00%        None

Maximum Deferred Sales Charge (Load).    None(1)       1.00%(2)
(as a percentage of the lesser of
redemption value or purchase price)

Maximum Sales Charge (Load)
Imposed on Reinvested Dividends or
Distributions
 (as a percentage of offering price)..   None         None
Redemption Fees.......................   None         None
Exchange Fee.........................    None         None

Annual Fund Operating Expenses (expenses that are deducted from the Fund's assets)

Management Fee(3).....................  0.50%        0.50%
Distribution (12b-1) Fee..........      0.20%        0.75%
Other:
 Service Fee....................  None      0.25%
 Other Expenses(4).............. 0.25%      0.24%
 Total(4)....................           0.25%        0.49%
Total Annual Fund
 Operating Expenses (4) ...........     0.95%        1.74%
Total Fee Waivers
 and/or Reimbursement(5) ...........    0.09%        0.19%
Net Expenses(5) ....................    0.86%        1.55%


(1) If you buy Class A Shares in transactions of $1 million or more there is no sales charge but you will be subject to a contingent deferred sales charge of up to 1% if you redeem your shares during the first two years after purchase.

(2) A contingent deferred sales charge of 1% is imposed on the redemption proceeds if you redeem your shares during the first 12 months after purchase.

(3) The Fund pays the Manager an advisory fee at the annual rate of 0.50 of 1% of average annual net assets of which all but 0.06 of 1% is currently being waived. Fee waivers can be discontinued at any time.

(4) The actual expense ratios for the fiscal year ended June 30, 2004 after giving effect to the waivers, expense reimbursement, and the expense offset for uninvested cash balances were incurred at the following annual rates: total Fund operating expenses were 0.47% for Class A Shares and 1.27% for Class C Shares.

(5) The Manager has contractually undertaken to waive fees and/or reimburse Fund expenses during the period July 1, 2004 through June 30, 2005 so that total Fund expenses will not exceed 0.86% for Class A Shares or 1.55% for Class C Shares.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that you reinvest all dividends and distributions, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                     1 year(6)    3 years     5 years     10 years

Class A Shares...... $484       $682         $896      $1,512
Class C Shares...... $258       $530         $926      $1,634(7)

You would pay the following expenses if you did not redeem your Class C Shares:

Class C Shares...... $158       $530         $926      $1,634(7)


(6) Absent fee waivers and reimbursements, one-year expenses would be $493 for Class A Shares, $177 for Class C Shares without redemption and $277 for Class C Shares with redemption, and, accordingly, the expenses for 3, 5 and 10 years would be higher as well.

(7) Six years after the date of purchase, Class C Shares are automatically converted to Class A Shares. Over time, long-term Class C Shareholders could pay the economic equivalent of an amount that is more than the maximum front-end sales charge allowed under applicable regulations because of the 12b-1 fee and service fee.

                         Investment of the Fund's Assets

"Is the Fund right for me?"

     The shares of the Fund are designed to be a suitable investment for individuals, corporations, institutions and fiduciaries who seek income exempt from Utah state and regular Federal income taxes.

Utah Double-Exempt Obligations

     The Fund invests in Utah Double-Exempt Obligations, which are a type of municipal obligation. They pay interest which bond counsel or other appropriate counsel deems to be exempt from regular Federal and State of Utah income taxes other than taxes on corporations. They include obligations of Utah issuers and certain non-Utah issuers, of any maturity.


     The obligations of non-Utah issuers that the Fund can purchase are those issued by certain entities (Alaska, Florida, Indiana, Nevada, North Dakota, South Dakota, Texas, Wyoming, Washington, D.C. and Washington State) that do not tax interest from obligations issued by the State of Utah. Interest paid on these obligations is currently exempt from regular Federal and Utah income taxes other than taxes on corporations. The Fund purchases the obligations of these issuers only when obligations of Utah issuers with the appropriate characteristics of quality, maturity and coupon rate are unavailable.


Municipal Obligations

     Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities to obtain funds for public purposes.

     There are two principal classifications of municipal obligations: "notes" and "bonds." Notes generally have maturities of one year or less, while bonds are paid back over longer periods.

     The various public purposes for which municipal obligations are issued include:

*    obtaining funds for general operating expenses,

*    refunding outstanding obligations,

*    obtaining funds for loans to other public institutions and facilities, and

* funding the construction of highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works.

   Municipal obligations include:

*    tax, revenue or bond anticipation notes,

*    construction loan notes,

*    project notes, which sometimes carry a U.S. government guarantee,

* municipal lease/purchase agreements, which are similar to installment purchase contracts for property or equipment, and

*    floating and variable rate demand notes.

[PICTURE PAGE]

[PICTURE]
Intermountain Power Agency(IPA)
[PICTURE]
Dixie Center, Washington County
[PICTURE]
Utah Transit Authority, Light Rail

[LOGO]
TAX-FREE FUND FOR UTAH
[PICTURE]
University of Utah

[PICTURE]
Clearfield City Building
[PICTURE]
Single Family Mortgage Bonds for Utah Housing



The Fund invests in tax-free municipal securities, primarily the kinds of obligations issued by various communities and political subdivisions within Utah. Most of these securities are used in general to finance construction of long-term municipal projects; examples are pictured above. The municipal obligations which financed these particular projects were included in the Fund's portfolio as of July 1, 2004 and together represented 21.64% of the Fund's portfolio. Since the portfolio is subject to change, the Fund may not necessarily own these specific securities at the time of the delivery of this Prospectus.

"Explain further how interest rate risk and credit risk may affect the value of the Fund's investments and their yields."

     Change in prevailing interest rates is the most common factor that affects the value of the obligations in the Fund's portfolio. Any such change may have different effects on short-term and long-term Utah Double-Exempt Obligations. Long-term obligations (which usually have higher yields) may fluctuate in value more than short-term ones. Thus, the Fund may shorten the average maturity of its portfolio when it believes that prevailing interest rates may rise. While this strategy may promote one part of the Fund's objective, preservation of capital, it may also result in a lower level of income.


     An additional aspect of credit risk that is related to but distinct from the direct risk of non-payment by an issuer is that market perceptions may develop, based on the determinations of a rating agency or otherwise, of deterioration in an issuer's credit, and these may tend to depress the market value of the issuer's outstanding debt obligations. Other market conditions may ameliorate this effect; for example, in a period of rising demand for, and/or diminishing supply of, Utah Double-Exempt Obligations, the market value of a Utah Double-Exempt Obligation may remain relatively firm even in the face of a lowered credit rating for an issuer. Nevertheless, deterioration in creditworthiness tends as a general matter to be reflected over time in lower market values.


"What are the main risk factors and special considerations specifically relating to investment in Utah Double-Exempt Obligations?"


     The following is a discussion of the general factors that might influence the ability of Utah issuers to repay principal and interest when due on the Utah Double-Exempt Obligations that the Fund owns. The Fund has derived this information from sources that are generally available to investors and believes it to be accurate, but it has not been independently verified and it may not be complete.


     Utah's economy is dominated by service industries, trade, government and various manufacturing sectors. While Utah's economy has significantly outperformed the national economy for several years, and its overall employment growth rate in recent years has ranked among the highest in the nation, there can be no assurance that such conditions will continue in the future.

     The population of the State has increased in recent years, with the increase being attributable to both natural population increase and net in-migration. From fiscal years 1984 through 1989 the State experienced out-migration because of an economy outpaced by the growth of its labor force and a decline in the State's energy producing industries. It is not known at the present time whether current trends will continue. Utah has more school-age children and fewer working adults, as a percentage of its population, than any other state; hence, to pay the State's education costs, Utah households pay more in state and local taxes per household than the national average. This current relatively high level of taxation could adversely affect the ability of Utah issuers to raise taxes substantially or at all.

     A large percentage of the land in Utah is owned by the Federal Government or included in Indian reservations, thereby reducing the tax base of the State and its political subdivisions. Some communities in the State contain major industries heavily dependent on defense-related government contracts for their revenues. The termination of such government contracts could increase unemployment and reduce taxes paid by such industries.

     The ability of Utah and its political subdivisions to borrow money and to levy and collect taxes is limited by constitutional and statutory restrictions such as debt limitations and limitations on revenue increases.

     The State receives revenues from three principal sources: (a) taxes and licenses; (b) Federal grants-in-aid; and (c) fees, the State's share of mineral royalties, bonuses on Federal land and other miscellaneous charges and receipts. A substantial portion of revenues come from sales taxes. The State collects an individual income tax and a corporate franchise tax, but all net revenues from such taxes are distributed to local school districts.

     Local governments are heavily dependent on ad valorem property tax revenues, but also can receive revenues from other local taxes and fees. There can be no assurance that a material downturn in the State's economy, with the resulting impact on State and local finances, will not adversely affect the market value of the Utah Double-Exempt Obligations held in the Fund or the ability of the respective obligors to make debt service payments on such Utah Double-Exempt Obligations.

     The availability of water is a significant concern in Utah. During the past decade the State has experienced periods of both flooding and drought. Water issues will likely affect the growth and prosperity of the State in the future.

     The Utah Double-Exempt Obligations in which the Fund may invest from time to time include general obligation bonds, revenue bonds, industrial revenue bonds and special tax assessment bonds, and the sensitivity of each of these types of investments to the general and economic factors discussed above may vary significantly. No assurance can be given as to the effect, if any, that these factors, individually or in the aggregate, may have on any individual Utah Double-Exempt Obligations or on the Fund as a whole.

                                 Fund Management

"How is the Fund managed?"


     Aquila Investment Management LLC, 380 Madison Avenue, Suite 2300, New York, NY 10017, the Manager, is the Fund's investment adviser under an Advisory and Administration Agreement. The Manager is also responsible for administrative services, including providing for the maintenance of the headquarters of the Fund, overseeing relationships between the Fund and the service providers to the Fund, either keeping the accounting records of the Fund or, at its expense and responsibility, delegating such duties in whole or in part to a company satisfactory to the Fund, maintaining the Fund's books and records and providing other administrative services.


         The Manager provides the Fund with local advisory services.


     Under the Advisory and Administration Agreement, the Manager provides for investment supervision, including supervising continuously the investment program of the Fund and the composition of its portfolio, determining what securities will be purchased or sold by the Fund, and arranging for the purchase and the sale of securities held in the portfolio of the Fund; and, at the Manager's expense, providing for pricing of the Fund's portfolio daily.


     During the fiscal year ended June 30, 2004, the Fund accrued management fees to the Manager at the annual rate of 0.50 of 1% of its average annual net assets.

Information about the Manager


     The Fund's Manager is a wholly-owned subsidiary of Aquila Management Corporation ("AMC"), founder of each fund in the Aquilasm Group of Funds, which consists of tax-free municipal bond funds, money-market funds and an equity fund. As of September 30, 2004, these funds had aggregate assets of approximately $4.0 billion, of which approximately $2.4 billion consisted of assets of the tax-free municipal bond funds. AMC's address is the same as that of the Manager. AMC, which was founded in 1984, is controlled by Mr. Lacy B. Herrmann, directly, through two trusts and through share ownership by his wife.


     Kimball L. Young, Senior Vice President of the Fund since 1997 and Vice President from 1992 to 1997, and Thomas S. Albright, Senior Vice President, co-manage the Fund's portfolio.

     Mr. Young was a principal of Lewis Young Robertson & Burningham, Inc., a broker/dealer providing public finance services to Utah local governments, from 1995 to 2001. He was Senior Vice President-Public Finance, Kemper Securities Inc., Salt Lake City, Utah from 1981 to 1992. He is an economics graduate of the University of Utah.


     Mr. Albright has been Senior Vice President and, as an employee of the Manager, Portfolio Manager of Churchill Tax-Free Fund of Kentucky, which has approximately $280 million in assets and similar investment objectives to those of the Fund, since July 1, 2000. He served in the same portfolio management capacity for that fund from 1995 to 2000 as an officer of Banc One Investment Advisors Corporation, that fund's former Sub-Adviser. From 1981 to 1995 he was employed by Liberty National Bank of Louisville, KY, where he was responsible for management of its investment portfolio. Mr. Albright attended the University of Louisville and has been involved in portfolio management since 1975.


Net Asset Value per Share

     The net asset value of the shares of each of the Fund's classes of shares is determined as of 4:00 p.m., New York time, on each day that the New York Stock Exchange is open (a "business day"), by dividing the value of the Fund's net assets (which means the value of the assets less liabilities) allocable to each class by the total number of shares of such class outstanding at that time. In general, net asset value of the Fund's shares is based on portfolio market value, except that Utah Double-Exempt Obligations maturing in 60 days or less are generally valued at amortized cost. The price at which a purchase or redemption of shares is effected is based on the net asset value next calculated after your purchase or redemption order is received in proper form. The New York Stock Exchange annually announces the days on which it will not be open. The most recent announcement indicates that it will not be open on the following days: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the Exchange may close on days not included in that announcement.

                                    Purchases

"Are there alternative purchase plans?"

     The Fund provides individuals with alternative ways to purchase shares through two separate classes of shares (Class A and Class C). Although the classes have different sales charge structures and ongoing expenses, they both represent interests in the same portfolio of Utah Double-Exempt Obligations. You should choose the class that best suits your own circumstances and needs.

"In which states can I buy shares of the Fund?"

     You can purchase shares of the Fund if you live in Utah or in one of the other states listed below. You should not purchase shares of the Fund if you do not reside in one of the following states.

     Also, if you do not reside in Utah, dividends from the Fund may be subject to state income taxes of the state in which you do reside. Therefore, you should consult your tax adviser before buying shares of the Fund.

     On the date of this Prospectus, Class A Shares and Class C Shares are available only in:


                 * Utah * Arizona * Colorado * Florida * Hawaii
                    * Idaho * Nevada * New Jersey * New York
                               * Oregon * Wyoming


   In addition, Class A Shares are available in:

                             Washington * Wisconsin

The Fund and the Distributor may reject any order for the purchase of shares.

"How much money do I need to invest?"


Option I

*    Initially, $1,000.


*    Subsequently any amount (for investments in shares of the same class).

Option II

*    $50 or more if an Automatic Investment Program is established.

*    Subsequently, any amount you specify of $50 or more.

* You are not permitted to maintain both an Automatic Investment Program and an Automatic Withdrawal Plan simultaneously.

"How do I purchase shares?"

You may purchase the Fund's shares:


* through an investment broker or dealer, or a bank or other financial intermediary, that has a sales agreement with the Distributor, Aquila Distributors, Inc., in which case that institution will take action on your behalf, and you will not personally perform the steps indicated below; or

* directly through the Distributor, by mailing payment to the Fund's Agent, PFPC Inc.

     Your investment must be drawn in United States dollars on a United States commercial bank, savings bank or credit union or a United States branch of a foreign commercial bank (each of which is a "Financial Institution").


     The price you will pay is net asset value plus a sales charge for Class A Shares and net asset value for Class C Shares. (See "What price will I pay for the Fund's shares?") Your broker/dealer may charge a service or processing fee in connection with purchases; such a fee will be in addition to the price of the shares.




                               Opening an Account

*    Make out a check for the investment amount payable to Tax-Free Fund For
     Utah.

* Complete a New Account Application, which is available with the Prospectus or upon request, indicating the features you wish to authorize.

* Send your check and completed New Account Application to your dealer or to the Fund's Agent, PFPC Inc.


                              Adding to An Account



By Wire                                                       By Check

* Telephone the Agent (toll-free) at 800-437-1000             * Make out a check for the investment amount payable
(individual shareholders) or 877-953-6932 (broker/dealers)    to Tax-Free Fund For Utah.
to advise us that you would like to purchase shares of the
Fund by wire transfer.                                        * Fill out the pre-printed stub attached to the Fund's
                                                              confirmations or supply the name(s) of account
* Instruct your bank to transfer funds by wire to the         owner(s), the account number, and the name of the Fund.
following account:
                                                              * Send your check and account information to your
Bank Name:PNC Bank, Philadelphia, PA                          dealer or to the Fund's Agent, PFPC Inc.
ABA Number: 031-0000-53
Account Name: Aquilasm Group of Funds
Account No.: 85-0242-8425
Further Credit:  Tax-Free Fund For Utah, Name of
Shareholder and Account Number.



Unless you indicate otherwise, your investment will be made in Class A Shares.

"Can I transfer funds electronically?"

     You can have funds transferred electronically, in amounts of $50 or more, from your Financial Institution if it is a member of the Automated Clearing House. You may make investments through two electronic transfer features, "Automatic Investment" and "Telephone Investment."

* Automatic Investment: You can authorize a pre-determined amount to be regularly transferred from your account.

* Telephone Investment: You can make single investments of up to $50,000 by telephone instructions to the Agent.

     Before you can transfer funds electronically, the Fund's Agent must have your completed New Account Application authorizing these features. Or, if you initially decide not to choose these conveniences and then later wish to do so, you must complete a Ready Access Features Form which is available from the Distributor or Agent, or if your account is set up so that your broker or dealer makes these sorts of changes, request your broker or dealer to make them. The Fund may modify or terminate these investment methods or charge a service fee, upon 30 days' written notice to shareholders.

                            Redeeming Your Investment

     You may redeem some or all of your shares by a request to the Agent. Shares will be redeemed at the next net asset value determined after your request has been received in proper form.

     There is no minimum period for investment in the Fund, except for shares recently purchased by check or by Automatic or Telephone Investment as discussed below.

     If you own both Class A Shares and Class C Shares and do not specify which class you wish to redeem, we will redeem your Class A Shares.

Certain shares are subject to a contingent deferred sales charge, or CDSC. These are:

          Class C Shares held for less than 12 months (from the date of purchase); and

          CDSC Class A Shares.

     Upon redemption, enough additional shares will be redeemed to pay for any applicable CDSC.

A redemption may result in a tax liability for you.

"How can I redeem my investment?"


By mail, send instructions to:

PFPC Inc.
Attn: Aquilasm Group of Funds
760 Moore Road
King of Prussia, PA 19406-1212

By telephone, call:


800-437-1000
toll free


By FAX, send
instructions to:

610-312-5463

For liquidity and convenience, the Fund offers expedited redemption.

Expedited Redemption Methods
(Non-Certificate Shares Only)

     You may request expedited redemption for any shares not issued in certificate form in two ways:

     1. By Telephone. The Agent will take instructions from anyone by telephone to redeem shares and make payments:

     a)   to a Financial Institution account you have previously specified; or


     b) by check in the amount of $50,000 or less, mailed to the same name and address on the account from which you are redeeming, provided that neither the name nor the address has changed during the prior 30 days. You may only redeem by check via telephone request once in any seven-day period.


         Telephoning the Agent

         Whenever you telephone the Agent, please be prepared to supply:

         account name(s) and number

         name of the caller

         the social security number registered to the account

         personal identification.

         Note: Check the accuracy of your confirmation statements immediately upon receipt. The Fund, the Agent, and the Distributor are not responsible for losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify a caller's identity. The Agent may record calls.

     2. By FAX or Mail. You may request redemption payments to a predesignated Financial Institution account by a letter of instruction sent to the Agent, PFPC Inc., by FAX at 610-312-5463 or by mail to 760 Moore Road, King of Prussia, PA 19406-1212. The letter, signed by the registered shareholder(s) (no signature guarantee is required), must indicate:

         account name(s)

         account number

         amount to be redeemed

         any payment directions.

         To have redemption proceeds sent directly to a Financial Institution account, you must complete the Expedited Redemption section of the New Account Application or a Ready Access Features Form. You will be required to provide (1) details about your Financial Institution account, (2) signature guarantees and (3) possible additional documentation.

         The name(s) of the shareholder(s) on the Financial Institution account must be identical to the name(s) on the Fund's records of your account.

         You may change your designated Financial Institution account at any time by completing and returning a revised Ready Access Features Form.

Regular Redemption Method
(Certificate and Non-Certificate Shares)

     Certificate Shares. Mail to the Fund's Agent: (1) blank (unsigned) certificates for Class A Shares to be redeemed, (2) redemption instructions and
(3) a stock assignment form.

          To be in "proper form," items (2) and (3) above must be signed by the registered shareholder(s) exactly as the account is registered. For a joint account, both shareholder signatures are necessary.

          For your protection, mail certificates separately from signed redemption instructions. We recommend that certificates be sent by registered mail, return receipt requested.

          We may require additional documentation for certain types of shareholders, such as corporations, partnerships, trustees or executors, or if redemption is requested by someone other than the shareholder of record.

     Signature Guarantees. If sufficient documentation is on file, we do not require a signature guarantee for redemptions of certificate or non-certificate shares up to $50,000, payable to the record holder, and sent to the address of record. In all other cases, signatures must be guaranteed.


         Your signature may be guaranteed by any:

         member of a national securities exchange

         U.S. bank or trust company

         state-chartered savings bank

         federally chartered savings and loan association

         foreign bank having a U.S. correspondent bank; or

         participant in the Securities Transfer Association Medallion Program ("STAMP"), the Stock Exchanges Medallion Program ("SEMP") or the New York Stock Exchange, Inc. Medallion Signature Program ("MSP").

         A notary public is not an acceptable signature guarantor.

Non-Certificate Shares. You must use the Regular Redemption Method if you have not chosen Expedited Redemption to a predesignated Financial Institution account. To redeem by this method, send a letter of instruction to the Fund's Agent, which includes:

         account name(s)

         account number

         dollar amount or number of shares to be redeemed or a statement that all shares held in the account are to be redeemed payment instructions (we normally mail redemption proceeds to your address as registered with the Fund)

         signature(s) of the registered shareholder(s) and

         signature guarantee(s), if required, as indicated above after "Certificate Shares."

"When will I receive the proceeds of my redemption?"

     Redemption proceeds are normally sent on the next business day following receipt of your redemption request in proper form. Except as described below, payments will normally be sent to your address of record within seven days.

Redemption                 Method of Payment         Charges

Under $1,000.              Check.                      None.

$1,000 or more.            Check, or wired or          None.
                           transferred through
                           the Automated Clearing
                           House to your Financial
                           Institution account, if
                           you so requested on
                           your New Account
                           Application or Ready
                           Access Features Form.

Through a                  Check or wire, to your       None. However
broker/dealer.             broker/dealer.               your broker/dealer
                                                        may charge a
                                                        fee.

     Although the Fund does not currently intend to, it can charge up to $5.00 per wire redemption, after written notice to shareholders who have elected this redemption procedure. Upon 30 days' written notice to shareholders the Fund may modify or terminate the use of the Automated Clearing House to make redemption payments at any time or charge a service fee, although no such fee is presently contemplated. If any such changes are made, the Prospectus will be supplemented to reflect them.

     The Fund may delay payment for redemption of shares recently purchased by check (including certified, cashier's or official bank check), Automatic Investment or Telephone Investment for up to 15 days after purchase; however, payment for redemption will not be delayed after (i) the check or transfer of funds has been honored, or (ii) the Agent receives satisfactory assurance that your Financial Institution will honor the check or transfer of funds. You can eliminate possible delays by paying for purchased shares with wired funds or Federal Reserve drafts.

     The Fund has the right to postpone payment or suspend redemption rights during certain periods. These periods may occur (i) when the New York Stock Exchange is closed for other than weekends and holidays, (ii) when the Securities and Exchange Commission (the "SEC") restricts trading on the New York Stock Exchange, (iii) when the SEC determines that an emergency exists which causes disposal of, or determination of the value of, portfolio securities to be unreasonable or impracticable, and (iv) during such other periods as the SEC may permit.

     The Fund can redeem your shares if their value totals less than $500 as a result of redemptions or failure to meet and maintain the minimum investment level under an Automatic Investment program. Before such a redemption is made, we will send you a notice giving you 60 days to make additional investments to bring your account up to the minimum.

     Redemption proceeds may be paid in whole or in part by distribution of the Fund's portfolio securities ("redemption in kind") in conformity with SEC rules. This method will only be used if the Board of Trustees determines that payments partially or wholly in cash would be detrimental to the best interests of the remaining shareholders.

"Is there an Automatic Withdrawal Plan?"

     An Automatic Withdrawal Plan, which is only available for Class A Shares, allows you to arrange to receive a monthly or quarterly check in a stated amount, not less than $50.

                           Alternative Purchase Plans

"How do the different arrangements for Class A Shares and Class C Shares affect the cost of buying, holding and redeeming shares, and what else should I know about the two classes?"

     In this Prospectus the Fund provides you with two ways to invest in the Fund through two separate classes of shares. All classes represent interests in the same portfolio of Utah Double-Exempt Obligations. The classes of shares offered to individuals differ in their sales charge structures and ongoing expenses, as described below. You should choose the class that best suits your own circumstances and needs.

                         Class A Shares              Class C Shares
                        "Front-Payment Class"     "Level-Payment Class"

Initial Sales              Class A Shares are        None. Class C
Charge                     offered at net asset      Shares are offered
                           value plus a maximum      at net asset value
                           sales charge of 4%,       with no sales charge
                           paid at the time of       payable at the time
                           purchase. Thus,           of purchase.
                           your investment is
                           reduced by the
                           applicable sales
                           charge.

Contingent                 None (except for          A maximum CDSC of
Deferred Sales             certain purchases of      1% is imposed upon
Charge ("CDSC")            $1 million or more).      the redemption of
                                                     Class C Shares held
                                                     for less than 12
                                                     months. No CDSC
                                                     applies to Class C
                                                     Shares acquired
                                                     through the
                                                     reinvestment of
                                                     dividends or distributions.

Distribution and           A distribution            There is a level
Service Fees               fee of 0.20 of            charge for
                           of 1% is imposed on       distribution and
                           the average annual        service fees for 6
                           net assets                years after the date
                           represented by the        of purchase at the
                           Class A Shares.           aggregate annual
                                                     rate of 1% of the
                                                     average net assets
                                                     represented by the
                                                     Class C Shares.

Other Information          The initial sales         Class C Shares,
                           charge is waived or       together with a pro-
                           reduced in some           rata portion of all
                           cases. Larger             Class C Shares
                           purchases qualify         acquired through
                           for lower sales           reinvestment of
                           charges.                  dividends and other
                                                     distributions paid
                                                     in additional Class
                                                     C Shares,
                                                     automatically
                                                     convert to Class A
                                                     Shares after 6
                                                     years.


Systematic Payroll Investments


     You can make systematic investments in either Class A Shares or Class C Shares each pay period if your employer has established a Systematic Payroll Investment Plan with the Fund. To participate in the payroll plan, you must make your own arrangements with your employer's payroll department, which may include completing special forms. Additionally, the Fund requires that you complete the New Account Application. Once your New Account Application is received by the Fund and a new account is opened, under the payroll plan your employer will deduct a preauthorized amount from each payroll check. This amount will then be sent directly to the Fund for purchase of shares at the then current offering price, which includes any applicable sales charge. You will receive a confirmation from the Fund for each transaction. Should you wish to change the dollar amount or end future systematic payroll investments, you must notify your employer directly. Changes may take up to ten days.

"What price will I pay for the Fund's shares?"

Class A Shares Offering Price               Class C Shares Offering Price

   Net asset value per share                Net asset value per share
plus the applicable sales charge


     You will receive that day's offering price on purchase orders, including Telephone Investments and investments by mail, received in proper form prior to 4:00 p.m. New York time. Otherwise, orders will be filled at the next determined offering price. Dealers are required to submit orders promptly, except if your dealer imposes an earlier cutoff time than 4:00 p.m. for the receipt of orders, your dealer will submit orders received after its earlier cutoff time after 4:00 p.m. Those orders will receive the next determined offering price. Purchase orders received on a non-business day, including those for Automatic Investment, will be executed on the next succeeding business day. The sale of shares will be suspended (1) during any period when net asset value determination is suspended or (2) when the Distributor judges it is in the Fund's best interest to do so.


"What are the sales charges for purchases of Class A Shares?"

The following table shows the amount of sales charge incurred for each new purchase by a "single purchaser" of Class A Shares. A "single purchaser" is:


     * an individual, together with his or her spouse, and/or any children under 21 years of age ("your immediate family");


     * a trustee or other fiduciary purchasing shares for a single trust estate or fiduciary account; or

     * a tax-exempt organization as detailed in Section 501(c)(3) or (13) of the Internal Revenue Code.


     You are entitled to substantial reductions in sales charges based on aggregate holdings of Class A Shares of the Fund and Class A Shares of any of the other funds in the Aquilasm Group of Funds that you or other members of your immediate family already own at the time of your purchase. Be sure you tell your broker or dealer about all of those holdings so that any applicable reduction in sales charges on your purchase can be correctly computed. You will need to produce proof of such ownership in the form of account statements relating to any account at any financial intermediary that you or any member of your immediate family own that holds any such Class A Shares.


     A "single purchaser" will pay a sales charge based on the value at the time of purchase of his or her aggregate holdings of Class A Shares of the Fund and Class A Shares of any of the other funds in the Aquilasm Group of Funds in accordance with the following table:

        I                     II                         III
Amount of Purchase         Sales Charge as           Sales Charge as
and Value of All           Percentage of             Approximate
Class A Shares Held        Public                    Percentage of
By a Single Purchaser      Offering Price            Amount Invested

Less than $25,000          4.00%                     4.17%
$25,000 but less
  than $50,000             3.75%                     3.90%
$50,000 but less
  than $100,000            3.50%                     3.63%
$100,000 but less
  than $250,000            3.25%                     3.36%
$250,000 but less
  than $500,000            3.00%                     3.09%
$500,000 but less
  than $1,000,000          2.50%                     2.56%

For purchases of $1 million or more see "Sales Charges for Purchases of $1 Million or More."

For example:

If you pay $10,000 (Column I), your sales charge would be 4.00% or $400 (Column
II). ($10,000 x .04 = $400)

The value of your account, after deducting the sales charge from your payment, would increase by $9,600. (This would be the initial value of your account if you opened it with the $10,000 purchase.) ($10,000 - $400 = $9,600)

The sales charge as a percentage of the increase in the value of your account would be 4.17% (Column III). ($400 / $9,600 = .0416666 or 4.17%)

Sales Charges for Purchases of $1 Million or More

     You will not pay a sales charge at the time of purchase when you purchase "CDSC Class A Shares." CDSC Class A Shares are:


     (i) Class A Shares issued in a single purchase of $1 million or more by a single purchaser; and


     (ii) Class A Shares issued when the value of the purchase, together with the value of shares of the Fund or any other fund in the Aquilasm Group of Funds that are owned by the purchaser and are either CDSC Class A Shares or Class A Shares on which a sales charge was paid, exceeds $1 million.

Redemption of CDSC Class A Shares

     If you redeem all or part of your CDSC Class A Shares during the two years after you purchase them, you must pay a special contingent deferred sales charge upon redemption.


     The amount of the CDSC, calculated based on the lesser of net asset value at the time of purchase or at the time of redemption, depends on the value of your holdings of CDSC Class A Shares at the time of redemption, according to the following table:


                                                           During First Two
   Value of Holdings                                       Years After Purchase

  Over $1 million and up to $2.5 million                        1%

  Over $2.5 million and up to $5 million                      0.50%

  Over $5 million                                             0.25%

     However, it is not the Fund's intention ever to charge the shareholder (impose a CDSC) more than the commission amount that was paid to the broker/dealer in connection with the purchase transaction.

     This special charge also applies to CDSC Class A Shares purchased without a sales charge pursuant to a Letter of Intent.

         The CDSC will be waived for:

     *    Redemption following the death of the shareholder or beneficial owner.

     * Redemption by the Fund when an account falls below the minimum required account size.

     * Redemption by an investor who purchased $1 million or more without an initial sales charge if the securities dealer of record waived its commission in connection with the purchase, with notice to the investor at the time of purchase.

Reduced Sales Charges for Certain Purchases of Class A Shares

         Right of Accumulation

     "Single purchasers" may qualify for a reduced sales charge in accordance with the above schedule when making subsequent purchases of Class A Shares.

         Letters of Intent

     A "single purchaser" may also qualify for reduced sales charges, in accordance with the above schedule, after a written Letter of Intent (included in the New Account Application) is received by the Distributor.

         General


     Class A Shares may be purchased without a sales charge by the Fund's Trustees and officers, the directors, officers and certain employees, retired employees and representatives of the Manager and Distributor and their parents and/or affiliates, selected dealers and brokers and their officers and employees, certain persons connected with firms providing legal, advertising or public relations assistance, certain family members of, and plans for the benefit of, the foregoing, and plans for the benefit of trust or similar clients of banking institutions over which these institutions have full investment authority, if the Distributor has an agreement relating to such purchases. In addition, acquisitions of shares by reinvestment of dividends or in exchanges (with certain exceptions) do not incur a sales charge.


     The foregoing information about breakpoints in, or elimination of, sales charges is also available free of charge in a clear and prominent format on our website at www.aquilafunds.com. Simply click on "Profile," then on "Alternative Purchase Plans."


     Certain financial intermediaries may charge you additional fees in connection with transactions in Fund shares. The Manager or the Distributor may make payments or provide non-cash compensation out of their own resources to securities dealers and other financial intermediaries for providing services intended to result in the sale of Fund shares or for shareholder servicing activities. The compensation is discretionary and may be available only to selected selling and servicing agents. See the Statement of Additional Information for a discussion of marketing support payments.

"What are the sales, service and distribution charges for Class C Shares?"

     *    No sales charge at time of purchase.

     * Fees for service and distribution at a combined annual rate of 1% of average annual net assets of the Fund represented by Class C Shares.

     * After six years, Class C Shares automatically convert to Class A Shares, which bear lower service and distribution fees.


     The Fund will not accept purchase orders for Class C Shares in an amount of $500,000 or more on behalf of an individual investor (not including dealer "street name" or omnibus accounts). This is because it will generally be more advantageous for such a purchase by an individual to be invested in the Fund's Class A Shares instead.


Redemption of Class C Shares

     * 1% charge if redeemed within the first 12 months after purchase. This contingent deferred sales charge, or CDSC, is calculated based on the lesser of the net asset value at the time of purchase or at the time of redemption.

     * No CDSC applies if Class C Shares are held for 12 months after purchase.

     * Shares acquired by reinvestment of dividends or distributions are not subject to any CDSC.

     * The CDSC will be waived for redemption following the death of the shareholder or beneficial owner and for redemption by the Fund when an account falls below the minimum required size.



"Are there any reinvestment privileges?"


     If you reinvest proceeds of redemption within 120 days of the redemption you will not have to pay any additional sales charge on the reinvestment and the Distributor will refund to you any CDSC deducted at the time of redemption by adding it to the amount of your reinvestment. You must reinvest in the same class as the shares redeemed. You may exercise this privilege only once a year, unless otherwise approved by the Distributor.


     Reinvestment will not alter the tax consequences of your original redemption.

Broker/Dealer Compensation - Class C Shares

     The Distributor will pay 1% of the sales price to any broker/dealer executing a Class C Share purchase.

Exchange Privilege

     Generally, you can exchange shares of this Fund into the tax-free municipal bond funds and the equity fund (together with the Fund, the "Bond or Equity Funds") and money-market funds (the "Money-Market Funds") in the Aquilasm Group of Funds (collectively, the "Aquila Funds") for shares of the same class of any other Bond or Equity Fund, or for Original Shares of any Money-Market Fund, without the payment of a sales charge or any other fee. Because excessive trading in Fund shares can be harmful to the Fund and its other shareholders, the right is reserved to revise or terminate the exchange privilege, to limit the number of exchanges or to reject any exchange if (i) the Fund or any of the other Aquila Funds believe that it or they would be harmed or be unable to invest effectively or (ii) it or they receive or anticipate receiving simultaneous orders that may significantly affect the Fund or any other Aquila Fund.

"What about confirmations?"

     A statement will be mailed to you confirming each purchase of shares in the Fund. Additionally, your account at the Agent will be credited in full and fractional shares (rounded to the nearest 1/1000th of a share).

"Is there a Distribution Plan or a Services Plan?"

     The Fund has adopted a Distribution Plan (the "Plan") under the Investment Company Act of 1940's Rule 12b-1 in order to:

     (i) permit the Fund to finance activities primarily intended to result in the sale of its shares;

     (ii) permit the Manager to make payment for distribution expenses out of its own funds; and

     (iii) protect the Fund against any claim that some of the expenses which it pays or may pay might be considered to be sales-related and therefore come within the purview of the Rule.

     Pursuant to the Plan, the Fund makes payments with respect to both Class A Shares and Class C Shares under agreements to certain broker/dealers and other qualified recipients.

     For any fiscal year, these payments may not exceed 0.20 of 1% for Class A Shares, and 0.75 of 1% for Class C Shares, of the average annual net assets represented by each such class.

     Because these distribution fees are paid out of assets on an ongoing basis, over time these fees will increase the cost of your investment; they may cost you more than paying other types of sales charges.

Shareholder Services Plan for Class C Shares

     The Fund's Shareholder Services Plan authorizes it to pay a service fee under agreements to certain qualified recipients who have agreed to provide personal services to Class C shareholders and/or maintain their accounts. For any fiscal year, such fees may not exceed 0.25 of 1% of the average annual net assets represented by Class C Shares. Payment is made only out of the Fund's assets represented by Class C Shares.

     Service fees with respect to Class C Shares will be paid to the Distributor during the first year after purchase and thereafter to other qualified recipients.

"Transfer on Death" ("TOD") Registration (Both Classes)


     The Fund generally permits "transfer on death" ("TOD") registration of shares, so that on the death of the shareholder the shares are transferred to a designated beneficiary or beneficiaries. Ask the Agent or your broker/dealer for the Transfer on Death Registration Request Form. With it you will receive a copy of the TOD Rules of the Aquilasm Group of Funds, which specify how the registration becomes effective and operates. By opening a TOD Account, you agree to be bound by the TOD Rules.


Dividends and Distributions

"How are dividends and distributions determined?"

     The Fund pays dividends and other distributions with respect to each class of shares. The Fund calculates its dividends and other distributions with respect to each class at the same time and in the same manner. Net income for dividend purposes includes all interest income accrued by the Fund since the previous dividend declaration less expenses paid or accrued. Net income also includes any original issue discount, which occurs if the Fund purchases an obligation for less than its face amount. The discount from the face amount is treated as additional income earned over the life of the obligation. Because the Fund's income varies, so will the Fund's dividends. There is no fixed dividend rate. It is expected that most of the Fund's dividends will be comprised of interest income. The dividends and distributions of each class can vary due to certain class-specific charges. The Fund will declare all of its net income as dividends on every day, including weekends and holidays, on those shares outstanding for which payment was received by the close of business on the preceding business day.

     Redeemed shares continue to earn dividends through and including the earlier of:

     1. the day prior to the day when redemption proceeds are mailed, wired or transferred by the Automated Clearing House or the Agent or paid by the Agent to a selected dealer; or

     2. the third day the New York Stock Exchange is open after the day the net asset value of the redeemed shares was determined.

     The Fund's present policy is to pay dividends so they will be received or credited by approximately the first day of each month.

"How are dividends and distributions paid?"

     Dividends and distributions will automatically be reinvested in full and fractional shares of the Fund of the same class at net asset value as of the payment date for the dividend or distribution unless you elect otherwise.

     You may choose to have all or any part of your dividends or distributions paid in cash. You can elect to have the cash portion of your dividends or distributions deposited, without charge, by electronic funds transfers into your account at a financial institution, if it is a member of the Automated Clearing House.

     You can make any of these elections on the New Account Application, by a Ready Access Features Form or by a letter to the Agent. Your election to receive some or all of your dividends and distributions in cash will be effective as of the next payment of dividends after it has been received in proper form by the Agent. It will continue in effect until the Agent receives written notification of a change.

     Whether your dividends and distributions are received in cash or reinvested, you will receive a monthly statement indicating the current status of your investment account with the Fund.


     If you do not comply with laws requiring you to furnish taxpayer identification numbers and report dividends, the Fund may be required to impose backup withholding at a rate of 28% upon payment of redemptions to you and on capital gains distributions (if any) and any other distributions that do not qualify as "exempt-interest dividends."


     The Fund reserves the right to change the dividend and distribution payment option on your account to "reinvest" if mail sent to the address on your account is returned by the post office as "undeliverable" and you have elected to have your account dividends and/or distributions paid in cash. In such event, the Fund would then purchase additional shares of the Fund with any dividend or distribution payments that are "undeliverable." In order to change the option back to "cash," you would need to send the Agent written instructions as described above.

                                 Tax Information

     Net investment income includes income from Utah Double-Exempt Obligations in the portfolio that the Fund allocates as "exempt-interest dividends." Such dividends are exempt from regular Federal income tax. The Fund will allocate exempt-interest dividends by applying one designated percentage to all income dividends it declares during its tax year. It will normally make this designation in the first month following its fiscal year end for dividends paid in the prior year.

     It is possible that a portion of the distributions paid by the Fund in excess of its net tax-exempt income will be subject to Federal and Utah income taxes.


     During the last calendar year and the most recent fiscal year, the Fund's dividends consisted of the following:

Calendar Year
12/31/03

                   Exempt-Interest     Capital              Ordinary
                   Dividends           Gains Dividends      Dividend Income

Class A Shares     94.94%              0.00%                5.06%

Class C Shares     93.47%              0.00%                6.53%


Fiscal Year
06/30/04

                   Exempt-Interest      Capital              Ordinary
                   Dividends            Gains Dividends      Dividend Income

Class A Shares     94.02%               0.00%                5.98%

Class C Shares     94.02%               0.00%                5.98%


     Net capital gains of the Fund, if any, realized through October 31st of each year and not previously paid out will be paid out after that date. The Fund may also pay supplemental distributions after the end of its fiscal year. Capital gains and any other taxable dividends declared in October, November or December and paid to you in January (whether received in cash or reinvested in shares) are taxable for Federal income tax purposes as if received in December. If net capital losses are realized in any year, they are charged against capital and not against net investment income, which is distributed regardless of gains or losses.

     The Fund intends to qualify during each fiscal year under the Internal Revenue Code to pay exempt-interest dividends to its shareholders. Exempt-interest dividends derived from net income earned by the Fund on Utah Double-Exempt Obligations will be excludable from gross income of the shareholders for regular Federal income tax purposes. Capital gains dividends are not included in "exempt-interest dividends." Although exempt-interest dividends are not subject to regular Federal income tax, each taxpayer must report the total amount of tax-exempt interest (including exempt-interest dividends from the Fund) received or acquired during the year. Exempt-interest dividends are taken into account in determining the taxable portion of any Social Security or Railroad Retirement benefit you or your spouse receives.

     The Fund will treat as ordinary income in the year received certain gains on Utah Double-Exempt Obligations it acquired after April 30, 1993 and sells for less than face or redemption value. Those gains will be taxable to you as ordinary income, if distributed.

     Capital gains dividends (net long-term gains over net short-term losses) which the Fund distributes and so designates are reportable by shareholders as taxable gains from the sale or exchange of a capital asset held for more than a year. This is the case whether the shareholder reinvests the distribution in shares of the Fund or receives it in cash, regardless of the length of time the investment is held.

     Short-term gains, when distributed, are taxed to shareholders as ordinary income. Capital losses of the Fund are not distributed but are carried forward by the Fund to offset gains in later years and reduce future capital gains dividends and amounts taxed to shareholders.

     The Fund's gains or losses on sales of Utah Double-Exempt Obligations will be deemed long- or short-term depending upon the length of time the Fund holds these obligations.

     You will receive information on the tax status of the Fund's dividends and distributions annually.

Special Tax Matters

     Under the Internal Revenue Code, interest on loans incurred by shareholders to enable them to purchase or carry shares of the Fund may not be deducted for regular Federal tax purposes. In addition, under rules used by the Internal Revenue Service for determining when borrowed funds are deemed used for the purpose of purchasing or carrying particular assets, the purchase of shares of the Fund may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.

     If you, or someone related to you, is a "substantial user" of facilities financed by industrial development or private activity bonds, you should consult your own tax adviser before purchasing shares of the Fund.

     Interest from all Utah Double-Exempt Obligations is tax-exempt for purposes of computing the shareholder's regular tax. However, interest from so-called private activity bonds issued after August 7, 1986, constitutes a tax preference for both individuals and corporations and thus will enter into a computation of the alternative minimum tax ("AMT"). Whether or not that computation will result in a tax will depend on the entire content of your return. The Fund will not invest more than 20% of its assets in the types of Utah Double-Exempt Obligations that pay interest subject to AMT. An adjustment required by the Internal Revenue Code will tend to make it more likely that corporate shareholders will be subject to AMT. They should consult their tax advisers.

"What should I know about Utah taxes?"

     Distributions of interest income made by the Fund from Utah Double-Exempt Obligations will generally be treated for purposes of the Utah Individual Income Tax Act in the same manner as they are treated under the Internal Revenue Code for Federal income tax purposes. Individual shareholders of the Fund generally will not be subject to Utah income tax on distributions received from the Fund to the extent such distributions are attributable to interest income on Utah Double- Exempt Obligations. Certain subtractions relating to retirement income received by shareholders under the age of 65 and the exemption allowed to individuals over the age of 65 may be reduced because the receipt of exempt-interest dividends from the Fund will be added to federal adjusted gross income for purposes of calculating the income of individuals for Utah income tax purposes. Other distributions from the Fund, including capital gains dividends, will generally not be exempt from Utah income tax.

     Distributions of interest income from Utah Double-Exempt Obligations are not exempt from the Utah corporate franchise and income tax. Corporations should consult their tax advisers before investing in the Fund.

     Shares of the Fund will not be subject to the Utah property tax.

     Shareholders of the Fund should consult their tax advisers about other state and local tax consequences of their investment in the Fund.

                             TAX-FREE FUND FOR UTAH
                              FINANCIAL HIGHLIGHTS
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


     The financial highlights table is intended to help you understand the Fund's financial performance for the past five years of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the Fund's financial statements, is included in the annual report, is incorporated by reference into the SAI and is available upon request.


                                                                  CLASS A
                                           -------------------------------------------------
                                                             YEAR ENDED JUNE 30,
                                           -------------------------------------------------
                                             2004        2003      2002      2001      2000
                                           -------     -------   -------   -------   -------
Net asset value, beginning of period ..... $ 10.31     $  9.85   $  9.65   $  9.35   $  9.88
                                           -------     -------   -------   -------   -------
Income (loss) from investment operations:
   Net investment income .................   0.43++      0.44+     0.46+     0.48+     0.48+
   Net gain (loss) on securities (both
   realized  and unrealized) .............  (0.37)       0.48      0.22      0.32     (0.44)
                                           -------     -------   -------   -------   -------
   Total from investment operations ......    0.06        0.92      0.68      0.80      0.04
                                           -------     -------   -------   -------   -------
Less distributions:
   Dividends from net investment income ..   (0.46)      (0.46)    (0.48)    (0.50)    (0.51)
   Distributions from capital gains ......      --          --        --        --     (0.06)
                                           -------     -------   -------   -------   -------
   Total distributions ...................   (0.46)      (0.46)    (0.48)    (0.50)    (0.57)
                                           -------     -------   -------   -------   -------
Net asset value, end of period ........... $  9.91     $ 10.31   $  9.85   $  9.65   $  9.35
                                           =======     =======   =======   =======   =======
Total return (not reflecting sales
  charge) .                                   0.54%       9.55%     7.22%     8.72%     0.57%
Ratios/supplemental data
   Net assets, end of period (in
   thousands)                               $94,103     $85,329   $55,957   $34,321   $34,171
   Ratio of expenses to average net assets    0.48%       0.43%     0.46%     0.48%     0.42%
   Ratio of net investment income to
    average net assets ...................    4.19%       4.31%     4.65%     4.95%     5.06%
   Portfolio turnover rate ...............   15.98%       6.43%    27.42%    44.17%    48.99%

The expense and net investment income ratios without the effect of the voluntary waiver of a portion of the management fee and the voluntary expense reimbursement were:

   Ratio of expenses to average net assets .  0.94%       1.02%     1.00%     1.11%     1.11%
   Ratio of net investment income to average
      net assets ...........................  3.73%       3.72%     4.11%     4.32%     4.37%

The expense ratios after giving effect to the waiver, reimbursement and expense offset for uninvested cash balances were:

   Ratio of expenses to average net assets .. 0.47%       0.42%     0.40%     0.39%     0.39%

-----------------------
Note: Effective August 1, 2001, Aquila Management  Corporation  became the
      Fund's Investment Adviser replacing Zions First National Bank which was the sub-adviser. Effective January 1, 2004, Aquila Management Corporation, founder of the Fund, assigned its Advisory and Administration Agreement to its wholly-owned subsidiary, Aquila Investment Management LLC.

+ Per share amounts have been calculated using the monthly average shares method.

++ Per share amount has been calculated using the daily average shares method.




                                                                CLASS C
                                         ---------------------------------------------------
                                                           YEAR ENDED JUNE 30,
                                         ---------------------------------------------------
                                           2004        2003      2002        2001      2000
                                         -------     -------   -------     -------   -------
Net asset value, beginning of period ....$ 10.30     $  9.85   $  9.64     $  9.35   $  9.87
                                         -------     -------   -------     -------   -------
Income (loss) from investment operations:
   Net investment income ................   0.34++      0.34+     0.37+       0.38+     0.38+
   Net gain (loss) on securities (both
      realized and unrealized)  .........  (0.36)       0.48      0.23        0.31     (0.42)
                                         -------     -------   -------     -------   -------
Total from investment operations ........  (0.02)       0.82      0.60        0.69     (0.04)
                                         -------     -------   -------     -------   -------
Less distributions:
   Dividends from net investment income .  (0.37)      (0.37)    (0.39)      (0.40)    (0.42)
   Distributions from capital gains .....     --          --        --          --     (0.06)
                                         -------     -------   -------     -------   -------
   Total distributions ..................  (0.37)      (0.37)    (0.39)      (0.40)    (0.48)
                                         -------     -------   -------     -------   -------
Net asset value, end of period ..........$  9.91     $ 10.30   $  9.85     $  9.64   $  9.35
                                         =======     =======   =======     =======   =======
Total return (not reflecting sales
  charge)                                 (0.16)%      8.48%     6.36%        7.52%    (0.33)%
Ratios/supplemental data
   Net assets, end of period
   (in thousands)                        $21,961      $16,420   $ 6,694     $ 1,874   $ 1,036
   Ratio of expenses to average net
   assets                                  1.27%       1.31%     1.34%       1.47%     1.43%
   Ratio of net investment income to
      average net assets ...............   3.38%       3.39%     3.72%       3.93%     4.07%
   Portfolio turnover rate .............  15.98%       6.43%    27.42%      44.17%    48.99%

The expense and net investment income ratios without the effect of the voluntary waiver of a portion of the management fee and the voluntary expense reimbursement were:

   Ratio of expenses to average net
   assets .                               1.74%       1.81%     1.78%        1.89%     1.91%
   Ratio of net investment income to
      average net assets ................ 2.93%       2.89%     3.28%        3.51%     3.58%

The expense ratios after giving effect to the waiver, reimbursement and expense offset for uninvested cash balances were:

   Ratio of expenses to average net
   assets .                               1.27%       1.30%     1.28%        1.39%     1.39%


-----------------------
Note: Effective August 1, 2001, Aquila Management  Corporation  became the
      Fund's Investment Adviser replacing Zions First National Bank which was the sub-adviser. Effective January 1, 2004, Aquila Management Corporation, founder of the Fund, assigned its Advisory and Administration Agreement to its wholly-owned subsidiary, Aquila Investment Management LLC.

+ Per share amounts have been calculated using the monthly average shares method.

++ Per share amount has been calculated using the daily average shares method.

Founder

Aquila Management Corporation


Manager

Aquila Investment Management LLC
380 Madison Avenue, Suite 2300 * New York, New York 10017


Board of Trustees


Lacy B. Herrmann, Chairman
Gary C. Cornia
William L. Ensign
Diana P. Herrmann
Lyle W. Hillyard
John C. Lucking
Anne J. Mills


Officers


Diana P. Herrmann, Vice Chair and President
Jerry G. McGrew, Senior Vice President
Kimball L. Young, Senior Vice President and Co-Portfolio Manager
Thomas S. Albright, Senior Vice President and Co-Portfolio Manager
M. Kayleen Willis, Vice President
Joseph P. DiMaggio, Chief Financial Officer and Treasurer
Edward M.W. Hines, Secretary


Distributor

Aquila Distributors, Inc.
380 Madison Avenue, Suite 2300 * New York, New York 10017

Transfer and Shareholder Servicing Agent

PFPC Inc.
760 Moore Road * King of Prussia, Pennsylvania 19406-1212

Custodian

Bank One Trust Company, N.A.
1111 Polaris Parkway * Columbus, Ohio 43240


Independent Registered Public Accounting Firm


KPMG LLP
757 Third Avenue * New York, New York 10017


Counsel
Hollyer Brady Barrett & Hines LLP
551 Fifth Avenue * New York, New York 10176

This Prospectus concisely states information about the Fund that you should know before investing. A Statement of Additional Information about the Fund (the "SAI") has been filed with the Securities and Exchange Commission. The SAI contains information about the Fund and its management not included in this Prospectus. The SAI is incorporated by reference in its entirety in this Prospectus and is therefore legally a part of this Prospectus. Only when you have read both this Prospectus and the SAI are all material facts about the Fund available to you.

You can get additional information about the Fund's investments in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. You can get the SAI and the Fund's annual and semi-annual reports without charge upon request by calling 800-437-1020 (tollfree).

In addition, you can review and copy information about the Fund (including the SAI) at the Public Reference Room of the SEC in Washington, D.C. Information on the operation of the Public Reference Room is available by calling 202-942-8090. Reports and other information about the Fund are also available on the EDGAR Database at the SEC's Internet site at http://www.sec.gov. Copies of this information can be obtained, for a duplicating fee, by E-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

-------

The file number under which the Fund is registered with the SEC under the Investment Company Act of 1940 is 811-6239


                         This Prospectus should be read
                        and retained for future reference


                                  TAX-FREE FUND
                                    FOR UTAH


                                   One Of The
                             Aquilasm Group Of Funds

                                   A tax-free
                                income investment

                                   PROSPECTUS
                                    ---------
                   To make shareholder account inquiries, call
                   the Fund's Shareholder Servicing Agent at:
                             800-437-1000 toll free
                               or you can write to
                                    PFPC Inc.
                                 760 Moore Road
                         King of Prussia, PA 19406-1212


                       Ticker Symbol          CUSIP #

Class A Shares        UTAHX                87675C104
Class C Shares        UTACX                87675C203

                             Tax-Free Fund For Utah
                         380 Madison Avenue, Suite 2300
                               New York, NY 10017
                                  800-437-1020
                                  212-697-6666

                                   Prospectus


Class Y Shares                                          October 24, 2004
Class I Shares



     Tax-Free Fund For Utah is a mutual fund that seeks to provide you as high a level of current income exempt from Utah state and regular Federal income taxes as is consistent with preservation of capital. The Fund invests in municipal obligations that pay interest exempt from Utah state and regular Federal income taxes and are of investment grade quality.


              For purchase, redemption or account inquiries contact
                     the Fund's Shareholder Servicing Agent:
           PFPC Inc. * 760 Moore Road * King of Prussia, PA 19406-1212
                             800-437-1000 toll free


                    For general inquiries & yield information
                     800-437-1020 toll free or 212-697-6666

The Securities and Exchange Commission has not approved or disapproved the Fund's securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

The Fund's Objective, Investment Strategies
and Main Risks...............................
Risk/Return Bar Chart and Performance Table .
Fees and Expenses of the Fund................
Investment of the Fund's Assets..............
Fund Management..............................
Net Asset Value per Share....................
Purchases ...................................
Redeeming Your Investment....................
Alternative Purchase Plans...................
Dividends and Distributions..................
Tax Information..............................
Financial Highlights.........................

        The Fund's Objective, Investment Strategies and Main Risks

        "What is the Fund's objective?"

     The Fund's objective is to provide you as high a level of current income exempt from Utah state and regular Federal income taxes as is consistent with preservation of capital.

        "What is the Fund's investment strategy?"

     The Fund invests in tax-free municipal obligations which pay interest exempt from Utah state and regular Federal income taxes other than taxes on corporations. We call these "Utah Double-Exempt Obligations." In general, all or almost all of these obligations are issued by the State of Utah, its counties and various other local authorities. At least 80% of the Fund's assets will always consist of such obligations of these issuers. These obligations can be of any maturity, but the Fund's average portfolio maturity has traditionally been between 10 and 20 years.

     At the time of purchase, the Fund's Utah Double-Exempt Obligations must be of investment grade quality. This means that they must either

     * be rated within the four highest credit ratings assigned by nationally recognized statistical rating organizations or,

     * if unrated, be determined to be of comparable quality by the Fund's Manager, Aquila Management Corporation.

     The Manager selects obligations for the Fund's portfolio to best achieve the Fund's objective. The Manager evaluates specific obligations for purchase by considering various characteristics including quality, maturity and coupon rate.

     The interest paid on certain types of Utah Double-Exempt Obligations may be subject to the Federal alternative minimum tax ("AMT"). As a fundamental policy of the Fund, at least 80% of the Fund's assets must be invested in Utah Double-Exempt Obligations whose interest is exempt from Utah state and regular Federal income taxes and is also not subject to AMT.

"What are the main risks of investing in the Fund?"

     Among the risks of investing in shares of the Fund and its portfolio of securities are the following:

     Loss of money is a risk of investing in the Fund.

     The Fund's assets, being primarily or entirely Utah issues, are subject to economic and other conditions affecting Utah. Adverse local events, such as a downturn in the Utah economy, could affect the value of the Fund's portfolio.

     There are two types of risk associated with any fixed-income debt securities such as Utah Double-Exempt Obligations: interest rate risk and credit risk.

     * Interest rate risk relates to fluctuations in market value arising from changes in interest rates. If interest rates rise, the value of debt securities, including Utah Double-Exempt Obligations, will normally decline. If the value of Utah Double-Exempt Obligations held by the Fund declines, the net asset value of your shares in the Fund will also decline. All fixed-rate debt securities, even the most highly rated Utah Double-Exempt Obligations, are subject to interest rate risk. Utah Double-Exempt Obligations with longer maturities generally have a more pronounced reaction to interest rate changes than shorter-term securities.

     * Credit risk relates to the ability of the particular issuers of the Utah Double-Exempt Obligations the Fund owns to make periodic interest payments as scheduled and ultimately repay principal at maturity.

     An investment in the Fund is not a deposit in any bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     The Fund is classified as a "non-diversified" investment company under the Investment Company Act of 1940 (the "1940 Act"). Thus, compared with "diversified" funds, it may invest a greater percentage of its assets in obligations of a particular issuer and may therefore not have as much diversification among securities, and thus diversification of risk. In general, the more the Fund invests in the securities of specific issuers, the more the Fund is exposed to risks associated with investments in those issuers.

                             TAX-FREE FUND FOR UTAH
                   RISK/RETURN BAR CHART AND PERFORMANCE TABLE

     The bar chart shown below provides an indication of the risks of investing in Tax-Free Fund For Utah by showing changes in the performance of the Fund's Class Y Shares from year to year over a seven-year period. The table on the following page shows the risk of investing in the Fund by showing how the Fund's average annual returns for the designated periods compare with a broad measure of market performance. The table also shows the effect of taxes on the Fund's returns by presenting after-tax returns for Class Y Shares. These returns are calculated using the highest individual Federal income and capital gains tax rates in effect at the time of each distribution and redemption, but do not reflect state and local taxes. A "return after taxes on distributions and redemptions" may sometimes be higher than the other two return figures; this happens when there is a capital loss on redemption, giving rise to a tax benefit to the shareholder. Actual after-tax returns will depend on your specific situation and may differ from those shown. The after-tax returns shown will be irrelevant to investors owning shares through tax-deferred accounts, such as IRAs or 401(k) plans. The total returns reflect reinvestment of dividends and distributions. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


                                   [Bar Chart]
                      Annual Total Returns - Class Y Shares
                                    1997-2003

20%
18%
16%
14%
12%                         11.44
10%       8.87              XXXX          10.33
 8%       XXXX              XXXX          XXXX
 6%       XXXX  5.60        XXXX          XXXX   6.12
 4%       XXXX  XXXX        XXXX   4.24   XXXX   XXXX
 2%       XXXX  XXXX        XXXX   XXXX   XXXX   XXXX
 0%       XXXX  XXXX        XXXX   XXXX   XXXX   XXXX
-2%                   XXXX  XXXX
-4%                   XXXX  XXXX
-6%                  -5.10
          1997  1998  1999  2000   2001   2002   2003
              Calendar Years

During the period shown in the bar chart, the highest return for a quarter was 4.97% (quarter ended September 30, 2002) and the lowest return for a quarter was -2.31% (quarter ended June 30, 1999).

The year-to-date (from January 1, 2004 to September 30, 2004) total return was 3.25% for Class Y Shares.


                               Average Annual Total Return

                                                         Since
For the period                    1 Year     5 years     inception*
ended December 31, 2003

Tax-Free Fund For Utah
Class Y Shares
   Return before taxes           6.12%        5.24%         6.19%
   Return after taxes on
      distributions              6.02%        5.10%         6.10%
   Return after taxes on
      distributions and
      redemptions                5.56%        5.08%         6.01%

Lehman Brothers Quality Intermediate
   Municipal Bond Index**        4.64%        5.61%         5.84%

(No Class I Shares were sold during these periods.)

*From commencement of class on May 21, 1996.

**The Lehman Brothers Quality Intermediate Municipal Bond Index is nationally oriented and consists of an unmanaged mix of investment-grade intermediate-term municipal securities of issuers throughout the United States. Because of the relatively short duration (less than 6 years) of the Fund's portfolio, management believes the Intermediate Index to be appropriate, although the average maturity of the Fund's portfolio is somewhat longer than that of the index and the Fund's portfolio may accordingly experience somewhat greater volatility.

                             TAX-FREE FUND FOR UTAH
                          FEES AND EXPENSES OF THE FUND


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. No Class I Shares are currently outstanding.

                                 Class I        Class Y
                                 Shares         Shares

Shareholder Fees
(fees paid directly from your investment)

Maximum Sales Charge (Load)
 imposed on Purchases (as a
 percentage of offering price)     None          None
Maximum Deferred Sales
 Charge (Load)........             None          None
Maximum Sales Charge (Load)
 Imposed on Reinvested
 Dividends or Distributions
 (as a percentage of offering
 price).......                     None          None
Redemption Fees.................. .None          None
Exchange Fee...................... None          None

Annual Fund Operating Expenses (expenses that are deducted from the Fund's assets)

Management Fee(1)................. 0.50%         0.50%
Distribution (12b-1)Fee.. ........ 0.10%(2)      None
Other (3)...............        .. 0.45%         0.24%
Total Annual Fund Operating
 Expenses(4)..................     1.05%         0.74%
Total Fee Waivers
 and/or Reimbursement(4) ......... 0.08%         0.08%
Net Expenses(4) .................. 0.97%         0.66%



(1) The Fund pays the Manager an advisory fee at the annual rate of 0.50 of 1% of average annual net assets of which all but 0.02 of 1% is currently being waived. Fee waivers can be discontinued at any time.

(2) Current rate; up to 0.25% can be authorized.

(3) The actual expense ratios for the fiscal year ended June 30, 2004 after giving effect to the waivers, expense reimbursement, and the expense offset for uninvested cash balances were incurred at the following annual rates: total Fund operating expenses were 0.27% for Class Y Shares and would have been 0.48% for Class I Shares, respectively. Other expenses for the two classes differ because Class I Shares bear program costs for financial intermediaries of 0.25%, which includes transfer agent services, and charges common to both classes of 0.20%; Class Y Shares bear only the common charges of 0.20% and an allocation for transfer agent services of 0.04%.

(4) The Manager has contractually undertaken to waive fees and/or reimburse Fund expenses during the period July 1, 2004 through June 30, 2005 so that total Fund expenses will not exceed 0.97% for Class I shares or 0.66% for Class Y Shares.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, you reinvest all dividends and distributions, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       1 year(5)  3 years   5 years    10 years

Class I Shares.......... $ 99      $326      $572      $1,275
Class Y Shares.......... $ 67      $229      $404      $  911

(5) Absent fee waivers and reimbursements, one-year expenses would be $107 for Class I Shares and $76 for Class Y Shares, and, accordingly, the expenses for 3, 5 and 10 years would be higher as well.

         Investment of the Fund's Assets

         "Is the Fund right for me?"

     The shares of the Fund are designed to be a suitable investment for individuals, corporations, institutions and fiduciaries who seek income exempt from Utah state and regular Federal income taxes.

     Institutional Class Shares ("Class Y Shares") are offered only to institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity. Financial Intermediary Class Shares ("Class I Shares") are offered and sold only through financial intermediaries with which Aquila Distributors, Inc. (the "Distributor") has entered into sales agreements. The Fund does not sell the shares of either class directly to retail customers.

         Utah Double-Exempt Obligations

     The Fund invests in Utah Double-Exempt Obligations, which are a type of municipal obligation. They pay interest which bond counsel or other appropriate counsel deems to be exempt from regular Federal and State of Utah income taxes other than taxes on corporations. They include obligations of Utah issuers and certain non-Utah issuers, of any maturity.


     The obligations of non-Utah issuers that the Fund can purchase are those issued by certain entities (Alaska, Florida, Indiana, Nevada, North Dakota, South Dakota, Texas, Wyoming, Washington, D.C. and Washington State) that do not tax interest from obligations issued by the State of Utah. Interest paid on these obligations is currently exempt from regular Federal and Utah income taxes other than taxes on corporations. The Fund purchases the obligations of these issuers only when obligations of Utah issuers with the appropriate characteristics of quality, maturity and coupon rate are unavailable.


         Municipal Obligations

     Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities to obtain funds for public purposes.

     There are two principal classifications of municipal obligations: "notes" and "bonds." Notes generally have maturities of one year or less, while bonds are paid back over longer periods.

     The various public purposes for which municipal obligations are issued include:

     *    obtaining funds for general operating expenses,

     *    refunding outstanding obligations,

     * obtaining funds for loans to other public institutions and facilities, and

     * funding the construction of highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works.

         Municipal obligations include:

     *    tax, revenue or bond anticipation notes,

     *    construction loan notes,

     *    project notes, which sometimes carry a U.S. government guarantee,

     * municipal lease/purchase agreements, which are similar to installment purchase contracts for property or equipment, and

     *    floating and variable rate demand notes.

"Explain further how interest rate risk and credit risk may affect the value of the Fund's investments and their yields."

     Change in prevailing interest rates is the most common factor that affects the value of the obligations in the Fund's portfolio. Any such change may have different effects on short-term and long-term Utah Double-Exempt Obligations. Long-term obligations (which usually have higher yields) may fluctuate in value more than short-term ones. Thus, the Fund may shorten the average maturity of its portfolio when it believes that prevailing interest rates may rise. While this strategy may promote one part of the Fund's objective, preservation of capital, it may also result in a lower level of income.


     An additional aspect of credit risk that is related to but distinct from the direct risk of non-payment by an issuer is that market perceptions may develop, based on the determinations of a rating agency or otherwise, of deterioration in an issuer's credit, and these may tend to depress the market value of the issuer's outstanding debt obligations. Other market conditions may ameliorate this effect; for example, in a period of rising demand for, and/or diminishing supply of, Utah Double-Exempt Obligations, the market value of a Utah Double-Exempt Obligation may remain relatively firm even in the face of a lowered credit rating for an issuer. Nevertheless, deterioration in creditworthiness tends as a general matter to be reflected over time in lower market values.


     "What are the main risk factors and special considerations specifically relating to investment in Utah Double-Exempt Obligations?"


     The following is a discussion of the general factors that might influence the ability of Utah issuers to repay principal and interest when due on the Utah Double-Exempt Obligations that the Fund owns. The Fund has derived this information from sources that are generally available to investors and believes it to be accurate, but it has not been independently verified and it may not be complete.


     Utah's economy is dominated by service industries, trade, government and various manufacturing sectors. While Utah's economy has significantly outperformed the national economy for several years, and its overall employment growth rate in recent years has ranked among the highest in the nation, there can be no assurance that such conditions will continue in the future.

     The population of the State has increased in recent years, with the increase being attributable to both natural population increase and net in-migration. From fiscal years 1984 through 1989 the State experienced out-migration because of an economy outpaced by the growth of its labor force and a decline in the State's energy producing industries. It is not known at the present time whether current trends will continue. Utah has more school-age children and fewer working adults, as a percentage of its population, than any other state; hence, to pay the State's education costs, Utah households pay more in state and local taxes per household than the national average. This current relatively high level of taxation could adversely affect the ability of Utah issuers to raise taxes substantially or at all.

     A large percentage of the land in Utah is owned by the Federal Government or included in Indian reservations, thereby reducing the tax base of the State and its political subdivisions. Some communities in the State contain major industries heavily dependent on defense-related government contracts for their revenues. The termination of such government contracts could increase unemployment and reduce taxes paid by such industries.

     The ability of Utah and its political subdivisions to borrow money and to levy and collect taxes is limited by constitutional and statutory restrictions such as debt limitations and limitations on revenue increases.

     The State receives revenues from three principal sources: (a) taxes and licenses; (b) Federal grants-in-aid; and (c) fees, the State's share of mineral royalties, bonuses on Federal land and other miscellaneous charges and receipts. A substantial portion of revenues come from sales taxes. The State collects an individual income tax and a corporate franchise tax, but all net revenues from such taxes are distributed to local school districts.

     Local governments are heavily dependent on ad valorem property tax revenues, but also can receive revenues from other local taxes and fees. There can be no assurance that a material downturn in the State's economy, with the resulting impact on State and local finances, will not adversely affect the market value of the Utah Double-Exempt Obligations held in the Fund or the ability of the respective obligors to make debt service payments on such Utah Double-Exempt Obligations.

     The availability of water is a significant concern in Utah. During the past decade the State has experienced periods of both flooding and drought. Water issues will likely affect the growth and prosperity of the State in the future.

     The Utah Double-Exempt Obligations in which the Fund may invest from time to time include general obligation bonds, revenue bonds, industrial revenue bonds and special tax assessment bonds, and the sensitivity of each of these types of investments to the general and economic factors discussed above may vary significantly. No assurance can be given as to the effect, if any, that these factors, individually or in the aggregate, may have on any individual Utah Double-Exempt Obligations or on the Fund as a whole.

         Fund Management

         "How is the Fund managed?"


     Aquila Investment Management LLC, 380 Madison Avenue, Suite 2300, New York, NY 10017, the Manager, is the Fund's investment adviser under an Advisory and Administration Agreement. The Manager is also responsible for administrative services, including providing for the maintenance of the headquarters of the Fund, overseeing relationships between the Fund and the service providers to the Fund, either keeping the accounting records of the Fund or, at its expense and responsibility, delegating such duties in whole or in part to a company satisfactory to the Fund, maintaining the Fund's books and records and providing other administrative services.


     The Manager provides the Fund with local advisory services.


     Under the Advisory and Administration Agreement, the Manager provides for investment supervision, including supervising continuously the investment program of the Fund and the composition of its portfolio, determining what securities will be purchased or sold by the Fund, and arranging for the purchase and the sale of securities held in the portfolio of the Fund; and, at the Manager's expense, providing for pricing of the Fund's portfolio daily.


     During the fiscal year ended June 30, 2004, the Fund accrued management fees to the Manager at the annual rate of 0.50 of 1% of its average annual net assets.

         Information about the Manager


     The Fund's Manager is a wholly-owned subsidiary of Aquila Management Corporation "AMC"), founder of each fund in the Aquilasm Group of Funds, which consists of tax-free municipal bond funds, money-market funds and an equity fund. As of September 30, 2004, these funds had aggregate assets of approximately $4.0 billion, of which approximately $2.4 billion consisted of assets of the tax-free municipal bond funds. AMC's address is the same as that of the Manager. AMC, which was founded in 1984, is controlled by Mr. Lacy B. Herrmann, directly, through two trusts and through share ownership by his wife.


     Kimball L. Young, Senior Vice President of the Fund since 1997 and Vice President from 1992 to 1997, and Thomas S. Albright, Senior Vice President, co-manage the Fund's portfolio.

     Mr. Young was a principal of Lewis Young Robertson & Burningham, Inc., a broker/dealer providing public finance services to Utah local governments, from 1995 to 2001. He was Senior Vice President-Public Finance, Kemper Securities Inc., Salt Lake City, Utah from 1981 to 1992. He is an economics graduate of the University of Utah.


     Mr. Albright has been Senior Vice President and, as an employee of the Manager, Portfolio Manager of Churchill Tax-Free Fund of Kentucky, which has approximately $280 million in assets and similar investment objectives to those of the Fund, since July 1, 2000. He served in the same portfolio management capacity for that fund from 1995 to 2000 as an officer of Banc One Investment Advisors Corporation, that fund's former Sub-Adviser. From 1981 to 1995 he was employed by Liberty National Bank of Louisville, KY, where he was responsible for management of its investment portfolio. Mr. Albright attended the University of Louisville and has been involved in portfolio management since 1975.


         Net Asset Value per Share

     The net asset value of the shares of each of the Fund's classes of shares is determined as of 4:00 p.m., New York time, on each day that the New York Stock Exchange is open (a "business day"), by dividing the value of the Fund's net assets (which means the value of the assets less liabilities) allocable to each class by the total number of shares of such class outstanding at that time. In general, net asset value of the Fund's shares is based on portfolio market value, except that Utah Double-Exempt Obligations maturing in 60 days or less are generally valued at amortized cost. The price at which a purchase or redemption of shares is effected is based on the net asset value next calculated after your purchase or redemption order is received in proper form. The New York Stock Exchange annually announces the days on which it will not be open. The most recent announcement indicates that it will not be open on the following days: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the Exchange may close on days not included in that announcement.

                                    Purchases

         "Are there alternative purchase plans?"

     This Prospectus offers two separate classes of shares. All classes represent interests in the same portfolio of Utah Double-Exempt Obligations.

         "In which states can I buy shares of the Fund?"

     You can purchase shares of the Fund if you live in Utah or in one of the other states listed below. You should not purchase shares of the Fund if you do not reside in one of the following states.

     Also, if you do not reside in Utah, dividends from the Fund may be subject to state income taxes of the state in which you do reside. Therefore, you should consult your tax adviser before buying shares of the Fund.

     On the date of this Prospectus, Class Y Shares and Class I Shares are available only in:


                  * Utah * Colorado * Florida * Hawaii * Idaho
                     * Nevada * New York * Oregon * Wyoming


     The Fund and the Distributor may reject any order for the purchase of shares.

"How much money do I need to invest?"

For Class Y Shares:

         $1,000. Subsequent investments can be in any amount.

For Class I Shares:

     Financial intermediaries can set their own requirements for initial and subsequent investments.

         "How do I purchase shares?"

         You may purchase Class Y Shares:


     * through an investment broker or dealer, or a bank or other financial intermediary, that has a sales agreement with the Distributor, Aquila Distributors, Inc., in which case that institution will take action on your behalf, and you will not personally perform the steps indicated below; or


     * directly through the Distributor, by mailing payment to the Fund's Agent, PFPC Inc.

     Your investment must be drawn in United States dollars on a United States commercial bank, savings bank or credit union or a United States branch of a foreign commercial bank (each of which is a "Financial Institution").

     You may purchase Class I Shares only through a financial intermediary.

     The price you will pay is net asset value for both Class Y Shares and Class I Shares. (See "What price will I pay for the Fund's shares?")


Opening a Class Y Shares                    Adding to a Class Y
Account                                     Shares Account

* Make out a check for                      * Make out a check for
the investment amount                       the investment amount
payable to Tax-Free Fund                    payable to Tax-Free Fund
For Utah.                                   For Utah.



* Complete a New
Account Application                         * Fill out the
which is available                          pre-printed
with the Prospectus                         stub attached
or upon request,                            to the Fund's
indicating the features                     confirmations
you wish to authorize.                      or supply the
                                            name(s) of account
                                            owner(s),
                                            the account number, and
                                            the name of the Fund.



* Send your check and                       * Send your check and
completed New Account                       completed account
Application                                 information
to your dealer or                           to your dealer or
to the Fund's                               to the Fund's
Agent, PFPC Inc.                            Agent, PFPC Inc.


         "Can I transfer funds electronically?"

     You can have funds transferred electronically, in amounts of $50 or more, from your Financial Institution if it is a member of the Automated Clearing House. You may make investments through two electronic transfer features, "Automatic Investment" and "Telephone Investment."

     * Automatic Investment: You can authorize a pre-determined amount to be regularly transferred from your account.

     * Telephone Investment: You can make single investments of up to $50,000 by telephone instructions to the Agent.

     Before you can transfer funds electronically, the Fund's Agent must have your completed New Account Application authorizing these features. Or, if you initially decide not to choose these conveniences and then later wish to do so, you must complete a Ready Access Features Form which is available from the Distributor or Agent, or if your account is set up so that your broker or dealer makes these sorts of changes, request your broker or dealer to make them. The Fund may modify or terminate these investment methods or charge a service fee, upon 30 days' written notice to shareholders.

                            Redeeming Your Investment

         Redeeming Class Y Shares

     You may redeem some or all of your shares by a request to the Agent. Shares will be redeemed at the next net asset value determined after your request has been received in proper form.

     There is no minimum period for investment in the Fund, except for shares recently purchased by check or by Automatic or Telephone Investment as discussed below.

     A redemption may result in a tax liability for you.

"How can I redeem my investment?"

By mail, send instructions to:

PFPC Inc.
Attn: Aquilasm Group of Funds
760 Moore Road
King of Prussia, PA 19406-1212

By telephone, call:


800-437-1000
toll free


By FAX, send
instructions to:

610-312-5463

For liquidity and convenience, the Fund offers expedited redemption for Class Y Shares.

         Expedited Redemption Methods

         You may request expedited redemption in two ways:

     1. By Telephone. The Agent will take instructions from anyone by telephone to redeem shares and make payments:

     a)   to a Financial Institution account you have previously specified; or


     b) by check in the amount of $50,000 or less, mailed to the same name and address on the account from which you are redeeming, provided that neither the name nor the address has changed during the prior 30 days. You may only redeem by check via telephone request once in any seven-day period.


                              Telephoning the Agent

         Whenever you telephone the Agent, please be prepared to supply:

              *   account name(s) and number

              *   name of the caller

              *   the social security number registered to the account

              *   personal identification.

              Note: Check the accuracy of your confirmation statements immediately upon receipt. The Fund, the Agent, and the Distributor are not responsible for losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify a caller's identity. The Agent may record calls.

     2. By FAX or Mail. You may request redemption payments to a predesignated Financial Institution account by a letter of instruction sent to the Agent, PFPC Inc., by FAX at 610-312-5463 or by mail to 760 Moore Road, King of Prussia, PA 19406-1212. The letter, signed by the registered shareholder(s) (no signature guarantee is required), must indicate:

              *   account name(s)

              *   account number

              *   amount to be redeemed

              *   any payment directions.

     To have redemption proceeds sent directly to a Financial Institution account, you must complete the Expedited Redemption section of the New Account Application or a Ready Access Features Form. You will be required to provide (1) details about your Financial Institution account, (2) signature guarantees and
(3) possible additional documentation.

     The name(s) of the shareholder(s) on the Financial Institution account must be identical to the name(s) on the Fund's records of your account.

     You may change your designated Financial Institution account at any time by completing and returning a revised Ready Access Features Form.

Regular Redemption Method

     To redeem by the regular redemption method, send a letter of instruction to the Fund's Agent, which includes:

     *    account name(s)

     *    account number

     * dollar amount or number of shares to be redeemed or a statement that all shares held in the account are to be redeemed

     * payment instructions (we normally mail redemption proceeds to your address as registered with the Fund)

     *    signature(s) of the registered shareholder(s); and

     *    signature guarantee(s), if required, as indicated below.

     To be in "proper form," your letter must be signed by the registered shareholder(s) exactly as the account is registered. For a joint account, both shareholder signatures are necessary.

     We may require additional documentation for certain types of shareholders, such as corporations, partnerships, trustees or executors, or if redemption is requested by someone other than the shareholder of record.


     Signature Guarantees. If sufficient documentation is on file, we do not require a signature guarantee for redemptions of shares up to $50,000, payable to the record holder, and sent to the address of record. In all other cases, signatures must be guaranteed.


         Your signature may be guaranteed by any:

     *    member of a national securities exchange

     *    U.S. bank or trust company

     *    state-chartered savings bank

     *    federally chartered savings and loan association

     *    foreign bank having a U.S. correspondent bank; or

     * participant in the Securities Transfer Association Medallion Program ("STAMP"), the Stock Exchanges Medallion Program ("SEMP") or the New York Stock Exchange, Inc. Medallion Signature Program ("MSP").

         A notary public is not an acceptable signature guarantor.

         Redemption of Class I Shares

     You may redeem all or any part of your Class I Shares at the net asset value next determined after receipt in proper form of your redemption request by your financial intermediary. Redemption requests for Class I Shares must be made through a financial intermediary and cannot be made directly. Financial intermediaries may charge a fee for effecting redemptions. There is no minimum period for any investment in the Fund. The Fund does not impose redemption fees or penalties on redemption of Class I Shares. A redemption may result in a transaction taxable to you.

         "When will I receive the proceeds of my redemption?"

     Redemption proceeds for Class Y Shares are normally sent on the next business day following receipt of your redemption request in proper form. Except as described below, payments will normally be sent to your address of record within seven days.


Redemption                 Method of Payment               Charges

Under $1,000.              Check.                          None.

$1,000 or more.            Check, or wired or              None.
                           transferred through
                           the Automated Clearing
                           House to your Financial
                           Institution account, if
                           you so requested on
                           your New Account
                           Application or Ready
                           Access Features Form.

Through a                  Check or wire, to your           None. However
broker/dealer.             broker/dealer.                   your broker/dealer
                                                            may charge a fee.

     Although the Fund does not currently intend to, it can charge up to $5.00 per wire redemption, after written notice to shareholders who have elected this redemption procedure. Upon 30 days' written notice to shareholders the Fund may modify or terminate the use of the Automated Clearing House to make redemption payments at any time or charge a service fee, although no such fee is presently contemplated. If any such changes are made, the Prospectus will be supplemented to reflect them.

     Redemption payments for Class I Shares are made to financial intermediaries.

     The Fund may delay payment for redemption of shares recently purchased by check (including certified, cashier's or official bank check), Automatic Investment or Telephone Investment for up to 15 days after purchase; however, payment for redemption will not be delayed after (i) the check or transfer of funds has been honored, or (ii) the Agent receives satisfactory assurance that your Financial Institution will honor the check or transfer of funds. You can eliminate possible delays by paying for purchased shares with wired funds or Federal Reserve drafts.


     The Fund has the right to postpone payment or suspend redemption rights during certain periods. These periods may occur (i) when the New York Stock Exchange is closed for other than weekends and holidays, (ii) when the Securities and Exchange Commission (the "SEC") restricts trading on the New York Stock Exchange, (iii) when the SEC determines that an emergency exists which causes disposal of, or determination of the value of, the portfolio securities to be unreasonable or impracticable, and (iv) during such other periods as the SEC may permit.


     The Fund can redeem your shares if their value totals less than $500 as a result of redemptions or failure to meet and maintain the minimum investment level under an Automatic Investment program. Before such a redemption is made, we will send you a notice giving you 60 days to make additional investments to bring your account up to the minimum.

     Redemption proceeds may be paid in whole or in part by distribution of the Fund's portfolio securities ("redemption in kind") in conformity with SEC rules. This method will only be used if the Board of Trustees determines that payments partially or wholly in cash would be detrimental to the best interests of the remaining shareholders.

         "Is there an Automatic Withdrawal Plan?"

     An Automatic Withdrawal Plan, which is only available for Class Y Shares, allows you to receive a monthly or quarterly check in a stated amount, not less than $50.

                           Alternative Purchase Plans

     In this Prospectus the Fund provides you with two ways to invest in the Fund through two separate classes of shares. All classes represent interests in the same portfolio of Utah Double-Exempt Obligations.

                          Class Y Shares            Class I Shares
                          "Institutional            "Financial Intermediary
                          Class"                    Class"

Initial Sales              None.                     None. Financial
Charge                                               Intermediaries may
                                                     charge a fee for
                                                     purchase of shares.


Contingent                 None.                     None.
Deferred Sales
Charge

Distribution and           None.                     Distribution fee of
Service Fees                                         up to 0.25 of 1% of
                                                     average annual net
                                                     assets allocable to
                                                     Class I Shares, currently
                                                     up to 0.10 of 1% of such
                                                     net assets, and a service
                                                     fee of up to 0.25 of 1%
                                                     of such assets.

"What price will I pay for the Fund's shares?"


     The offering price for Class Y Shares is the net asset value per share. You will receive that day's offering price on purchase orders, including Telephone Investments and investments by mail, received in proper form prior to 4:00 p.m. New York time. Otherwise, orders will be filled at the next determined net asset value. Dealers are required to submit orders promptly, except if your dealer imposes an earlier cutoff time than 4:00 p.m. for the receipt of orders, your dealer will submit orders received after its earlier cutoff time after 4:00 p.m. Those orders will receive the next determined offering price. Purchase orders received on a non-business day, including those for Automatic Investment, will be executed on the next succeeding business day.


     The offering price for Class I Shares is the net asset value per share. The offering price determined on any day applies to all purchases received by each financial intermediary prior to 4:00 p.m. New York time on any business day. Purchase orders received by financial intermediaries after that time will be filled at the next determined net asset value.

     The sale of shares will be suspended (1) during any period when net asset value determination is suspended or (2) when the Distributor judges it is in the Fund's best interest to do so.


         Exchange Privilege


     Generally, you can exchange Class Y shares of this Fund into the tax-free municipal bond funds and the equity fund (together with the Fund, the "Bond or Equity Funds") and money-market funds (the "Money-Market Funds") in the Aquilasm Group of Funds (collectively, the "Aquila Funds") for shares of the same class of any other Bond or Equity Fund, or for Original Shares of any Money-Market Fund, without the payment of a sales charge or any other fee.


     The exchange privilege is also available to Class I Shares to the extent that other Aquila Funds are made available to its customers by your financial intermediary. All exchanges of Class I Shares must be made through your financial intermediary.


     Because excessive trading in Fund shares can be harmful to the Fund and its other shareholders, the right is reserved to revise or terminate the exchange privilege, to limit the number of exchanges or to reject any exchange if (i) the Fund or any of the other Aquila Funds believe that it or they would be harmed or be unable to invest effectively or (ii) it or they receive or anticipate receiving simultaneous orders that may significantly affect the Fund or any other Aquila Fund.


         "What about confirmations and share certificates?"

     A statement will be mailed to you confirming each purchase of Class Y Shares in the Fund. Additionally, your account at the Agent will be credited in full and fractional shares (rounded to the nearest 1/1000th of a share). Financial intermediaries will confirm purchases of Class I Shares. The Fund will not issue certificates for Class Y Shares or Class I Shares.

"Is there a Distribution Plan or a Services Plan?"

     The Fund has adopted a Distribution Plan (the "Plan") under the Investment Company Act of 1940's Rule 12b-1 in order to:

     (i) permit the Fund to finance activities primarily intended to result in the sale of its shares;

     (ii) permit the Manager to make payment for distribution expenses out of its own funds; and

     (iii) protect the Fund against any claim that some of the expenses which it pays or may pay might be considered to be sales-related and therefore come within the purview of the Rule.

     No payments are made under the Plan out of assets represented by Class Y Shares.

     Pursuant to the Plan, the Fund makes payments with respect to Class I Shares under agreements to certain broker/dealers and other qualified recipients.

     For any fiscal year, these payments (currently up to 0.10 of 1%) may not exceed 0.25 of 1% of the average annual net assets represented by the Class I Shares of the Fund.

     Such payments can be made only out of the Fund's assets allocable to the Class I Shares. Because these distribution fees are paid out of assets on an ongoing basis, over time these fees will increase the cost of your investment; they may cost you more than paying other types of sales charges.

Shareholder Services Plan for Class I Shares

     The Fund's Shareholder Services Plan authorizes it to pay a service fee under agreements to certain qualified recipients who have agreed to provide personal services to Class I shareholders and/or maintain their accounts. For any fiscal year, such fees may not exceed 0.25 of 1% of the average annual net assets represented by Class I Shares. Payment is made only out of the Fund's assets represented by Class I Shares. No payments are made with respect to assets represented by Class Y Shares.

"Transfer on Death" ("TOD") Registration (Not available for Class I Shares)


     If you own Class Y Shares, the Fund generally permits "transfer on death" ("TOD") registration of shares, so that on the death of the shareholder the shares are transferred to a designated beneficiary or beneficiaries. Ask the Agent or your broker/dealer for the Transfer on Death Registration Request Form. With it you will receive a copy of the TOD Rules of the Aquilasm Group of Funds, which specify how the registration becomes effective and operates. By opening a TOD Account, you agree to be bound by the TOD Rules. This service is not available for Class I Shares.


Dividends and Distributions

"How are dividends and distributions determined?"

     The Fund pays dividends and other distributions with respect to each class of shares. The Fund calculates its dividends and other distributions with respect to each class at the same time and in the same manner. Net income for dividend purposes includes all interest income accrued by the Fund since the previous dividend declaration less expenses paid or accrued. Net income also includes any original issue discount, which occurs if the Fund purchases an obligation for less than its face amount. The discount from the face amount is treated as additional income earned over the life of the obligation. Because the Fund's income varies, so will the Fund's dividends. There is no fixed dividend rate. It is expected that most of the Fund's dividends will be comprised of interest income. The dividends and distributions of each class can vary due to certain class-specific charges. The Fund will declare all of its net income as dividends on every day, including weekends and holidays, on those shares outstanding for which payment was received by the close of business on the preceding business day.

     Redeemed shares continue to earn dividends through and including the earlier of:

     1. the day prior to the day when redemption proceeds are mailed, wired or transferred by the Automated Clearing House or the Agent or paid by the Agent to a selected dealer; or

     2. the third day the New York Stock Exchange is open after the day the net asset value of the redeemed shares was determined.

     The Fund's present policy is to pay dividends so they will be received or credited by approximately the first day of each month.

"How are dividends and distributions paid?"

     Dividends and distributions on Class Y Shares will automatically be reinvested in full and fractional shares of the Fund of the same class at net asset value as of the payment date for the dividend or distribution unless you elect otherwise.

     If you own or purchase Class Y Shares, you may choose to have all or any part of your dividends or distributions paid in cash. You can elect to have the cash portion of your dividends or distributions deposited, without charge, by electronic funds transfers into your account at a financial institution, if it is a member of the Automated Clearing House.

     You can make any of these elections on the New Account Application, by a Ready Access Features Form or by a letter to the Agent. Your election to receive some or all of your dividends and distributions in cash will be effective as of the next payment of dividends after it has been received in proper form by the Agent. It will continue in effect until the Agent receives written notification of a change.

     All arrangements for the payment of dividends and distributions with respect to Class I Shares, including reinvestment of dividends, must be made through financial intermediaries.

     Whether your dividends and distributions are received in cash or reinvested, you will receive a monthly statement indicating the current status of your Class Y investment account with the Fund. Financial intermediaries provide their own statements of Class I Shares accounts.


     If you do not comply with laws requiring you to furnish taxpayer identification numbers and report dividends, the Fund may be required to impose backup withholding at a rate of 28% upon payment of redemptions to you and on capital gains distributions (if any) and any other distributions that do not qualify as "exempt-interest dividends."


     The Fund reserves the right to change the dividend and distribution payment option on your account to "reinvest" if mail sent to the address on your account is returned by the post office as "undeliverable" and you have elected to have your account dividends and/or distributions paid in cash. In such event, the Fund would then purchase additional shares of the Fund with any dividend or distribution payments that are "undeliverable". In order to change the option back to "cash", you would need to send the Agent written instructions as described above.

                                 Tax Information

     Net investment income includes income from Utah Double-Exempt Obligations in the portfolio that the Fund allocates as "exempt-interest dividends." Such dividends are exempt from regular Federal income tax. The Fund will allocate exempt-interest dividends by applying one designated percentage to all income dividends it declares during its tax year. It will normally make this designation in the first month following its fiscal year end for dividends paid in the prior year.

     It is possible that a portion of the distributions paid by the Fund in excess of its net tax-exempt income will be subject to Federal and Utah income taxes.


     During the last calendar year and the most recent fiscal year, the Fund's dividends consisted of the following (no Class I Shares were outstanding):


Calendar Year
12/31/03


                   Exempt-Interest     Capital              Ordinary
                   Dividends           Gains Dividends      Dividend Income


Class Y Shares     94.59%              0.00%                5.41%



Fiscal Year
06/30/04


                   Exempt-Interest     Capital              Ordinary
                   Dividends           Gains Dividends      Dividend Income


Class Y Shares     94.02%              0.00%                5.98%




     Net capital gains of the Fund, if any, realized through October 31st of each year and not previously paid out will be paid out after that date. The Fund may also pay supplemental distributions after the end of its fiscal year. Capital gains and any other taxable dividends declared in October, November or December and paid to you in January (whether received in cash or reinvested in shares) are taxable for Federal income tax purposes as if received in December. If net capital losses are realized in any year, they are charged against capital and not against net investment income which is distributed regardless of gains or losses.

     The Fund intends to qualify during each fiscal year under the Internal Revenue Code to pay exempt-interest dividends to its shareholders. Exempt-interest dividends derived from net income earned by the Fund on Utah Double- Exempt Obligations will be excludable from gross income of the shareholders for regular Federal income tax purposes. Capital gains dividends are not included in "exempt-interest dividends." Although exempt-interest dividends are not subject to regular Federal income tax, each taxpayer must report the total amount of tax-exempt interest (including exempt-interest dividends from the Fund) received or acquired during the year. Exempt-interest dividends are taken into account in determining the taxable portion of any Social Security or Railroad Retirement benefit you or your spouse receives.

     The Fund will treat as ordinary income in the year received certain gains on Utah Double-Exempt Obligations it acquired after April 30, 1993 and sells for less than face or redemption value. Those gains will be taxable to you as ordinary income, if distributed.

     Capital gains dividends (net long-term gains over net short-term losses) which the Fund distributes and so designates are reportable by shareholders as taxable gains from the sale or exchange of a capital asset held for more than a year. This is the case whether the shareholder reinvests the distribution in shares of the Fund or receives it in cash, regardless of the length of time the investment is held.

     Short-term gains, when distributed, are taxed to shareholders as ordinary income. Capital losses of the Fund are not distributed but are carried forward by the Fund to offset gains in later years and reduce future capital gains dividends and amounts taxed to shareholders.

     The Fund's gains or losses on sales of Utah Double-Exempt Obligations will be deemed long or short-term depending upon the length of time the Fund holds these obligations.

     You will receive information on the tax status of the Fund's dividends and distributions annually.

         Special Tax Matters

     Under the Internal Revenue Code, interest on loans incurred by shareholders to enable them to purchase or carry shares of the Fund may not be deducted for regular Federal tax purposes. In addition, under rules used by the Internal Revenue Service for determining when borrowed funds are deemed used for the purpose of purchasing or carrying particular assets, the purchase of shares of the Fund may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.

     If you, or someone related to you, is a "substantial user" of facilities financed by industrial development or private activity bonds, you should consult your own tax adviser before purchasing shares of the Fund.

     Interest from all Utah Double-Exempt Obligations is tax-exempt for purposes of computing the shareholder's regular tax. However, interest from so-called private activity bonds issued after August 7, 1986, constitutes a tax preference for both individuals and corporations and thus will enter into a computation of the alternative minimum tax ("AMT"). Whether or not that computation will result in a tax will depend on the entire content of your return. The Fund will not invest more than 20% of its assets in the types of Utah Double-Exempt Obligations that pay interest subject to AMT. An adjustment required by the Internal Revenue Code will tend to make it more likely that corporate shareholders will be subject to AMT. They should consult their tax advisers.

"What should I know about Utah taxes?"

     Distributions of interest income made by the Fund from Utah Double-Exempt Obligations will generally be treated for purposes of the Utah Individual Income Tax Act in the same manner as they are treated under the Internal Revenue Code for Federal income tax purposes. Individual shareholders of the Fund generally will not be subject to Utah income tax on distributions received from the Fund to the extent such distributions are attributable to interest income on Utah Double-Exempt Obligations. Certain subtractions relating to retirement income received by shareholders under the age of 65 and the exemption allowed to individuals over the age of 65 may be reduced because the receipt of exempt-interest dividends from the Fund will be added to federal adjusted gross income for purposes of calculating the income of individuals for Utah income tax purposes. Other distributions from the Fund, including capital gains dividends, will generally not be exempt from Utah income tax.

     Distributions of interest income from Utah Double-Exempt Obligations are not exempt from the Utah corporate franchise and income tax. Corporations should consult their tax advisers before investing in the Fund.

     Shares of the Fund will not be subject to the Utah property tax.

     Shareholders of the Fund should consult their tax advisers about other state and local tax consequences of their investment in the Fund.

                             TAX-FREE FUND FOR UTAH
                              FINANCIAL HIGHLIGHTS
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

     The financial highlights table is intended to help you understand the Fund's financial performance for the past five years of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). No historical information exists for Class I Shares, none of which were outstanding. This information has been audited by KPMG LLP, whose report, along with the Fund's financial statements, is included in the annual report, is incorporated by reference into the SAI and is available upon request. No Class I Shares were outstanding during the periods shown.

                                                                  CLASS Y
                                          --------------------------------------------------
                                                            YEAR ENDED JUNE 30,
                                          --------------------------------------------------
                                            2004        2003        2002        2001    2000
                                          -------     -------     -------     ------- -------
Net asset value, beginning of period .... $ 10.34     $  9.89   $  9.68     $  9.36   $  9.88
                                          -------     -------   -------     -------   -------
Income (loss) from investment operations:
   Net investment income ................    0.44++      0.42+     0.50+       0.49+     0.45+
   Net gain (loss) on securities (both
      realized and unrealized)  .........   (0.36)       0.50      0.20        0.34     (0.38)
                                          -------     -------   -------     -------   -------
Total from investment operations ........    0.08        0.92      0.70        0.83      0.07
                                          -------     -------   -------     -------   -------
Less distributions:
   Dividends from net investment income .   (0.48)      (0.47)    (0.49)      (0.51)    (0.53)
   Distributions from capital gains .....      --          --        --          --     (0.06)
                                          -------     -------   -------     -------   -------
   Total distributions ..................   (0.48)      (0.47)    (0.49)      (0.51)    (0.59)
                                          -------     -------   -------     -------   -------
Net asset value, end of period .......... $  9.94     $ 10.34   $  9.89     $  9.68   $  9.36
                                          =======     =======   =======     =======   =======
Total return (not reflecting sales
 charge)                                     0.76%       9.55%     7.41%       9.05%     0.86%
Ratios/supplemental data
   Net assets, end of period (in
   thousands)                              $ 8,233     $   883   $    30     $     5   $   0.1
   Ratio of expenses to average net
   assets                                    0.28%       0.30%     0.36%       0.42%     0.42%
   Ratio of net investment income to
      average net assets ................    4.41%       4.17%     4.75%       4.83%     4.88%
   Portfolio turnover rate ..............   15.98%       6.43%    27.42%      44.17%    48.99%

The expense and net investment income ratios without the effect of the voluntary waiver of a portion of the management fee and the voluntary expense reimbursement were:

   Ratio of expenses to average net assets   0.74%       0.78%    0.80%       0.64%     0.86%
   Ratio of net investment income to
      average net assets ................    3.95%       3.70%    4.31%       4.62%     4.43%

The expense ratios after giving effect to the waiver, reimbursement and expense offset for uninvested cash balances were:

   Ratio of expenses to average net assets ..0.27%       0.29%    0.30%       0.36%     0.39%

----------------------
Note: Effective August 1, 2001, Aquila Management  Corporation became the
      Fund's Investment Adviser replacing Zions First National Bank which was the sub-adviser. Effective January 1, 2004, Aquila Management Corporation, founder of the Fund, assigned its Advisory and Administration Agreement to its wholly-owned subsidiary, Aquila Investment Management LLC.

 + Per share amounts have been calculated using the monthly average shares method.

++ Per share amounts have been calculated using the daily average shares method.

Founder

Aquila Management Corporation


Manager

Aquila Investment Management LLC
380 Madison Avenue, Suite 2300 * New York, New York 10017


Board of Trustees


Lacy B. Herrmann, Chairman
Gary C. Cornia
William L. Ensign
Diana P. Herrmann
Lyle W. Hillyard
John C. Lucking
Anne J. Mills


Officers


Diana P. Herrmann, Vice Chair and President
Jerry G. McGrew, Senior Vice President
Kimball L. Young, Senior Vice President and Co-Portfolio Manager
Thomas S. Albright, Senior Vice President and Co-Portfolio Manager
M. Kayleen Willis, Vice President
Joseph P. DiMaggio, Chief Financial Officer and Treasurer
Edward M.W. Hines, Secretary


Distributor

Aquila Distributors, Inc.
380 Madison Avenue, Suite 2300 * New York, New York 10017

Transfer and Shareholder Servicing Agent

PFPC Inc.
760 Moore Road * King of Prussia, Pennsylvania 19406-1212

Custodian

Bank One Trust Company, N.A.
1111 Polaris Parkway * Columbus, Ohio 43240


Independent Registered Public Accounting Firm


KPMG LLP
757 Third Avenue * New York, New York 10017


Counsel
Hollyer Brady Barrett & Hines LLP
551 Fifth Avenue * New York, New York 10176


This Prospectus concisely states information about the Fund that you should know before investing. A Statement of Additional Information about the Fund (the "SAI") has been filed with the Securities and Exchange Commission. The SAI contains information about the Fund and its management not included in this Prospectus. The SAI is incorporated by reference in its entirety in this Prospectus and is therefore legally a part of this Prospectus. Only when you have read both this Prospectus and the SAI are all material facts about the Fund available to you.

You can get additional information about the Fund's investments in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. You can get the SAI and the Fund's annual and semi-annual reports without charge upon request by calling 800-437-1020 (toll-free).

In addition, you can review and copy information about the Fund (including the SAI) at the Public Reference Room of the SEC in Washington, D.C. Information on the operation of the Public Reference Room is available by calling 202-942-8090. Reports and other information about the Fund are also available on the EDGAR Database at the SEC's Internet site at http://www.sec.gov. Copies of this information can be obtained, for a duplicating fee, by E-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

-------

The file number under which the Fund is registered with the SEC under the Investment Company Act of 1940 is 811-6239.

                         This Prospectus should be read
                        and retained for future reference


                                  TAX-FREE FUND
                                    FOR UTAH


                                   One Of The
                             Aquilasm Group Of Funds
                                   A tax-free
                                income investment

                                   PROSPECTUS
                                    ---------
                   To make shareholder account inquiries, call
                   the Fund's Shareholder Servicing Agent at:
                             800-437-1000 toll free
                               or you can write to
                                    PFPC Inc.
                                 760 Moore Road
                         King of Prussia, PA 19406-1212


                       Ticker Symbol          CUSIP #

Class Y Shares        UTAYX                87675C302
Class I Shares        UTAIX                87675C401

                                     Aquila
                             Tax-Free Fund For Utah
                          380 Madison Avenue Suite 2300
                               New York, NY 10017
                                  800-437-1020
                                  212-697-6666



Statement of Additional Information                           October 24, 2004


     This Statement of Additional Information (the "SAI") is not a Prospectus. There are two Prospectuses for the Fund dated October 24, 2004: one Prospectus describes Front-Payment Class Shares ("Class A Shares") and Level-Payment Class Shares ("Class C Shares") of the Fund and the other describes Institutional Class Shares ("Class Y Shares") and Financial Intermediary Class Shares ("Class I Shares") of the Fund. References in this SAI to "the Prospectus" refer to either of these Prospectuses. The SAI should be read in conjunction with the Prospectus for the class of shares in which you are considering investing.

            Prospectuses may be obtained from the Fund's Distributor,
                           Aquila Distributors, Inc.,
               380 Madison Avenue, Suite 2300, New York, NY 10017
                             800-437-1020 toll free
                                 or 212-697-6666


Financial Statements


     The financial statements for the Fund for the year ended June 30, 2004, which are contained in the Annual Report for that fiscal year, are hereby incorporated by reference into this SAI. Those financial statements have been audited by KPMG LLP, independent registered public accounting firm, whose report thereon is incorporated herein by reference. The Annual Report of the Fund can be obtained without charge by calling the toll-free number listed above. The Annual Report will be delivered with the SAI.






TABLE OF CONTENTS
Fund History........................................................
Investment Strategies and Risks.....................................
Fund Policies.......................................................
Management of the Fund..............................................
Ownership of Securities.............................................
Investment Advisory and Other Services..............................
Brokerage Allocation and Other Practices............................
Capital Stock.......................................................
Purchase, Redemption, and Pricing of Shares.........................
Additional Tax Information..........................................
Underwriters........................................................
Appendix A..........................................................

                             Tax-Free Fund For Utah

                       Statement of Additional Information

                                  Fund History

     The Fund is a Massachusetts business trust formed in 1990. It is an open-end, non-diversified management investment company.

                         Investment Strategies and Risks

Ratings

     The ratings assigned by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P") and Fitch Ratings ("Fitch"), nationally recognized statistical rating organizations, represent their respective opinions of the quality of the municipal bonds and notes which they undertake to rate. It should be emphasized, however, that ratings are general and not absolute standards of quality. Consequently, obligations with the same maturity, stated interest rate and rating may have different yields, while obligations of the same maturity and stated interest rate with different ratings may have the same yield.

     Rating agencies consider municipal obligations that have only the fourth highest credit rating to be of medium quality. Thus, they may present investment risks which do not exist with more highly rated obligations. Such obligations possess less attractive investment characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher-grade bonds.

     See Appendix A to this SAI for further information about the ratings of these organizations that apply to the various rated Utah Double-Exempt Obligations which the Fund may purchase.


     The table below gives information as to the percentage of Fund net assets invested, as of June 30, 2004, in Utah Double-Exempt Obligations in the various rating categories:


Highest rating (1).................................................75.6%
Second highest rating (2)...........................................5.4%
Third highest rating (3)............................................5.2%
Fourth highest rating (4)...........................................1.9%
Not rated:.......................................................  11.9%
                                                                  100.0%
(1) Aaa of Moody's or AAA of S&P or Fitch.
(2) Aa of Moody's or AA of S&P or Fitch.
(3) A of Moody's, S&P or Fitch.
(4) Baa of Moody's or BBB of S&P or Fitch.


Municipal Bonds

     The two principal classifications of municipal bonds are "general obligation" bonds and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and unlimited taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or projects or, in a few cases, from the proceeds of a special excise or other tax, but are not supported by the issuer's power to levy unlimited general taxes. There are, of course, variations in the security of municipal bonds, both within a particular classification and between classifications, depending on numerous factors. The yields of municipal bonds depend on, among other things, general financial conditions, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue.

     Since the Fund may invest in industrial development bonds or private activity bonds, the Fund may not be an appropriate investment for entities that are "substantial users" of facilities financed by those bonds or for investors who are "related persons" of such users. Generally, an individual will not be a "related person" under the Internal Revenue Code unless such investor or his or her immediate family (spouse, brothers, sisters and lineal descendants) owns directly or indirectly in the aggregate more than 50 percent of the equity of a corporation or is a partner of a partnership which is a "substantial user" of a facility financed from the proceeds of those bonds. A "substantial user" of such facilities is defined generally as a "non-exempt person who regularly uses a part of a facility" financed from the proceeds of industrial development or private activity bonds.

     As indicated in the Prospectus, there are certain Utah Double-Exempt Obligations the interest on which is subject to the Federal alternative minimum tax on individuals. While the Fund may purchase these obligations, it may, on the other hand, refrain from purchasing particular Utah Double-Exempt Obligations due to this tax consequence. Also, as indicated in the Prospectus, the Fund will not purchase obligations of Utah issuers the interest on which is subject to regular Federal income tax. The foregoing may reduce the number of issuers of obligations that are available to the Fund.

When-Issued and Delayed Delivery Obligations

     The Fund may buy Utah Double-Exempt Obligations on a when-issued or delayed delivery basis. The purchase price and the interest rate payable on the Utah Double-Exempt Obligations are fixed on the transaction date. At the time the Fund makes the commitment to purchase Utah Double-Exempt Obligations on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value each day of such Utah Double-Exempt Obligations in determining its net asset value. The Fund will make commitments for such when-issued transactions only when it has the intention of actually acquiring the Utah Double-Exempt Obligations.

Determination of the Marketability of Certain Securities

     In determining marketability of floating and variable rate demand notes and participation interests (including municipal lease/purchase obligations) the Board of Trustees will consider the Manager's opinion as to marketability of the issue and other factors that may be applicable to any particular issue.

                                  Fund Policies

Investment Restrictions

     The Fund has a number of policies concerning what it can and cannot do. Those that are called fundamental policies cannot be changed unless the holders of a "majority" (as defined in the 1940 Act) of the Fund's outstanding shares vote to change them. Under the 1940 Act, the vote of the holders of a "majority" of the Fund's outstanding shares means the vote of the holders of the lesser of
(a) 67% or more of the dollar value of the Fund's shares present at a meeting or represented by proxy if the holders of more than 50% of the dollar value of its shares are so present or represented; or (b) more than 50% of the dollar value of the Fund's outstanding shares. Those fundamental policies not set forth in the Prospectus are set forth below:

1. The Fund invests only in certain limited securities.

     The Fund cannot buy any securities other than Utah Double-Exempt Obligations (discussed under "Investment of the Fund's Assets" in the Prospectus and in "Investment Strategies and Risks" in the SAI); therefore the Fund cannot buy any voting securities, any commodities or commodity contracts, any mineral related programs or leases, any shares of other investment companies or any warrants, puts, calls or combinations thereof.

     The Fund cannot buy real estate or any non-liquid interests in real estate investment trusts; however, it can buy any securities which it can otherwise buy even though the issuer invests in real estate or has interests in real estate.

2. The Fund does not buy for control.

     The Fund cannot invest for the purpose of exercising control or management of other companies.

3. The Fund does not sell securities it does not own or borrow from brokers to buy securities.

         Thus, it cannot sell short or buy on margin.

4. The Fund is not an underwriter.

     The Fund cannot engage in the underwriting of securities, that is, the selling of securities for others. Also, it cannot invest in restricted securities. Restricted securities are securities which cannot freely be sold for legal reasons.

5. The Fund has industry investment requirements.

     The Fund cannot buy the obligations of issuers in any one industry if more than 25% of its total assets would then be invested in securities of issuers of that industry; the Fund will consider that a non-governmental user of facilities financed by industrial development bonds is an issuer in an industry.

6. The Fund cannot make loans.

     The Fund can buy those Utah Double-Exempt Obligations which it is permitted to buy (see "Investment of the Fund's Assets" in the Prospectus); this is investing, not making a loan. The Fund cannot lend its portfolio securities.

7. The Fund can borrow only in limited amounts for special purposes.

     The Fund can borrow from banks for temporary or emergency purposes but only up to 10% of its total assets. It can mortgage or pledge its assets only in connection with such borrowing and only up to the lesser of the amounts borrowed or 5% of the value of its total assets. Interest on borrowings would reduce the Fund's income.

     Except in connection with borrowings, the Fund will not issue senior securities.

     The Fund will not purchase any Utah Double-Exempt Obligations while it has any outstanding borrowings which exceed 5% of the value of its total assets.

     As a fundamental policy, at least 80% of the Fund's net assets will be invested in Utah Double-Exempt Obligations the income paid upon which will not be subject to the alternative minimum tax; accordingly, the Fund can invest up to 20% of its net assets in obligations that are subject to the Federal alternative minimum tax.

Portfolio Turnover

     A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities for a year and dividing it by the monthly average value of such securities during the year, excluding certain short-term securities. Since the turnover rate of the Fund will be affected by a number of factors, the Fund is unable to predict what rate the Fund will have in any particular period or periods, although such rate is not expected to exceed 100%. However, the rate could be substantially higher or lower in any particular period.

                             Management of the Fund

The Board of Trustees


     The business and affairs of the Fund are managed under the direction and control of its Board of Trustees. The Board of Trustees has authority over every aspect of the Fund's operations, including approval of the advisory and any sub-advisory agreements and their annual renewal, the contracts with all other service providers and payments under the Fund's Distribution Plan and Shareholder Services Plan. The Fund's sole standing committee is the Audit Committee, consisting of all of the Trustees who are "independent" and are not "interested persons" of the Fund. The Committee, which met once during the last fiscal year, recommends to the Board of Trustees what firm of independent auditors will be selected by the Board of Trustees, reviews the methods, scope and result of audits and the fees charged, and reviews the adequacy of the Fund's internal accounting procedures and controls.


     The Fund has not yet formed a nominating committee nor adopted a nominating committee charter. The Fund has a Trustee Retirement and Replacement Policy which covers many of the issues facing any nominating committee, including matters to be considered in connection with candidates for election to the Board of Trustees. In accordance with regulatory requirements, the selection and nomination of all independent Trustees has been committed to the independent Trustees, and suggestions for new Trustees are provided from management and other interested Trustees only upon request of the independent Trustees. The Board expects to establish nominating committee policies and procedures before the end of the year.


Trustees and Officers

     The following material includes information about each Trustee and officer of the Fund. All shares of the Fund listed as owned by the Trustees are Class A Shares unless indicated otherwise.



                                                                       Number of
                         Positions Held                                Portfolios       Other Directorships
                         with                                          in Fund          Held by Trustee
                         Fund and                                      Complex          (The position held is
Name, Address(1)         Length           Principal Occupation(s)      Overseen by      a directorship unless
and Date of Birth        of Service(2)    During Past 5 Years          Trustee(3)       indicated otherwise.)

Interested
Trustees(4)

Lacy B. Herrmann         Founder and      Founder, Chief Executive Officer   7       Director or trustee, Pimco
New York, NY             Chairman of      and Chairman of the Board,                 Advisors VIT, Oppenheimer Quest
(05/12/29)               the Board of     Aquila Management Corporation,             Value Funds Group, Oppenheimer
                         Trustees since   the sponsoring organization and            Small Cap Value Fund,
                         1992             parent of the Manager or                   Oppenheimer Midcap Fund, and
                                          Administrator and/or Adviser or            Oppenheimer Rochester Group of
                                          Sub-Adviser to each fund of the            Funds.
                                          Aquilasm Group of Funds,(5)
                                          Chairman and Chief Executive
                                          Officer of the Manager or
                                          Administrator and/or Adviser or
                                          Sub-Adviser to each since 2004,
                                          and Founder, Chairman of the
                                          Board of Trustees, Trustee and
                                          (currently or until 1998)
                                          President of each since its
                                          establishment, beginning in
                                          1984, except Chairman of the
                                          Board of Trustees of Hawaiian
                                          Tax-Free Trust, Pacific Capital
                                          Cash Assets Trust, Pacific
                                          Capital Tax-Free Cash Assets
                                          Trust and Pacific Capital U.S.
                                          Government Securities Cash
                                          Assets Trust through 2003,
                                          Trustee until 2004 and Chairman
                                          of the Board, Emeritus since
                                          2004; Director of the
                                          Distributor since 1981 and
                                          formerly Vice President or
                                          Secretary, 1981-1998; Trustee
                                          Emeritus, Brown University and
                                          the Hopkins School; active in
                                          university, school and
                                          charitable organizations.

Diana P. Herrmann        Trustee since    Vice Chair of Aquila Management    10                     None
New York, NY             1997,            Corporation, Founder of the
(02/25/58)               President        Aquilasm Group of Funds and
                         since 1998,      parent of Aquila Investment
                         and Vice Chair   Management LLC, the Manager,
                         of the Board     since 2004, President and Chief
                         since 2003       Operating Officer since 1997, a
                                          Director since 1984, Secretary
                                          since 1986 and previously its
                                          Executive Vice President, Senior
                                          Vice President or Vice
                                          President, 1986-1997; Chief
                                          Executive Officer and Vice Chair
                                          since 2004 and President, Chief
                                          Operating Officer and Manager of
                                          the Manager  since 2003; Vice
                                          Chair, President, Executive Vice
                                          President or Senior Vice
                                          President of funds in the
                                          Aquilasm Group of Funds since
                                          1986; Director of the
                                          Distributor since 1997; trustee,
                                          Reserve Money-Market Funds,
                                          1999-2000 and Reserve Private
                                          Equity Series, 1998-2000;
                                          Governor, Investment Company
                                          Institute and head of its Small
                                          Funds Committee since 2004;
                                          active in charitable and
                                          volunteer organizations.


Non-interested
Trustees
Gary C. Cornia           Trustee          Director, Romney Institute of      3                   None
Orem, UT                 since 1993       Public Management, Marriott
(06/24/48)                                School of Management, Brigham
                                          Young University, 2004 -
                                          present; Professor, Marriott
                                          School of Management, 1980 -
                                          present; Past President, the
                                          National Tax Association; Chair
                                          of the Executive Committee, the
                                          International Center for Land
                                          Policy Studies and Training
                                          Institute, Taipei, Taiwan;
                                          formerly Senior Visiting Fellow,
                                          Lincoln Institute of Land
                                          Policy, 2002-2003; Associate
                                          Dean, Marriott School of
                                          Management, Brigham Young
                                          University, 1991-2000; Chair,
                                          Utah Governor's Tax Review
                                          Committee, 1993-2002; member,
                                          Governor's Tax Review Committee
                                          since 2003; Faculty Associate,
                                          the Land Reform Training
                                          Institute, Taipei, Taiwan and
                                          The Lincoln Institute of Land
                                          Policy, Cambridge, Massachusetts.

William L. Ensign        Trustee          Planning and Architectural         2                   None
Annapolis, MD            since 1992       Consultant; Acting Architect,
(12/14/28)                                United States Capitol 1995-1997;
                                          formerly Assistant Architect;
                                          former trustee of various
                                          cultural organizations.

Lyle W. Hillyard         Trustee since    President of the law firm of       1                   None
Logan, UT                2003             Hillyard, Anderson & Olsen,
(09/25/40)                                Logan, Utah, since 1967; member
                                          of Utah Senate, 1985 to present,
                                          in the following positions:
                                          President, 2000, Senate Majority
                                          Leader, 1999-2000, Assistant
                                          Majority Whip, 1995-1998; served
                                          as Chairman of the following
                                          Senate Committees: Tax and
                                          Revenue, Senate Judiciary
                                          Standing, Joint Executive
                                          Appropriations, and Senate
                                          Rules; also Appropriations
                                          Subcommittees for Higher
                                          Education and for Public
                                          Education.

John C. Lucking          Trustee since    President, Econ-Linc, an           3       Director, Sanu Resources
Phoenix, AZ              2004             economic consulting firm, since
(05/20/43)                                1995; formerly Consulting
                                          Economist, Bank One Arizona and
                                          Chief Economist, Valley National
                                          Bank; member, Arizona's Joint
                                          Legislative Budget Committee
                                          Economic Advisory Panel and the
                                          Western Blue Chip Economic
                                          Forecast Panel; Board, Northern
                                          Arizona University Foundation
                                          since 1997; member, various
                                          historical, civic and economic
                                          associations.

Anne J. Mills            Trustee since    President, Loring Consulting       4                   None
Castle Rock, CO          1994             Company since 2001; Vice
(12/23/38)                                President for Business Affairs,
                                          Ottawa University, 1992-2001;
                                          IBM Corporation, 1965-1991;
                                          Budget Review Officer, the
                                          American Baptist Churches/USA,
                                          1994-1997; director, the
                                          American Baptist Foundation;
                                          Trustee, Ottawa University; and
                                          Trustee Emerita, Brown
                                          University.
Officers
Charles E.               Executive Vice   Executive Vice President of all     N/A                 N/A
Childs, III              President        funds in the Aquilasm Group of
New York, NY             since 2003       Funds and the Manager since
(04/01/57)                                2003; Senior Vice President,
                                          corporate development, formerly
                                          Vice President, Assistant Vice
                                          President and Associate of the
                                          Manager's parent since 1987;
                                          Senior Vice President, Vice
                                          President or Assistant Vice
                                          President of the Aquila
                                          Money-Market Funds, 1988-2003.

Jerry G. McGrew          Senior Vice      President of the Distributor       N/A                  N/A
New York, NY (06/18/44)  President        since 1998, Registered Principal
                         since 1997       since 1993, Senior Vice
                                          President, 1997-1998 and Vice
                                          President, 1993-1997; Senior
                                          Vice President, Aquila Rocky
                                          Mountain Equity Fund and five
                                          Aquila Bond Funds since 1995;
                                          Vice President, Churchill Cash
                                          Reserves Trust, 1995-2001.

Kimball L. Young        Senior Vice       Co-portfolio manager, Tax-Free      N/A                 N/A
Salt Lake City, UT      President since   Fund For Utah since 2001;
(08/07/46)              1998              Co-founder, Lewis Young Robertson
                                          & Burningham, Inc., a NASD
                                          licensed broker/dealer providing
                                          public finance services to Utah
                                          local governments, 1995-2001;
                                          Senior Vice President of two
                                          Aquila Bond Funds and Aquila
                                          Rocky Mountain Equity Fund;
                                          formerly Senior Vice
                                          President-Public Finance, Kemper
                                          Securities Inc., Salt Lake City,
                                          Utah.

Thomas S. Albright       Senior Vice      Senior Vice President and          N/A                  N/A
Louisville, KY           President        Portfolio Manager, Churchill
(07/26/52)               since 2003 and   Tax-Free Fund of Kentucky since
                         Vice             July 2000; Senior Vice President,
                         President,       Tax-Free Fund For Utah since
                         2001-2003        2003, Vice President, 2001-2003
                                          and co-portfolio manager since
                                          2001; Vice President and
                                          Portfolio Manager, Banc One
                                          Investment Advisors, Inc.,
                                          1994-2000.

Stephen J. Caridi        Assistant Vice   Vice President of the              N/A                  N/A
New York, NY (05/06/61)  President        Distributor since 1995; Vice
                         since 1993       President, Hawaiian Tax-Free
                                          Trust since 1998; Senior Vice
                                          President, Narragansett Insured
                                          Tax-Free Income Fund since 1998,
                                          Vice President 1996-1997; Senior
                                          Vice President, Tax-Free Fund of
                                          Colorado since 2004; Assistant
                                          Vice President, Tax-Free Fund
                                          For Utah since 1993.

Mary Kayleen Willis      Vice President   Vice President, Tax-Free Fund      N/A                  N/A
Salt Lake City, UT       since 2003 and   For Utah since September 2003,
(06/11/63)               Assistant Vice   Assistant Vice President,
                         President,       2002-2003; various securities
                         2002-2003        positions: Paine Webber, Inc.,
                                          Salt Lake City, 1999-2002, Dean
                                          Witter Reynolds, Inc., Salt Lake
                                          City, 1996-1998.

Joseph P. DiMaggio       Chief            Chief Financial Officer of the     N/A                  N/A
New York, NY             Financial        Aquilasm Group of Funds since
(11/06/56)               Officer since    2003 and Treasurer since 2000;
                         2003 and         Controller, Van Eck Global
                         Treasurer        Funds, 1993-2000.
                         since 2000

Edward M. W. Hines       Secretary        Partner, Hollyer Brady Barrett &   N/A                  N/A
New York, NY             since 1992       Hines LLP, legal counsel to the
(12/16/39)                                Fund, since 1989; Secretary of
                                          the Aquilasm Group of Funds.

Robert W. Anderson       Chief            Chief Compliance Officer since     N/A                  N/A
New York, NY (08/23/40)  Compliance       2004, Compliance Officer of the
                         Officer since    Manager or its predecessor and
                         2004 and         current parent since 1998 and
                         Assistant        Assistant Secretary of the
                         Secretary        Aquilasm Group of Funds since
                         since 2000       2000; Consultant, The Wadsworth
                                          Group, 1995-1998.

John M. Herndon          Assistant        Assistant Secretary of the         N/A                  N/A
New York, NY (12/17/39)  Secretary        Aquilasm Group of Funds since
                         since 1995       1995 and Vice President of the
                                          three Aquila Money-Market Funds
                                          since 1990; Vice President of
                                          the Manager or its predecessor
                                          and current parent since 1990.

Lori A. Vindigni        Assistant         Assistant Treasurer of the         N/A                  N/A
New York, NY            Treasurer since   Aquilasm Group of Funds since
(11/02/66)              2000              2000; Assistant Vice President
                                          of the Manager or its
                                          predecessor and current parent
                                          since 1998; Fund Accountant for
                                          the Aquilasm Group of Funds,
                                          1995-1998.


(1) The mailing address of each Trustee and officer is c/o Tax-Free Fund For Utah, 380 Madison Avenue, New York, NY 10017.

(2) Each Trustee holds office until the next annual meeting of shareholders or until his or her successor is elected and qualifies. The term of office of each officer is one year.

(3) Does not include funds that are currently inactive.

(4) Mr. Herrmann and Ms. Herrmann are interested persons of the Fund, as that term is defined in the 1940 Act, as officers of the Fund and their affiliations with both the Manager and the Distributor. Each is also an interested person as a member of the immediate family of the other.

(5) In this material Pacific Capital Cash Assets Trust, Pacific Capital U.S. Government Securities Cash Assets Trust and Pacific Capital Tax-Free Cash Assets Trust, each of which is a money-market fund, are called the "Aquila Money-Market Funds"; Hawaiian Tax-Free Trust, Tax-Free Trust of Arizona, Tax-Free Trust of Oregon, Tax-Free Fund of Colorado, Churchill Tax-Free Fund of Kentucky, Narragansett Insured Tax-Free Income Fund and Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund, are called the "Aquila Bond Funds"; Aquila Rocky Mountain Equity Fund is an equity fund; considered together, these 11 funds are called the "Aquilasm Group of Funds."



                       Securities Holdings of the Trustees
                                (as of 12/31/03)

                              Dollar Range of          Aggregate Dollar Range of
Name of                      Ownership in the          Ownership in Aquilasm
Trustee                           Fund(1)              Investment Companies
                                                       Overseen by Trustee(1)
Interested Trustees

Lacy B. Herrmann                    B                           E

Diana P. Herrmann                   B                           E

Non-interested Trustees

Gary C. Cornia                      B                           D

William L. Ensign                   B                           C

Lyle W. Hillyard                    B                           B

John C. Lucking                     B(2)                        E

Anne J. Mills                       B                           D

(1) A. None
    B. $1-$10,000
    C. $10,001-$50,000
    D. $50,001-$100,000
    E. over $100,000
(2) Balance as of July 20, 2004

     None of the non-interested Trustees or their immediate family members holds of record or beneficially any securities of the Manager or the Distributor.


Trustee Compensation

     The Fund does not currently pay fees to any of the Fund's officers or to Trustees affiliated with the Manager. For its fiscal year ended June 30, 2004 the Fund paid a total of $48,314 in compensation and reimbursement of expenses to the Trustees. No other compensation or remuneration of any type, direct or contingent, was paid by the Fund to its Trustees.

     The Fund is one of the 11 funds in the Aquilasm Group of Funds, which consist of tax-free municipal bond funds, money-market funds and an equity fund. The following table lists the compensation of all non-interested Trustees who received compensation from the Fund and the compensation they received during the Fund's fiscal year from other funds in the Aquilasm Group of Funds. None of such Trustees has any pension or retirement benefits from the Fund or any of the other funds in the Aquila group.

                                            Compensation      Number of
                                            from all          boards on
                           Compensation     funds             which the
                           from the         in the            Trustee
                           Fund             Aquilasm serves
Name                                        Group of
                                            Funds

Gary C. Cornia             $4,950            $27,912           3

William L. Ensign          $4,950            $16,812           2

Lyle W. Hillyard           $4,950            $4,950            1

John C. Lucking            $1,100            $21,550           3

Anne J. Mills              $6,975            $40,075           4


                             Ownership of Securities

     On September 30, 2004 the following institutional holders held 5% or more of any class of the Fund's outstanding shares. On the basis of information received from the holders, the Fund's management believes that all of the shares indicated are held for the benefit of clients.

Institutional 5% Shareholders

Name and address                    Number of                      Percent of
the holder of                       shares                         class
record

Merrill Lynch Pierce                676,807 Class A Shares          6.97%
Fenner & Smith                      446,039 Class C Shares         19.83%
4800 Deer Lake Dr. East
Jacksonville, FL 32246

Pershing LLC                        315,911 Class C Shares         14.05%
P.O. Box 2052                        78,310 Class Y Shares          9.18%
Jersey City, NJ 07303-9998

Zions First National Bank           705,227 Class Y Shares         82.71%
P.O. Box 30880
Salt Lake City, UT 84130

Additional 5% Shareholders

     The Fund's management is not aware of any other person beneficially owning more than 5% of any class of its outstanding shares as of such date.

Management Ownership

     As of the date of this SAI, all of the Trustees and officers of the Fund as a group owned less than 1% of its outstanding shares.

                     Investment Advisory and Other Services

Information about the Manager and the Distributor

Management Fees


     During the fiscal years ended June 30, 2004, 2003 and 2002 the Fund incurred management fees (investment advisory fees) as follows.

Manager

2004              $580,171(1)

2003              $401,830(2)

2002              $258,558(3)

(1) $547,293 was waived; the Manager reimbursed no expenses.

(2) $401,830 was waived; in addition the Manager reimbursed expenses in the amount of $71,453.

(3) $256,700 was waived; in addition the Manager reimbursed expenses in the amount of $48,568.

     The management fee is treated as a Fund expense and, as such, is allocated to each class of shares based on the relative net assets of that class.


     Aquila Distributors, Inc. 380 Madison Avenue, Suite 2300, New York, NY 10017 is the Fund's Distributor. The Distributor currently handles the distribution of the shares of eleven funds (three money-market funds, seven tax-free municipal bond funds and an equity fund), including the Fund. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities.


     The shares of the Distributor are owned 24% by Diana P. Herrmann, 72% by Mr. Herrmann and other members of his immediate family, and the balance by current employees of Aquila Investment Management LLC.

The Advisory and Administration Agreement

     The Advisory and Administration Agreement provides that, subject to the direction and control of the Board of Trustees of the Fund, the Manager shall:

     (i) supervise continuously the investment program of the Fund and the composition of its portfolio;

     (ii) determine what securities shall be purchased or sold by the Fund;

     (iii) arrange for the purchase and the sale of securities held in the portfolio of the Fund; and

     (iv) at its expense provide for pricing of the Fund's portfolio daily using a pricing service or other source of pricing information satisfactory to the Fund and, unless otherwise directed by the Board of Trustees, provide for pricing of the Fund's portfolio at least quarterly using another such source satisfactory to the Fund.

     The Advisory and Administration Agreement provides that, subject to the termination provisions described below, the Manager may at its own expense delegate to a qualified organization ("Sub-Adviser"), affiliated or not affiliated with the Manager, any or all of the above duties. Any such delegation of the duties set forth in (i), (ii) or (iii) above shall be by a written agreement (the "Sub-Advisory Agreement") approved as provided in Section 15 of the 1940 Act.

     The Advisory and Administration Agreement also provides that, subject to the direction and control of the Board of Trustees of the Fund, the Manager shall provide all administrative services to the Fund other than those relating to its investment portfolio which have been delegated to a Sub-Adviser of the Fund under the Sub-Advisory Agreement; as part of such administrative duties, the Manager shall:

     (i) provide office space, personnel, facilities and equipment for the performance of the following functions and for the maintenance of the headquarters of the Fund;

     (ii) oversee all relationships between the Fund and any sub-adviser, transfer agent, custodian, legal counsel, auditors, fund accounting agent and principal underwriter, including the negotiation of agreements in relation thereto, the supervision and coordination of the performance of such agreements, and the overseeing of all administrative matters which are necessary or desirable for the effective operation of the Fund and for the sale, servicing or redemption of the Fund's shares;

     (iii) maintain the Fund's books and records, and prepare (or assist counsel and auditors in the preparation of) all required proxy statements, reports to the Fund's shareholders and Trustees, reports to and other filings with the Securities and Exchange Commission and any other governmental agencies, and tax returns, and oversee the insurance relationships of the Fund;

     (iv) prepare, on behalf of the Fund and at the Fund's expense, such applications and reports as may be necessary to register or maintain the registration of the Fund and/or its shares under the securities or "Blue-Sky" laws of all such jurisdictions as may be required from time to time; and

     (v) respond to any inquiries or other communications of shareholders of the Fund and broker/dealers, or if any such inquiry or communication is more properly to be responded to by the Fund's shareholder servicing and transfer agent or distributor, oversee such shareholder servicing and transfer agent's or distributor's response thereto.

     The Advisory and Administration Agreement provides that any investment program furnished by the Manager shall at all times conform to, and be in accordance with, any requirements imposed by: (1) the 1940 Act and any rules or regulations in force thereunder; (2) any other applicable laws, rules and regulations; (3) the Declaration of Trust and By-Laws of the Fund as amended from time to time; (4) any policies and determinations of the Board of Trustees of the Fund; and (5) the fundamental policies of the Fund, as reflected in its registration statement under the 1940 Act or as amended by the shareholders of the Fund.


     The Advisory and Administration Agreement provides that the Manager shall provide the benefit of its best judgment and effort in rendering services hereunder, but the Manager shall not be liable for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon (i) its own investigation and research or (ii) investigation and research made by any other individual, firm or corporation, if such purchase, sale or retention shall have been made and such other individual, firm or corporation shall have been selected in good faith by the Manager. Nothing therein contained shall, however, be construed to protect the Manager against any liability to the Fund or its security holders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Agreement.


     The Advisory and Administration Agreement provides that nothing in it shall prevent the Manager or any affiliated person (as defined in the 1940 Act) of the Manager from acting as investment adviser or manager for any other person, firm or corporation and shall not in any way limit or restrict the Manager or any such affiliated person from buying, selling or trading any securities for its own or their own accounts or for the accounts of others for whom it or they may be acting, provided, however, that the Manager expressly represents that, while acting as Manager, it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations to the Fund under the Agreement. It is agreed that the Manager shall have no responsibility or liability for the accuracy or completeness of the Fund's Registration Statement under the 1940 Act and the Securities Act of 1933, except for information supplied by the Manager for inclusion therein. The Manager shall promptly inform the Fund as to any information concerning the Manager appropriate for inclusion in such Registration Statement, or as to any transaction or proposed transaction which might result in an assignment (as defined in the 1940 Act) of the Agreement. To the extent that the Manager is indemnified under the Fund's Declaration of Trust with respect to the services provided by the Manager, the Manager agrees to provide the Sub-Adviser, if any, the benefits of such indemnification.

     The Advisory and Administration Agreement provides that the Manager shall, at its own expense, pay all compensation of Trustees, officers, and employees of the Fund who are affiliated persons of the Manager.

     The Fund bears the costs of preparing and setting in type its prospectuses, statements of additional information and reports to its shareholders, and the costs of printing or otherwise producing and distributing those copies of such prospectuses, statements of additional information and reports as are sent to its shareholders. All costs and expenses not expressly assumed by the Manager under the agreement or otherwise by the Manager, administrator or principal underwriter or by any Sub-Adviser shall be paid by the Fund, including, but not limited to (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of its Trustees other than those affiliated with the Manager or such sub-adviser, administrator or principal underwriter; (v) legal and audit expenses; (vi) custodian and transfer agent, or shareholder servicing agent, fees and expenses; (vii) expenses incident to the issuance of its shares (including issuance on the payment of, or reinvestment of, dividends); (viii) fees and expenses incident to the registration under Federal or State securities laws of the Fund or its shares; (ix) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Fund; (x) all other expenses incidental to holding meetings of the Fund's shareholders; (xi) expenses of keeping the Fund's accounting records including the computation of net asset value per share and the dividends; and (xii) such non-recurring expenses as may arise, including litigation affecting the Fund and the legal obligations for which the Fund may have to indemnify its officers and Trustees.

     The Advisory and Administration Agreement provides that it may be terminated by the Manager at any time without penalty upon giving the Fund sixty days' written notice (which notice may be waived by the Fund) and may be terminated by the Fund at any time without penalty upon giving the Manager sixty days' written notice (which notice may be waived by the Manager), provided that such termination by the Fund shall be directed or approved by a vote of a majority of its Trustees in office at the time or by a vote of the holders of a majority (as defined in the 1940 Act) of the voting securities of the Fund outstanding and entitled to vote. The specific portions of the Advisory and Administration Agreement which relate to providing investment advisory services will automatically terminate in the event of the assignment (as defined in the 1940 Act) of the Advisory and Administration Agreement, but all other provisions relating to providing services other than investment advisory services will not terminate, provided however, that upon such an assignment the annual fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day shall be reduced to the annual rate of 0.26 of 1% of such net asset value.

Renewal of the Advisory and Administration Agreement


     Renewal until December 31, 2004 of the Advisory and Administration Agreement (the "Advisory Agreement") between the Fund and the Manager was approved by the Board of Trustees and the independent Trustees in December, 2003. At a meeting called and held for the purpose at which a majority of the independent Trustees were present in person, the following materials were considered:


     o    A copy of the agreement to be renewed;

     o    A term sheet describing the material terms of the contract;

     o The report of the Manager containing data about the performance of the Fund, and data about the fees, expenses and profitability of the Manager and comparisons of such data with similar data about other comparable funds;

     o The Trustees had also reviewed on a quarterly basis reports on the Fund's performance, operations, portfolio and compliance.


     In considering the Advisory Agreement, the Trustees also drew upon prior discussions with representatives of the Manager, at each quarterly meeting, of the Fund's performance and expenses and their familiarity with the personnel and resources of the Manager. The Trustees noted that the Fund has good Morningstar ratings and enjoyed net new inflows of investments during 2003. In considering the nature and quality of the services provided by the Manager in relation to the fees and other benefits received, they concluded that the overall investment performance of the Fund had been satisfactory in the light of market conditions. They concluded that the Management fee paid by the Fund was fair and reasonable in relation to the services rendered and that the services rendered were satisfactory. Accordingly, the Trustees determined that renewal of the Advisory Agreement until December 31, 2004 was appropriate and it was approved by the unanimous vote of all of the Trustees, including a majority of the non-interested trustees.



Underwriting Commissions


     During the fiscal years ended June 30, 2004, 2003 and 2002, the aggregate dollar amount of sales charges on sales of Class A Shares of the Fund was $555,617, $434,068 and $290,990, respectively, and the amount retained by the Distributor was $48,225, $40,198 and $23,394, respectively.


     In connection with sales of Class A Shares, the Distributor pays a portion of the sales charge on such shares to dealers in the form of discounts and to brokers in the form of agency commissions (together, "Commissions"), in amounts that vary with the size of the sales charge as follows:

         Sales Charge as
         Percentage                 Commissions
         of Public                  as Percentage
         Offering                   of Offering
         Price                      Price

         4.00%                        3.50%
         3.75%                        3.50%
         3.50%                        3.25%
         3.25%                        3.00%
         3.00%                        2.75%
         2.50%                        2.25%

Distribution Plan

     The Fund's Distribution Plan has four parts, relating respectively to distribution payments with respect to Class A Shares (Part I), to distribution payments relating to Class C Shares (Part II), to distribution payments relating to Class I Shares (Part III) and to certain defensive provisions (Part IV).

     For purposes of Parts I, II and III, the Distributor will consider shares which are not Qualified Holdings of broker/dealers unaffiliated with the Manager or Distributor to be Qualified Holdings of the Distributor and will authorize Permitted Payments to the Distributor with respect to such shares whenever Permitted Payments are being made under the Plan.


Provisions Relating to Class A Shares (Part I)

     Part I of the Plan applies only to the Front-Payment Class Shares ("Class A Shares") of the Fund (regardless of whether such class is so designated or is redesignated by some other name).

     As used in Part I of the Plan, "Qualified Recipients" shall mean broker/dealers or others selected by Aquila Distributors, Inc. (the "Distributor"), including but not limited to any principal underwriter of the Fund, with which the Fund or the Distributor has entered into written agreements in connection with Part I ("Class A Plan Agreements") and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Fund's Front-Payment Class Shares or servicing of shareholder accounts with respect to such shares. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Front-Payment Class Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.

     Subject to the direction and control of the Fund's Board of Trustees, the Fund may make payments ("Class A Permitted Payments") to Qualified Recipients, which Class A Permitted Payments may be made directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.20 of 1% of the average annual net assets of the Fund represented by the Front-Payment Class Shares. Such payments shall be made only out of the Fund's assets allocable to the Front-Payment Class Shares.

     The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) as to the amount of Class A Permitted Payments, if any, to each Qualified Recipient provided that the total Class A Permitted Payments to all Qualified Recipients do not exceed the amount set forth above. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Front-Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Fund, proxy statements, annual reports, updating prospectuses and other communications from the Fund to its shareholders; receiving, tabulating and transmitting to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and providing such other related services as the Distributor or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.

     While Part I is in effect, the Fund's Distributor shall report at least quarterly to the Fund's Trustees in writing for their review on the following matters: (i) all Class A Permitted Payments made under the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund to the Manager, Sub-Adviser or Distributor paid or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the 1940 Act, of the Fund, Manager, Sub-Adviser or Distributor, such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Fund an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

     Part I originally went into effect when it was approved (i) by a vote of the Trustees, including the Independent Trustees, with votes cast in person at a meeting called for the purpose of voting on Part I of the Plan; and (ii) by a vote of holders of at least a "majority" (as so defined) of the dollar value of the outstanding voting securities of the Front-Payment Class Shares class (or of any predecessor class or category of shares, whether or not designated as a class) and a vote of holders of at least a "majority" (as so defined) of the dollar value of the outstanding voting securities of the Level-Payment Class Shares and/or of any other class whose shares are convertible into Front-Payment Class Shares. Part I has continued, and will, unless terminated as hereinafter provided, continue in effect from year to year so long as such continuance is specifically approved at least annually by the Fund's Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. Part I may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the dollar value of the outstanding voting securities of the Fund to which Part I applies. Part I may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part I as set forth in (ii) above, and all amendments must be approved in the manner set forth in (i) above.

     In the case of a Qualified Recipient which is a principal underwriter of the Fund, the Class A Plan Agreement shall be the agreement contemplated by
Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Fund, the Class A Plan Agreements with them shall be (i) their agreements with the Distributor with respect to payments under the Fund's Distribution Plan in effect prior to April 1, 1996 or (ii) Class A Plan Agreements entered into thereafter.

Provisions Relating to Class C Shares (Part II)

     Part II of the Plan applies only to the Level-Payment Shares Class ("Class C Shares") of the Fund (regardless of whether such class is so designated or is redesignated by some other name).

     As used in Part II of the Plan, "Qualified Recipients" shall mean broker/dealers or others selected by the Distributor, including but not limited to any principal underwriter of the Fund, with which the Fund or the Distributor has entered into written agreements in connection with Part II ("Class C Plan Agreements") and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Fund's Level-Payment Class Shares or servicing of shareholder accounts with respect to such shares. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Level-Payment Class Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.


     Subject to the direction and control of the Fund's Board of Trustees, the Fund may make payments ("Class C Permitted Payments") to Qualified Recipients, which Class C Permitted Payments may be made directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.75 of 1% of the average annual net assets of the Fund represented by the Level-Payment Class Shares. Such payments shall be made only out of the Fund's assets allocable to the Level-Payment Class Shares. The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) as to the amount of Class C Permitted Payments, if any, to each Qualified Recipient provided that the total Class C Permitted Payments to all Qualified Recipients do not exceed the amount set forth above. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Level-Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Fund, proxy statements, annual reports, updating prospectuses and other communications from the Fund to its shareholders; receiving, tabulating and transmitting to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and providing such other related services as the Distributor or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.


     While Part II is in effect, the Fund's Distributor shall report at least quarterly to the Fund's Trustees in writing for their review on the following matters: (i) all Class C Permitted Payments made under the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund to the Manager, Sub-Adviser or Distributor paid or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the 1940 Act, of the Fund, Manager, Sub-Adviser or Distributor such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Fund an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

     Part II originally went into effect when it was approved (i) by a vote of the Trustees, including the Independent Trustees, with votes cast in person at a meeting called for the purpose of voting on Part II of the Plan; and (ii) by a vote of holders of at least a "majority" (as so defined) of the dollar value of the outstanding voting securities of the Level-Payment Class Shares. Part II has continued, and will, unless terminated as therein provided, continue in effect from year to year so long as such continuance is specifically approved at least annually by the Fund's Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. Part II may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940
Act) of the dollar value of the outstanding voting securities of the Fund to which Part II applies. Part II may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part II as set forth in (ii) above, and all amendments must be approved in the manner set forth in (i) above.

     In the case of a Qualified Recipient which is a principal underwriter of the Fund, the Class C Plan Agreement shall be the agreement contemplated by
Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Fund, the Class C Plan Agreements with them shall be (i) their agreements with the Distributor with respect to payments under the Fund's Distribution Plan in effect prior to April 1, 1996 or (ii) Class C Plan Agreements entered into thereafter.

Provisions Relating to Class I Shares (Part III)

     Part III of the Plan applies only to the Financial Intermediary Class Shares ("Class I Shares") of the Fund (regardless of whether such class is so designated or is redesignated by some other name).

     As used in Part III of the Plan, "Qualified Recipients" shall mean broker/dealers or others selected by Aquila Distributors, Inc. (the "Distributor"), including but not limited to any principal underwriter of the Fund, with which the Fund or the Distributor has entered into written agreements in connection with Part III ("Class I Plan Agreements") and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Fund's Class I Shares or servicing of shareholder accounts with respect to such shares. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Class I Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.


     Subject to the direction and control of the Fund's Board of Trustees, the Fund may make payments ("Class I Permitted Payments") to Qualified Recipients, which Class I Permitted Payments may be made directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), a rate fixed from time to time by the Board of Trustees, initially 0.10 of 1% of the average annual net assets of the Fund represented by the Class I Shares, but not more than 0.25 of 1% of such assets. Such payments shall be made only out of the Fund's assets allocable to Class I Shares. The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) as to the amount of Class I Permitted Payments, if any, to each Qualified Recipient provided that the total Class I Permitted Payments to all Qualified Recipients do not exceed the amount set forth above. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Class I Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Fund, proxy statements, annual reports, updating prospectuses and other communications from the Fund to its shareholders; receiving, tabulating and transmitting to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and providing such other related services as the Distributor or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.


     While Part III is in effect, the Fund's Distributor shall report at least quarterly to the Fund's Trustees in writing for their review on the following matters: (i) all Class I Permitted Payments made under the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund to the Manager, Sub-Adviser or Distributor paid or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the 1940 Act, of the Fund, Manager, Sub-Adviser or Distributor such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Fund an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

     Part III originally went into effect when it was approved (i) by a vote of the Trustees, including the Independent Trustees, with votes cast in person at a meeting called for the purpose of voting on Part III of the Plan; and (ii) by a vote of holders of at least a "majority" (as so defined) of the dollar value of the outstanding voting securities of the Class I Shares Class. Part III has continued, and will, unless terminated as thereinafter provided, continue in effect from year to year so long as such continuance is specifically approved at least annually by the Fund's Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. Part III may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the dollar value of the outstanding voting securities of the Fund to which Part III applies. Part III may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part III as set forth in
(ii) above, and all amendments must be approved in the manner set forth in (i) above.

     In the case of a Qualified Recipient which is a principal underwriter of the Fund, the Class I Plan Agreement shall be the agreement contemplated by
Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Fund, the Class I Plan Agreements with them shall be (i) their agreements with the Distributor with respect to payments under the Fund's Distribution Plan in effect prior to April 1, 1996 or (ii) Class I Plan Agreements entered into thereafter.

Defensive Provisions (Part IV)

     Another part of the Plan (Part IV) states that if and to the extent that any of the payments listed below are considered to be "primarily intended to result in the sale of" shares issued by the Fund within the meaning of Rule 12b-1, such payments are authorized under the Plan: (i) the costs of the preparation of all reports and notices to shareholders and the costs of printing and mailing such reports and notices to existing shareholders, irrespective of whether such reports or notices contain or are accompanied by material intended to result in the sale of shares of the Fund or other funds or other investments;
(ii) the costs of the preparation and setting in type of all prospectuses and statements of additional information and the costs of printing and mailing all prospectuses and statements of additional information to existing shareholders;
(iii) the costs of preparation, printing and mailing of any proxy statements and proxies, irrespective of whether any such proxy statement includes any item relating to, or directed toward, the sale of the Fund's shares; (iv) all legal and accounting fees relating to the preparation of any such reports, prospectuses, statements of additional information, proxies and proxy statements; (v) all fees and expenses relating to the registration or qualification of the Fund and/or its shares under the securities or "Blue-Sky" laws of any jurisdiction; (vi) all fees under the Securities Act of 1933 and the 1940 Act, including fees in connection with any application for exemption relating to or directed toward the sale of the Fund's shares; (vii) all fees and assessments of the Investment Company Institute or any successor organization, irrespective of whether some of its activities are designed to provide sales assistance; (viii) all costs of the preparation and mailing of confirmations of shares sold or redeemed or share certificates, and reports of share balances; and (ix) all costs of responding to telephone or mail inquiries of investors or prospective investors.

     The Plan states that while it is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund shall be committed to the discretion of such disinterested Trustees but that nothing in the Plan shall prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such disinterested Trustees.

     The Plan defines as the Fund's Independent Trustees those Trustees who are not "interested persons" of the Fund as defined in the 1940 Act and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan. The Plan, unless terminated as therein provided, continues in effect from year to year only so long as such continuance is specifically approved at least annually by the Fund's Board of Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. In voting on the implementation or continuance of the Plan, those Trustees who vote to approve such implementation or continuance must conclude that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan may be terminated at any time by vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the dollar value of the outstanding voting securities of the Fund. The Plan may not be amended to increase materially the amount of payments to be made without shareholder approval and all amendments must be approved in the manner set forth above as to continuance of the Plan.

     The Plan and each Part of it shall also be subject to all applicable terms and conditions of Rule 18f-3 under the 1940 Act as now in force or hereafter amended. Specifically, but without limitation, the provisions of Part IV shall be deemed to be severable, within the meaning of and to the extent required by Rule 18f-3, with respect to each outstanding class of shares of the Fund.

Payments Under the Plan


     During the fiscal year ended June 30, 2004, payments were made only under
Part I and Part II of the Plan. All payments were to Qualified Recipients and were for compensation. No payments were made under Part III or Part IV of the Plan.


Payments to Qualified Recipients


     During the fiscal year ended June 30, 2004, $188,918 was paid to Qualified Recipients under Part I of the Plan, and $149,090 was paid to Qualified Recipients under Part II. Of these amounts, $4,033 and $20,848, respectively, were paid as compensation to the Distributor and $184,885 and $128,242, respectively, were paid as compensation to other Qualified Recipients, most of whom are broker/dealers. Payments with respect to Class C Shares during the first year after purchase are paid to the Distributor and thereafter to other Qualified Recipients.


     Amounts paid under the Plan as compensation to Qualified Recipients, including the Distributor, are not based on the recipient's expenses in providing distribution, retention and/or shareholder servicing assistance to the Fund and, accordingly, are not regarded as reimbursement of such expenses.

Shareholder Services Plan

     The Fund has adopted a Shareholder Services Plan (the "Services Plan") to provide for the payment with respect to Class C Shares and Class I Shares of the Fund of "Service Fees" within the meaning of the Conduct Rules of the National Association of Securities Dealers, Inc. The Services Plan applies only to the Class C Shares and Class I Shares of the Fund (regardless of whether either such class is so designated or is redesignated by some other name).

Provisions for Level-Payment Class Shares (Part I)


     As used in Part I of the Services Plan, "Qualified Recipients" shall mean broker/dealers or others selected by Aquila Distributors, Inc. (the "Distributor"), including but not limited to the Distributor and any other principal underwriter of the Fund, who have, pursuant to written agreements with the Fund or the Distributor, agreed to provide personal services to shareholders of Level-Payment Class Shares and/or maintenance of Level-Payment Class Shares shareholder accounts. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Level-Payment Class Shares beneficially owned by such Qualified Recipient's customers, clients or other contacts. "Manager" shall mean Aquila Investment Management LLC or any successor serving as sub-adviser or administrator of the Fund.


     Subject to the direction and control of the Fund's Board of Trustees, the Fund may make payments ("Service Fees") to Qualified Recipients, which Service Fees (i) may be paid directly or through the Distributor or shareholder servicing agent as disbursing agent and (ii) may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Services Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.25 of 1% of the average annual net assets of the Fund represented by the Level-Payment Class Shares. Such payments shall be made only out of the Fund's assets allocable to the Level-Payment Class Shares. The Distributor shall have sole authority with respect to the selection of any Qualified Recipient or Recipients and the amount of Service Fees, if any, paid to each Qualified Recipient, provided that the total Service Fees paid to all Qualified Recipients may not exceed the amount set forth above and provided, further, that no Qualified Recipient may receive more than 0.25 of 1% of the average annual net asset value of shares sold by such Recipient. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient and (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Level-Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; and providing such other related services as the Distributor or a shareholder may request from time to time. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years. Service Fees with respect to Class C Shares will be paid to the Distributor.


     During the fiscal year ended June 30, 2004, $49,697 was paid to the Distributor under Part I of the Plan.


Provisions for Financial Intermediary Class Shares (Part II)


     As used in Part II of the Services Plan, "Qualified Recipients" shall mean broker/dealers or others selected by Aquila Distributors, Inc. (the "Distributor"), including but not limited to the Distributor and any other principal underwriter of the Fund, who have, pursuant to written agreements with the Fund or the Distributor, agreed to provide personal services to shareholders of Financial Intermediary Class Shares, maintenance of Financial Intermediary Class Shares shareholder accounts and/or pursuant to specific agreements entering confirmed purchase orders on behalf of customers or clients. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Financial Intermediary Class Shares beneficially owned by such Qualified Recipient's customers, clients or other contacts. "Manager" shall mean Aquila Investment Management LLC or any successor serving as sub-adviser or administrator of the Fund.


     Subject to the direction and control of the Fund's Board of Trustees, the Fund may make payments ("Service Fees") to Qualified Recipients, which Service Fees (i) may be paid directly or through the Distributor or shareholder servicing agent as disbursing agent and (ii) may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Services Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.25 of 1% of the average annual net assets of the Fund represented by the Financial Intermediary Class Shares. Such payments shall be made only out of the Fund's assets allocable to the Financial Intermediary Class Shares. The Distributor shall have sole authority with respect to the selection of any Qualified Recipient or Recipients and the amount of Service Fees, if any, paid to each Qualified Recipient, provided that the total Service Fees paid to all Qualified Recipients may not exceed the amount set forth above and provided, further, that no Qualified Recipient may receive more than 0.25 of 1% of the average annual net asset value of shares sold by such Recipient. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient and (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Financial Intermediary Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; and providing such other related services as the Distributor or a shareholder may request from time to time. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years. No Class I Shares were outstanding during the fiscal year ended June 30, 2004.

General Provisions

     While the Services Plan is in effect, the Fund's Distributor shall report at least quarterly to the Fund's Trustees in writing for their review on the following matters: (i) all Service Fees paid under the Services Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund to the Distributor paid or accrued during such quarter. In addition, if any Qualified Recipient is an "affiliated person," as that term is defined in the 1940 Act, of the Fund, Manager, Sub-Adviser or Distributor, such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Fund an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

     The Services Plan has been approved by a vote of the Trustees, including those Trustees who, at the time of such vote, were not "interested persons" (as defined in the 1940 Act) of the Fund and had no direct or indirect financial interest in the operation of the Services Plan or in any agreements related to the Services Plan (the "Independent Trustees"), with votes cast in person at a meeting called for the purpose of voting on the Services Plan. It will continue in effect for a period of more than one year from its original effective date only so long as such continuance is specifically approved at least annually as set forth in the preceding sentence. It may be amended in like manner and may be terminated at any time by vote of the Independent Trustees.

     The Services Plan shall also be subject to all applicable terms and conditions of Rule 18f-3 under the 1940 Act as now in force or hereafter amended.

     While the Services Plan is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund, as that term is defined in the 1940 Act, shall be committed to the discretion of such disinterested Trustees. Nothing therein shall prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such disinterested Trustees.

Codes of Ethics

     The Fund, the Manager and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. The codes permit personnel of these organizations who are subject to the codes to purchase securities, including the types of securities in which the Fund invests, but only in compliance with the provisions of the codes.


Transfer Agent, Custodian and Independent Registered Public Accounting Firm


     The Fund's Shareholder Servicing Agent (transfer agent) is PFPC Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406-1212.

     The Fund's Custodian, Bank One Trust Company, N.A., 1111 Polaris Parkway, Columbus, Ohio 43240, is responsible for holding the Fund's assets.


     The Fund's independent registered public accounting firm, KPMG LLP, 757 Third Avenue, New York, New York, 10017, performs an annual audit of the Fund's financial statements.


                    Brokerage Allocation and Other Practices


     During the fiscal years ended June 30, 2004, 2003 and 2002, all of the Fund's transactions were principal transactions and no brokerage commissions were paid.

     The following provisions regarding brokerage allocation and other practices relating to purchases and sales of the Fund's securities are contained in the Advisory and Administration Agreement. It provides that the Manager shall select such broker/dealers ("dealers") as shall, in the Manager's judgment, implement the policy of the Fund to achieve "best execution," i.e., prompt, efficient, and reliable execution of orders at the most favorable net price. The Manager shall cause the Fund to deal directly with the selling or purchasing principal or market maker without incurring brokerage commissions unless the Manager determines that better price or execution may be obtained by paying such commissions; the Fund expects that most transactions will be principal transactions at net prices and that the Fund will incur little or no brokerage costs. The Fund understands that purchases from underwriters include a commission or concession paid by the issuer to the underwriter and that principal transactions placed through dealers include a spread between the bid and asked prices. In allocating transactions to dealers, the Manager is authorized to consider, in determining whether a particular dealer will provide best execution, the dealer's reliability, integrity, financial condition and risk in positioning the securities involved, as well as the difficulty of the transaction in question, and thus need not pay the lowest spread or commission available if the Manager determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the dealer, viewed either in terms of the particular transaction or the Manager's overall responsibilities. If, on the foregoing basis, the transaction in question could be allocated to two or more dealers, the Manager is authorized, in making such allocation, to consider whether a dealer has provided research services, as further discussed below. Such research may be in written form or through direct contact with individuals and may include quotations on portfolio securities and information on particular issuers and industries, as well as on market, economic, or institutional activities. The Fund recognizes that no dollar value can be placed on such research services or on execution services and that such research services may or may not be useful to the Fund and may be used for the benefit of the Manager or its other clients.

                                  Capital Stock

         The Fund has four classes of shares.


     * Front-Payment Class Shares ("Class A Shares") are offered to anyone at net asset value plus a sales charge, paid at the time of purchase, at the maximum rate of 4.0% of the public offering price, with lower rates for larger purchases including previous purchases of Class A Shares of the Fund or of Class A Shares of any of the other funds in the Aquilasm Group of Funds. There is no sales charge on purchases of $1 million or more, but redemptions of shares so purchased are generally subject to a contingent deferred sales charge ("CDSC"). Class A Shares are subject to a fee under the Fund's Distribution Plan at the rate of 0.20 of 1% of the average annual net assets represented by the Class A Shares.


     * Level-Payment Class Shares ("Class C Shares") are offered to anyone at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years after the date of purchase at the aggregate annual rate of 1% of the average annual net assets of the Class C Shares. Six years after the date of purchase, Class C Shares are automatically converted to Class A Shares. If you redeem Class C Shares before you have held them for 12 months from the date of purchase you will pay a CDSC; this charge is 1%, calculated on the net asset value of the Class C Shares at the time of purchase or at redemption, whichever is less. There is no CDSC after Class C Shares have been held beyond the applicable period. For purposes of applying the CDSC and determining the time of conversion, the 12-month and six-year holding periods are considered modified by up to one month depending upon when during a month your purchase of such shares is made.

     * Institutional Class Shares ("Class Y Shares") are offered only to institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class Y Shares are offered at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge and no distribution fee.

     * Financial Intermediary Class Shares ("Class I Shares") are offered and sold only through financial intermediaries with which Aquila Distributors, Inc. has entered into sales agreements, and are not offered directly to retail customers. Class I Shares are offered at net asset value with no sales charge and no redemption fee or contingent deferred sales charge, although a financial intermediary may charge a fee for effecting a purchase or other transaction on behalf of its customers. Class I Shares may carry a distribution fee of up to 0.25 of 1% of average annual net assets allocable to Class I Shares, currently up to 0.10 of 1% of such net assets, and a service fee of up to 0.25 of 1% of such assets.

     The Fund's four classes of shares differ in their sales charge structures and ongoing expenses, which are likely to be reflected in differing yields and other measures of investment performance. All four classes represent interests in the same portfolio of Utah Double-Exempt Obligations and have the same rights, except that each class bears the separate expenses, if any, of its participation in the Distribution Plan and Shareholder Services Plan and has exclusive voting rights with respect to such participation.


     At any meeting of shareholders, shareholders are entitled to one vote for each dollar of net asset value (determined as of the record date for the meeting) per share held (and proportionate fractional votes for fractional dollar amounts). Shareholders will vote on the election of Trustees and on other matters submitted to the vote of shareholders. Shares vote by classes on any matter specifically affecting one or more classes, such as an amendment of an applicable part of the Distribution Plan. No amendment, whether or not affecting the rights of the shareholders, may be made to the Declaration of Trust without the affirmative vote of the holders of a majority of the dollar value of the outstanding shares of the Fund, except that the Fund's Board of Trustees may change the name of the Fund.


     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Fund. Each share represents an equal proportionate interest in the Fund with each other share of its class; shares of the respective classes represent proportionate interests in the Fund in accordance with their respective net asset values. Upon liquidation of the Fund, shareholders are entitled to share pro-rata in the net assets of the Fund available for distribution to shareholders, in accordance with the respective net asset values of the shares of each of the Fund's classes at that time. All shares are presently divided into four classes; however, if they deem it advisable and in the best interests of shareholders, the Board of Trustees of the Fund may create additional classes of shares, which may differ from each other as provided in rules and regulations of the Securities and Exchange Commission or by exemptive order. The Board of Trustees may, at its own discretion, create additional series of shares, each of which may have separate assets and liabilities (in which case any such series will have a designation including the word "Series"). Shares are fully paid and non-assessable, except as set forth in the next paragraph; the holders of shares have no pre-emptive or conversion rights, except that Class C Shares automatically convert to Class A Shares after being held for six years.

     The Fund is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of a trust such as the Fund, may, under certain circumstances, be held personally liable as partners for the obligations of the trust. For shareholder protection, however, an express disclaimer of shareholder liability for acts or obligations of the Fund is contained in the Declaration of Trust, which requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trustees. The Declaration of Trust provides for indemnification out of the Fund's property of any shareholder held personally liable for the obligations of the Fund. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to the relatively remote circumstances in which the Fund itself would be unable to meet its obligations. In the event the Fund had two or more Series, and if any such Series were to be unable to meet the obligations attributable to it (which, as with the Fund, is relatively remote), the other Series would be subject to such obligations, with a corresponding increase in the risk of the shareholder liability mentioned in the prior sentence.


                   Purchase, Redemption, and Pricing of Shares

     The following supplements the information about purchase, redemption and pricing of shares set forth in the Prospectus.

Sales Charges for Purchases of $1 Million or More of Class A  Shares

     You will not pay a sales charge at the time of purchase when you purchase "CDSC Class A Shares." CDSC Class A Shares include:


     (i) Class A Shares issued in a single purchase of $1 million or more by a single purchaser; and


     (ii) Class A Shares issued when the value of the purchase, together with the value (based on purchase cost or current net asset value, whichever is higher) of shares of the Fund or any other fund in the Aquilasm Group of Funds that are owned by the purchaser and are either CDSC Class A Shares or Class A Shares on which a sales charge was paid, exceeds $1 million.

     CDSC Class A Shares do not include Class A Shares purchased without a sales charge as described under "General" below.

Broker/Dealer Compensation - Class A Shares

     Upon notice to all selected dealers, the Distributor may distribute up to the full amount of the applicable sales charge to broker/dealers. Under the Securities Act of 1933, broker/dealers may be deemed to be underwriters during periods when they receive all, or substantially all, of the sales charge.

Redemption of CDSC Class A Shares


     If you redeem all or part of your CDSC Class A Shares during the two years after you purchase them, you must pay a special contingent deferred sales charge upon redemption.


     As described in the Prospectus it is the Fund's intention not to charge you a CDSC that is greater than the amount of the commission that was paid to the broker/dealer in connection with your purchase transaction. If the broker/dealer was paid less than the maximum commission, your actual CDSC will be reduced as described by the following table:


Commission Paid                             CDSC You Will Pay
To Broker/Dealer                            on Redemption

         1%                                    1%            in years 1 & 2

         0.50%                                 0.50 of 1%    in year 1
                                               0.25 of 1%    in year 2

         0.25 in 4
         payments over 4 years                 None

     This special charge also applies to CDSC Class A Shares purchased without a sales charge pursuant to a Letter of Intent (see "Reduced Sales Charges for Certain Purchases of Class A Shares"). This special charge will not apply to shares acquired through the reinvestment of dividends or distributions on CDSC Class A Shares or to CDSC Class A Shares held for longer than two years. When redeeming shares, the Agent will redeem the CDSC Class A Shares held the longest, unless otherwise instructed. If you own both CDSC and non-CDSC Class A Shares, the latter will be redeemed first.

     The Fund will treat all CDSC Class A Share purchases made during a calendar month as if they were made on the first business day of that month at the average cost of all purchases made during that month. Therefore, the two-year holding period will end on the first business day of the 24th calendar month after the date of those purchases. Accordingly, the holding period may, in fact, be one month less than the full 24 depending on when your actual purchase was made. If you exchange your CDSC Class A Shares for shares of an Aquila money-market fund (see "Exchange Privilege" below), running of the applicable holding period for those exchanged shares will be suspended.

Broker/Dealer Compensation - CDSC Class A Shares

The Distributor currently intends to pay any dealer executing a purchase of CDSC Class A Shares as follows:

                                            Amount Distributed to
                                            Broker/Dealer as a Percentage
Amount of Purchase                          of Purchase Price


$1 million but less than $2.5 million       1%

$2.5 million but less than $5 million       0.50 of 1%

$5 million or more                          0.25 of 1%

Reduced Sales Charges for Certain Purchases of Class A Shares

         Right of Accumulation


     "Single purchasers" may qualify for a reduced sales charge in accordance with the schedule set forth in the Prospectus for Class A and Class C Shares when making subsequent purchases of Class A Shares. A reduced sales charge applies if the cumulative value (based on purchase cost or current net asset value, whichever is higher) of Class A Shares previously purchased with a sales charge, together with Class A Shares of your subsequent purchase, also with a sales charge, amounts to $25,000 or more.


         Letters of Intent


     "Single purchasers" may also qualify for reduced sales charges, in accordance with the same schedule, after a written Letter of Intent (included in the New Account Application) is received by the Distributor. The Letter of Intent confirms that you intend to purchase, within a thirteen month period, Class A Shares of the Fund through a single selected dealer or the Distributor. Class A Shares of the Fund which you previously purchased within 90 days prior to the Distributor's receipt of your Letter of Intent and which you still own may also be included in determining the applicable reduction. For more information, including escrow provisions, see the Letter of Intent provisions of the New Account Application.


         General

         Class A Shares may be purchased without a sales charge by:

     *    the Fund's Trustees and officers,

     * the directors, officers and certain employees, retired employees and representatives of the Manager and Distributor and their parents and/or affiliates,

     *    selected dealers and brokers and their officers and employees,

     * certain persons connected with firms providing legal, advertising or public relations assistance,

     * certain family members of, and plans for the benefit of, the foregoing, and

     * plans for the benefit of trust or similar clients of banking institutions over which these institutions have full investment authority, if the Distributor has an agreement relating to such purchases.

     Except for the last category, purchasers must give written assurance that the purchase is for investment and that the Class A Shares will not be resold except through redemption. Since there may be tax consequences of these purchases, your tax advisor should be consulted.

     Class A Shares may also be issued without a sales charge in a merger, acquisition or exchange offer made pursuant to a plan of reorganization to which the Fund is a party.

     The Fund permits the sale of its Class A Shares at prices that reflect the reduction or elimination of the sales charge to investors who are members of certain qualified groups.

     A qualified group is a group or association, or a category of purchasers who are represented by a fiduciary, professional or other representative, including a registered broker/dealer that is acting as a registered investment adviser or certified financial planner for investors participating in comprehensive fee programs (but not any other broker/dealer), which

     (i) satisfies uniform criteria which enable the Distributor to realize economies of scale in its costs of distributing shares;

     (ii) gives its endorsement or authorization (if it is a group or association) to an investment program to facilitate solicitation of its membership by a broker or dealer; and

     (iii) complies with the conditions of purchase that make up an agreement between the Fund and the group, representative or broker or dealer.

     At the time of purchase, the Distributor must receive information sufficient to permit verification that the purchase qualifies for a reduced sales charge, either directly or through a broker or dealer.


Additional Compensation for Broker/Dealers

     The Distributor may compensate broker/dealers, above the normal sales commissions, in connection with sales of any class of shares. However, broker/dealers may receive levels of compensation which differ as between classes of shares sold.

     The Distributor, not the Fund, will pay these additional expenses. Therefore, the price you pay for shares and the amount that the Fund receives from your payment will not be affected.

     Additional compensation may include full or partial payment for:

     *    advertising of the Fund's shares;

     * payment of travel expenses, including lodging, for attendance at sales seminars by qualifying registered representatives; and/or

     * other prizes or financial assistance to broker/dealers conducting their own seminars or conferences.

     Such compensation may be limited to broker/dealers whose representatives have sold or are expected to sell significant amounts of the Fund's shares. However, broker/dealers may not use sales of the Fund's shares to qualify for additional compensation to the extent such may be prohibited by the applicable regulations of any state or self-regulatory agency, such as the National Association of Securities Dealers, Inc.


     From time to time, the Distributor makes payments to help support promotional and/or educational seminars given by broker/dealers or other financial institutions. These payments may be substantial and could create an incentive for an intermediary to sell Fund shares.


     The Fund's Distributor, out of its own resources and without additional cost to the Fund or its shareholders, may provide additional cash payments or non-cash compensation to financial intermediaries who sell shares of the Fund. Such payments and compensation are in addition to Rule 12b-1 fees and service fees paid by the Fund, and are hereafter referred to as "marketing support payments."


     Marketing support payments may be made by the Distributor to financial intermediaries so that the Distributor or Fund representatives have access to financial intermediary sales meetings and sales representatives. Marketing support payments include payments for exhibit space or sponsorships at regional or national events of financial intermediaries and for the Fund to participate in certain dealers' programs.


     The Distributor may also pay cash or non-cash compensation to sales representatives of financial intermediaries in the form of (i) occasional gifts;
(ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support for the financial intermediary's client seminars and cooperative advertising. Marketing support payments to financial intermediaries are usually structured in as a fixed dollar amount.

     The cost to the Distributor of such promotional activities and such payments to participating dealers will not exceed the amount of the sales charges in respect of sales of all classes of shares of the Fund effected through such participating dealers, whether retained by the Distributor or reallowed to participating dealers. Any of the foregoing payments to be made by the Distributor may be made instead by the Manager out of its own funds, directly or through the Distributor.

Automatic Withdrawal Plan

     You may establish an Automatic Withdrawal Plan if you own or purchase Class A Shares or Class Y Shares of the Fund having a net asset value of at least $5,000. The Automatic Withdrawal Plan is not available for Class C Shares or Class I Shares.

     Under an Automatic Withdrawal Plan you will receive a monthly or quarterly check in a stated amount, not less than $50. If such a plan is established, all dividends and distributions must be reinvested in your shareholder account. Redemption of shares to make payments under the Automatic Withdrawal Plan will give rise to a gain or loss for tax purposes. (See the Automatic Withdrawal Plan provisions of the New Account Application.)

     Purchases of additional Class A Shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. Accordingly, you may not maintain an Automatic Withdrawal Plan while simultaneously making regular purchases. While an occasional lump sum investment may be made, such investment should normally be an amount at least equal to three times the annual withdrawal or $5,000, whichever is less.

Share Certificates

     You may obtain Share certificates for full Class A Shares only if you make a written request to the Agent. All share certificates previously issued by the Fund represent Class A Shares. If you lose the certificates, you may incur delay and expense when redeeming shares or having the certificates reissued.

         Share certificates will not be issued:

     *    for fractional Class A Shares;

     * if you have selected Automatic Investment or Telephone Investment for Class A Shares;

     * if you have selected Expedited Redemption. However, if you specifically request, Class A Share certificates will be issued with a concurrent automatic suspension of Expedited Redemption on your account; or

     *    for Class C Shares, Class Y Shares or Class I Shares.

Reinvestment Privilege

     If you reinvest proceeds of a redemption within 120 days of the redemption you will not have to pay any additional sales charge on the reinvestment. You must reinvest in the same class as the shares redeemed. You may exercise this privilege only once a year, unless otherwise approved by the Distributor.

     The Distributor will refund to you any CDSC deducted at the time of redemption by adding it to the amount of your reinvestment. The Class C or CDSC Class A Shares purchased upon reinvestment will be deemed to have been outstanding from the date of your original purchase of the redeemed shares, less the period from redemption to reinvestment.

     Reinvestment will not alter the tax consequences of your original redemption.

Exchange Privilege


     Shareholders of the Fund have an exchange privilege as set forth below. Exchanges can be made among this Fund, the other tax-free municipal bond funds and the equity fund (together with the Fund, the "Bond or Equity Funds") and certain money-market funds (the "Money-Market Funds") in the Aquilasm Group of Funds. All of the funds have the same Manager or Administrator and Distributor as the Fund. All exchanges are subject to certain conditions described below. As of the date of this SAI, the Bond or Equity Funds are Aquila Rocky Mountain Equity Fund, Hawaiian Tax-Free Trust, Tax-Free Trust of Oregon, Tax-Free Trust of Arizona, Churchill Tax-Free Fund of Kentucky, Tax-Free Fund of Colorado, Tax-Free Fund For Utah and Narragansett Insured Tax-Free Income Fund; the Money-Market Funds are Pacific Capital Cash Assets Trust (Original Shares), Pacific Capital Tax-Free Cash Assets Trust (Original Shares) and Pacific Capital U.S. Government Securities Cash Assets Trust (Original Shares).


     Generally, you can exchange shares of a given class of a Bond or Equity Fund including the Fund for shares of the same class of any other Bond or Equity Fund, or for Original Shares of any Money-Market Fund, without the payment of a sales charge or any other fee. The exchange privilege is available to Class I Shares to the extent that other Aquila Funds are made available to its customers by your financial intermediary. All exchanges of Class I Shares must be made through your financial intermediary.


     Because excessive trading in Fund shares can be harmful to the Fund and its other shareholders, the right is reserved to revise or terminate the exchange privilege, to limit the number of exchanges or to reject any exchange if (i) the Fund or any of the other Aquila Funds believe that it or they would be harmed or be unable to invest effectively or (ii) it or they receive or anticipate receiving simultaneous orders that may significantly affect the Fund or any other Aquila Fund.

         The following important information should be noted:

     (1) CDSCs Upon Redemptions of Shares Acquired Through Exchanges. If you exchange shares subject to a CDSC, no CDSC will be imposed at the time of exchange, but the shares you receive in exchange for them will be subject to the applicable CDSC if you redeem them before the requisite holding period (extended, if required) has expired.

     If the shares you redeem would have incurred a CDSC if you had not made any exchanges, then the same CDSC will be imposed upon the redemption regardless of the exchanges that have taken place since the original purchase.

     (2) Extension of Holding Periods by Owning Money-Market Funds. Any period of 30 days or more during which Money-Market Fund shares received on an exchange of CDSC Class A Shares or Class C Shares are held is not counted in computing the applicable holding period for CDSC Class A Shares or Class C Shares.

     (3) Originally Purchased Money-Market Fund Shares. Shares of a Money-Market Fund (and any shares acquired as a result of reinvestment of dividends and/or distributions on these shares) acquired directly in a purchase (or in exchange for Money-Market Fund shares that were themselves directly purchased), rather than in exchange for shares of a Bond or Equity Fund, may be exchanged for shares of any class of any Bond or Equity Fund that the investor is otherwise qualified to purchase, but the shares received in such an exchange will be subject to the same sales charge, if any, that they would have been subject to had they been purchased rather than acquired in exchange for Money-Market Fund shares. If the shares received in exchange are shares that would be subject to a CDSC if purchased directly, the holding period governing the CDSC will run from the date of the exchange, not from the date of the purchase of Money-Market Fund shares.

     This Fund, as well as the Money-Market Funds and other Bond or Equity Funds, reserves the right to reject any exchange into its shares, if shares of the fund into which exchange is desired are not available for sale in your state of residence. The Fund may also modify or terminate this exchange privilege at any time. In the case of termination, the Prospectus will be appropriately supplemented. No such modification or termination shall take effect on less than 60 days' written notice to shareholders.

     All exercises of the exchange privilege are subject to the conditions that
(i) the shares being acquired are available for sale in your state of residence;
(ii) the aggregate net asset value of the shares surrendered for exchange is at least equal to the minimum investment requirements of the investment company whose shares are being acquired and (iii) the ownership of the accounts from which and to which the exchange is made are identical.

     The Agent will accept telephone exchange instructions from anyone. To make a telephone exchange telephone:

                             800-437-1000 toll free

     Note: The Fund, the Agent, and the Distributor will not be responsible for any losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify the identity of the caller. The Agent will request some or all of the following information: account name(s) and number, name of the caller, the social security number registered to the account and personal identification. The Agent may also record calls. You should verify the accuracy of confirmation statements immediately upon receipt.

     Exchanges will be effected at the relative exchange prices of the shares being exchanged next determined after receipt by the Agent of your exchange request. The exchange prices will be the respective net asset values of the shares, unless a sales charge is to be deducted in connection with an exchange of shares, in which case the exchange price of shares of a Bond or Equity Fund will be their public offering price. Prices for exchanges are determined in the same manner as for purchases of the Fund's shares.

     An exchange is treated for Federal tax purposes as a redemption and purchase of shares and may result in the realization of a capital gain or loss, depending on the cost or other tax basis of the shares exchanged and the holding period; no representation is made as to the deductibility of any such loss should such occur.

     Dividends paid by the Money-Market Funds are taxable, except to the extent that a portion or all of the dividends paid by Pacific Capital Tax-Free Cash Assets Trust (a tax-free money-market fund) are exempt from regular Federal income tax, and to the extent that a portion or all of the dividends paid by Pacific Capital U.S. Government Securities Cash Assets Trust (which invests in U.S. Government obligations) are exempt from state income taxes. Dividends paid by Aquila Rocky Mountain Equity Fund are taxable. If your state of residence is not the same as that of the issuers of obligations in which a tax-free municipal bond fund or a tax-free money-market fund invests, the dividends from that fund may be subject to income tax of the state in which you reside. Accordingly, you should consult your tax adviser before acquiring shares of such a bond fund or a tax-free money-market fund under the exchange privilege arrangement.

     If you are considering an exchange into one of the funds listed above, you should send for and carefully read its Prospectus.

Conversion of Class C Shares

     Conversion of Class C Shares into Class A Shares will be effected at relative net asset values on the first business day of the month following that in which the sixth anniversary of your purchase of the Class C Shares occurred, except as noted below. Accordingly, the holding period applicable to your Class C Shares may be up to one month more than the six years depending upon when your actual purchase was made during a month. Because the per share value of Class A Shares may be higher than that of Class C Shares at the time of conversion, you may receive fewer Class A Shares than the number of Class C Shares converted. If you have made one or more exchanges of Class C Shares among the Aquila-sponsored Bond or Equity Funds under the Exchange Privilege, the six-year holding period is deemed to have begun on the date you purchased your original Class C Shares of the Fund or of another of the Aquila Bond or Equity Funds. The six-year holding period will be suspended by one month for each period of thirty days during which you hold shares of a Money-Market Fund you have received in exchange for Class C Shares under the Exchange Privilege.

"Transfer on Death" ("TOD") Registration (Not Available for Class I Shares)

     Each of the funds in the Aquilasm Group of Funds now permits registration of its shares in beneficiary form, subject to the funds' rules governing Transfer on Death ("TOD") registration, if the investor resides in a state that has adopted the Uniform Transfer on Death Security Registration Act (a "TOD State"; for these purposes, Missouri is deemed to be a TOD State). This form of registration allows you to provide that, on your death, your shares are to be transferred to the one or more persons that you specify as beneficiaries. To register shares of the Fund in TOD form, complete the special TOD Registration Request Form and review the Rules Governing TOD Registration; both are available from the Agent. The Rules, which are subject to amendment upon 60 days' notice to TOD account owners, contain important information regarding TOD accounts with the Fund; by opening such an account you agree to be bound by them, and failure to comply with them may result in your shares' not being transferred to your designated beneficiaries. If you open a TOD account with the Fund that is otherwise acceptable but, for whatever reason, neither the Fund nor the Agent receives a properly completed TOD Registration Request Form from you prior to your death, the Fund reserves the right not to honor your TOD designation, in which case your account will become part of your estate.

     You are eligible for TOD registration only if, and as long as, you reside in a TOD State. If you open a TOD account and your account address indicates that you do not reside in a TOD State, your TOD registration will be ineffective and the Fund may, in its discretion, either open the account as a regular (non-TOD) account or redeem your shares. Such a redemption may result in a loss to you and may have tax consequences. Similarly, if you open a TOD account while residing in a TOD State and later move to a non-TOD State, your TOD registration will no longer be effective. In both cases, should you die while residing in a non-TOD State the Fund reserves the right not to honor your TOD designation. At the date of this SAI, most states are TOD States.

Computation of Net Asset Value


     The net asset value of the shares of each of the Fund's classes is determined as of 4:00 p.m., New York time, on each day that the New York Stock Exchange is open, by dividing the value of the Fund's net assets allocable to each class by the total number of its shares of such class then outstanding. With the approval of the Fund's Board of Trustees the Fund's normal practice is that most or all of the Utah Obligations in the Fund's portfolio are priced using a reputable pricing service which may employ differential comparisons to the market in other municipal bonds under methods which include consideration of the current market value of tax-free debt instruments having varying characteristics of quality, yield and maturity. Portfolio securities other than those with a remaining maturity of sixty days or less are valued at the mean between bid and asked quotations, if available, which, for Utah Obligations, may be obtained from a reputable pricing service which may, in turn, obtain quotations from broker/dealers or banks dealing in Utah Obligations. Any securities or assets for which such market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Fund's Board of Trustees. Securities having a remaining maturity of sixty days or less when purchased and securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. With the approval of the Fund's Board of Trustees, the Manager may at its own expense and without reimbursement from the Fund employ a pricing service, bank or broker/dealer experienced in such matters to perform any of the above described functions.


Reasons for Differences in Public Offering Price

     As described herein and in the Prospectus, there are a number of instances in which the Fund's Class A Shares are sold or issued on a basis other than the maximum public offering price, that is, the net asset value plus the highest sales charge. Some of these relate to lower or eliminated sales charges for larger purchases, whether made at one time or over a period of time as under a Letter of Intent or right of accumulation. (See the table of sales charges in the Prospectus.) The reasons for these quantity discounts are, in general, that
(i) they are traditional and have long been permitted in the industry and are therefore necessary to meet competition as to sales of shares of other funds having such discounts; and (ii) they are designed to avoid an unduly large dollar amount of sales charge on substantial purchases in view of reduced selling expenses. Quantity discounts are made available to certain related persons ("single purchasers") for reasons of family unity and to provide a benefit to tax-exempt plans and organizations.

     The reasons for the other instances in which there are reduced or eliminated sales charges for Class A Shares are as follows. Exchanges at net asset value are permitted because a sales charge has already been paid on the shares exchanged. Sales without sales charge are permitted to Trustees, officers and certain others due to reduced or eliminated selling expenses and/or since such sales may encourage incentive, responsibility and interest and an identification with the aims and policies of the Fund. Limited reinvestments of redemptions of Class A Shares and Class C Shares at no sales charge are permitted to attempt to protect against mistaken or incompletely informed redemption decisions. Shares may be issued at no sales charge in plans of reorganization due to reduced or eliminated sales expenses and since, in some cases, such issuance is exempted in the 1940 Act from the otherwise applicable restrictions as to what sales charge must be imposed. In no case in which there is a reduced or eliminated sales charge are the interests of existing shareholders adversely affected since, in each case, the Fund receives the net asset value per share of all shares sold or issued.


Purchases and Redemptions Through Broker/Dealers


     A broker/dealer may charge its customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and should be disclosed to its customers by each individual broker/dealer. These processing or service fees are typically fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectus and this SAI. Your broker/dealer should provide you with specific information about any processing or service fees you will be charged.


Purchases and Redemptions of Class I Shares


     The Fund has authorized one or more financial intermediaries to receive on its behalf purchase and redemption orders for Class I Shares; one or more of those financial intermediaries are also authorized to designate other intermediaries to receive purchase and redemption orders for Class I Shares on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order for Class I Shares when an authorized financial intermediary or, if applicable, the financial intermediary's authorized designee receives the order. Such orders will be priced at the Fund's net asset value for Class I Shares next determined after they are received by the authorized financial intermediary or, if applicable, its authorized designee and accepted by the Fund.

Limitation of Redemptions in Kind

     The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1 percent of the net asset value of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Net Asset Value Per Share" in the Prospectus, and such valuation will be made as of the same time the redemption price is determined.

                           Additional Tax Information

Certain Exchanges

     If you incur a sales commission on a purchase of shares of one mutual fund (the original fund) and then sell such shares or exchange them for shares of a different mutual fund without having held them at least 91 days, you must reduce the tax basis for the shares sold or exchanged to the extent that the standard sales commission charged for acquiring shares in the exchange or later acquiring shares of the original fund or another fund is reduced because of the shareholder's having owned the original fund shares. The effect of the rule is to increase your gain or reduce your loss on the original fund shares. The amount of the basis reduction on the original fund shares, however, is added on the investor's basis for the fund shares acquired in the exchange or later acquired.

Tax Status of the Fund

     During its last fiscal year, the Fund qualified as a "regulated investment company" under the Internal Revenue Code and intends to continue such qualification. A regulated investment company is not liable for Federal income taxes on amounts paid by it as dividends and distributions.

     The Code, however, contains a number of complex qualifying tests. Therefore, it is possible, although not likely, that the Fund might not meet one or more of these tests in any particular year. If the Fund fails to qualify, it would be treated for tax purposes as an ordinary corporation. As a consequence, it would receive no tax deduction for payments made to shareholders and would be unable to pay dividends and distributions which would qualify as "exempt-interest dividends" or "capital gains dividends." Additionally the Fund must meet certain distribution requirements or it will be subject to an excise tax on amounts not properly distributed. The Fund intends to meet such requirements.

Tax Effects of Redemptions


     Normally, when you redeem shares of the Fund you will recognize capital gain or loss measured by the difference between the proceeds received in the redemption and the amount you paid for the shares. If you are required to pay a contingent deferred sales charge at the time of redemption, the amount of that charge will reduce the amount of your gain or increase the amount of your loss as the case may be. Your gain or loss will be long-term if you held the redeemed shares for over one year and short-term if for a year or less. Long-term capital gains are currently taxed at a maximum rate of 15% and short-term gains are currently taxed at ordinary income tax rates. However, if shares held for six months or less are redeemed and you have a loss, two special rules apply: the loss is reduced by the amount of exempt-interest dividends, if any, which you received on the redeemed shares, and any loss over and above the amount of such exempt-interest dividends is treated as a long-term loss to the extent you have received capital gains dividends on the redeemed shares.


Tax Effect of Conversion

     When Class C Shares automatically convert to Class A Shares, approximately six years after purchase, you will recognize no gain or loss. Your adjusted tax basis in the Class A Shares you receive upon conversion will equal your adjusted tax basis in the Class C Shares you held immediately before conversion. Your holding period for the Class A Shares you receive will include the period you held the converted Class C Shares.

                                  Underwriters


     Aquila Distributors, Inc. acts as the Fund's principal underwriter in the continuous public offering of all of the Fund's classes of shares. The Distributor is not obligated to sell a specific number of shares. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities. Payments of the amounts listed below for the fiscal year ended June 30, 2004 were as follows:


Name of           Net Under-        Compensation     Brokerage     Other
Principal         writing           on Redemptions   Commissions   Compen-
Underwriter       Discounts         and                            sation
                  And               Repurchases
                  Commissions


Aquila            $48,225           None             None          None*
Distributors
Inc.


*Amounts paid to the Distributor under the Fund's Distribution Plan are for compensation.

                                    APPENDIX A
                      DESCRIPTION OF MUNICIPAL BOND RATINGS

Municipal Bond Ratings

     Standard & Poor's. A Standard & Poor's municipal obligation rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

     The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

     The ratings are based, in varying degrees, on the following considerations:

     I. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

     II.  Nature of and provisions of the obligation;

     III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors rights.

     AAA Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

     Moody's Investors Service. A brief description of the applicable Moody's Investors Service rating symbols and their meanings follows:

     Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

     Baa Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

     Moody's Short Term Loan Ratings. There are three rating categories for short-term obligations, all of which define an investment grade situation. These are designated as Moody's Investment Grade MIG 1 through MIG 3. In the case of variable rate demand obligations (VRDOs), two ratings are assigned; one representing an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other representing an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When no rating is applied to the long or short-term aspect of a VRDO, it will be designated NR. Issues or the features associated with MIG or VMIG ratings are identified by date of issue, date of maturity or maturities or rating expiration date and description to distinguish each rating from other ratings. Each rating designation is unique with no implication as to any other similar issue of the same obligor. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issuer's specific structural or credit features.

         MIG1/VMIG1        This designation denotes superior credit quality.
Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

         MIG2/VMIG2        This designation denotes strong credit quality.
Margins of protection are ample, although not as large as in the preceding group.

         MIG3/VMIG3        This designation denotes acceptable credit quality.
Liquidity and cash flow protection may be narrow, and market access for refinancing is likely to be less well established.

     Dominion Bond Rating Service Limited ("DBRS") Bond and Long Term Debt Rating Scale. Long term debt ratings are meant to give an indication of the risk that the borrower will not fulfill its full obligations in a timely manner with respect to both interest and principal commitments.

     AAA Bonds rated AAA are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest.

     AA Bonds rated AA are of superior credit quality, and protection of interest and principal is considered high.

     A Bonds rated A are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities.

     BBB  Bonds rated BBB are of adequate credit quality.

     BB Bonds rated BB are defined to be speculative, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession.

     B Bonds rated B are highly speculative and there is a reasonably high level of uncertainty which exists as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

     DBRS Commercial Paper and Short Term Debt Rating Scale. Commercial paper ratings are meant to give an indication of the risk that the borrower will not fulfill its obligations in a timely manner. All three DBRS rating categories for short term debt use "high," "middle" or "low" as subset grades to designate the relative standing of the credit within a particular rating category.

R-1 (high)      Short term debt rated R-1 (high) is of the highest credit
                quality, and indicates an entity which possesses unquestioned ability to repay current liabilities as they fall due.

R-1 (middle)    Short term debt rated R-1 (middle) is of superior credit
                quality and, in most cases, ratings in this category differ from R-1 (high) credits to only a small degree.

R-1 (low)       Short term debt rated R-1 (low) is of satisfactory credit
                quality. the overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable.

R-2 (high),     Short term debt rated R-2 is of adequate credit quality and
R-2 (middle),   within the three subset grades, debt protection ranges from
R-2 (low)       having reasonable ability for timely repayment to a level
                which is considered only just adequate.

R-3 (high),     Short term debt rated R-3 is speculative, and within the three
R-3 (middle),   subset grades, the capacity for timely payment ranges from
R-3 (low)       mildly speculative to doubtful.



     Fitch Ratings. A brief description of the applicable rating symbols and their meanings follows:

     AAA Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     AA Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     A High credit quality. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     BBB Good credit quality. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Notes to Long-term and Short-term ratings:

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the `AAA' Long-term rating category, to categories below `CCC', or to Short-term ratings other than `F1'.

`NR' indicates that Fitch does not rate the issuer or issue in question.

`Withdrawn': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are `stable` could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

     Short-Term Obligations. The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for US public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

     F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

     F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

                             TAX-FREE FUND FOR UTAH
                            PART C: OTHER INFORMATION

     (a) Financial Statements:

               Included in Part A:
               Financial Highlights

               Incorporated by reference into Part B:
               Report of Independent Registered Public
                  Accounting Firm
               Statement of Investments as of June 30, 2004
               Statement of Assets and Liabilities as of
                  June 30, 2004
               Statement of Operations for the period ended
                  June 30, 2004
               Statement of Changes in Net Assets for the
                  periods ended June 30, 2004 and 2003
               Notes to Financial Statements


ITEM 23 Exhibits:

         (a) Declaration of Trust (i)

         (b) By-laws (v)

         (c) Instruments defining rights of shareholders

             The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Fund. Each share represents an equal proportionate interest in the Fund with each other share of its class; shares of the respective classes represent proportionate interests in the Fund in accordance with their respective net asset values. Upon liquidation of the Fund, shareholders are entitled to share pro-rata in the net assets of the Fund available for distribution to shareholders, in accordance with the respective net asset values of the shares of each of the Fund's classes at that time. All shares are presently divided into four classes; however, if they deem it advisable and in the best interests of shareholders, the Board of Trustees of the Fund may create additional classes of shares, which may differ from each other as provided in rules and regulations of the Securities and Exchange Commission or by exemptive order. The Board of Trustees may, at its own discretion, create additional series of shares, each of which may have separate assets and liabilities (in which case any such series will have a designation including the word "Series"). Shares are fully paid and non-assessable, except as set forth under the caption "General Information" in the Additional Statement; the holders of shares have no pre-emptive or conversion rights, except that Class C Shares automatically convert to Class A Shares after being held for six years.

             At any meeting of shareholders, shareholders are entitled to one vote for each dollar of net asset value (determined as of the record date for the meeting) per share held (and proportionate fractional votes for fractional dollar amounts). Shareholders will vote on the election of Trustees and on other matters submitted to the vote of shareholders. Shares vote by classes on any matter specifically affecting one or more classes, such as an amendment of an applicable part of the Distribution Plan. No amendment may be made to the Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of the Fund except that the Fund's Board of Trustees may change the name of the Fund. The Fund may be terminated (i) upon the sale of its assets to another issuer, or (ii) upon liquidation and distribution of the assets of the Fund, in either case if such action is approved by the vote of the holders of a majority of the outstanding shares of the Fund.

         (d) (i) (a) Advisory and Administration Agreement (viii)

         (d) (i) (b) Assignment and Assumption Agreement (x)

         (e) (i) Distribution Agreement (v)

         (e) (ii) Anti-Money Laundering Amendment to Distribution
                  Agreement (viii)

         (e) (iii) Sales Agreement for Brokerage Firms (iii)

         (e) (iv) Sales Agreement for Financial
                               Institutions (iii)

         (e) (v) Sales Agreement for Investment
                                 Advisers (iii)

         (e) (vi) Shareholder Services Agreement (viii)

         (f) Not applicable

         (g) Custody Agreement (iii)

         (h) (i) Transfer Agency Agreement (iii)

         (h) (ii) Anti-Money Laundering Amendment to Transfer
                  Agency Agreement (ix)

         (h) (iii) Customer Identification Services Amendment to
                   Transfer Agency Agreement (ix)

         (i) (i) Opinion of Fund Counsel (iii)

         (i) (ii) Consent of Fund Counsel (x)

         (j) Consent of Independent Registered Public
             Public Accounting Firm (x)

         (k) Not applicable

         (l) Not Applicable

         (m) (a) Distribution Plan (iii)

         (m) (b) Shareholder Services Plan (iii)

         (n) Plan Pursuant to Rule 18f-3 (iii)

         (o) Reserved

         (p) Codes of Ethics

          (i)  The Fund (vi)
          (ii) The Manager and Distributor(vi)

   (i) Filed as an exhibit to Registrant's Post-Effective
       Amendment No. 7 dated May 21, 1996, and
       incorporated herein by reference.

  (ii) Filed as an exhibit to Registrant's Post-Effective
       Amendment No. 8 dated October 29, 1996 and incorporated herein by reference.

 (iii) Filed as an exhibit to Registrant's Post-Effective
       Amendment No. 9 dated October 29, 1997 and incorporated herein by reference.

  (iv) Filed as an exhibit to Registrant's Post-Effective
       Amendment No. 10 dated October 28, 1998 and incorporated herein by reference.

   (v) Filed as an exhibit to Registrant's Post-Effective
       Amendment No. 11 dated October 28, 1999 and incorporated herein by reference.

  (vi) Filed as an exhibit to Registrant's Post-Effective
       Amendment No. 12 dated October 27, 2000 and incorporated herein by reference.

 (vii) Filed as an exhibit to Registrant's Post-Effective
       Amendment No. 13 dated August 29, 2001 and incorporated herein by reference.

(viii) Filed as an exhibit to Registrant's Post-Effective
       Amendment No. 15 dated October 30, 2002 and incorporated herein by reference.

(ix)   Filed as an exhibit to Registrant's Post-Effective
       Amendment No. 16 dated October 23, 2003 and incorporated herein by reference.

(x)    Filed herewith.

ITEM 24. Persons Controlled By Or Under Common Control With
         Registrant

         None

ITEM 25. Indemnification

         Subdivision (c) of Section 12 of Article SEVENTH of Registrant's Declaration of Trust, filed as Exhibit 1 to Registrant's Initial Registration Statement dated January 30, 1991, is incorporated herein by reference.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers, and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such Trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. Business and Other Connections of Investment Advisers

         The business and other connections of Aquila Investment Management LLC, the Fund's Investment Adviser and Administrator is set forth in the prospectus (Part A); the business and other connections of Mr. Lacy B. Herrmann, its controlling shareholder are set forth in the Statement of Additional Information (Part B). For information as to the business, profession, vocation, or employment of a substantial nature of its Directors and officers, reference is made to the Form ADV filed by it under the Investment Advisers Act of 1940.


ITEM 27. Principal Underwriters

(a) Aquila Distributors, Inc. serves as principal underwriter to the following Funds, including the Registrant: Churchill Tax-Free Fund of Kentucky, Hawaiian Tax-Free Trust, Narragansett Insured Tax-Free Income Fund, Pacific Capital Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust, Pacific Capital U.S. Government Securities Cash Assets Trust, Tax-Free Fund For Utah, Tax-Free Fund of Colorado, Tax-Free Trust of Arizona, Aquila Rocky Mountain Equity Fund and Tax-Free Trust of Oregon.

(b) For information about the directors and officers of Aquila Distributors, Inc., reference is made to the Form BD filed by it under the Securities Exchange Act of 1934.

(c)      Not applicable.

ITEM 28. Location of Accounts and Records

         All such accounts, books, and other documents are maintained by the Manager, the Sub-Adviser, the custodian, and the transfer agent, whose addresses appear on the back cover pages of the Prospectus and Statement of Additional Information.

ITEM 29. Management Services

         Not applicable.

ITEM 30. Undertakings

     (a) Not applicable.

     (b) Not applicable.

     (c) Not applicable.

     (d) Registrant undertakes that so long as its By-Laws do not provide for regular annual meetings of the shareholders of Registrant, the shareholders of Registrant shall have such rights, and Registrant, its Board of Trustees, and its Trustees shall have such obligations as would exist if Registrant were a common law trust covered by Section 16(c) of the Investment Company Act of 1940. In the event that the Registrant has outstanding two or more Series, each such Series shall be considered as if it were a separate common law trust covered by said
         Section 16(c). However, Registrant may at any time or from time to time apply to the Commission for one or more exemptions from all or part of said Section 16(c) and, if an exemptive order or orders are issued by the Commission, such order or orders shall be deemed part of said
         Section 16(c) for the purpose of this undertaking.

                                   SIGNATURES

       Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, and has caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 21st day of October, 2004.


                             TAX-FREE FUND FOR UTAH
                                  (Registrant)


                             By  /s/ Lacy B. Herrmann
                                Lacy B. Herrmann
                                Chairman of the Board


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement or Amendment has been signed below by the following persons in the capacities and on the date indicated.

     SIGNATURE                     TITLE                    DATE

/s/Lacy B. Herrmann                                    10/21/04
______________________     Chairman of                ___________
   Lacy B. Herrmann        the Board and Trustee


/s/Diana P. Herrmann                                   10/21/04
______________________     Vice Chair, Trustee        ___________
   Diana P. Herrmann       and President


/s/Gary C. Cornia                                      10/21/04
______________________     Trustee                    ___________
    Gary C. Cornia


/s/William L. Ensign                                   10/21/04
______________________     Trustee                    ___________
   William L. Ensign


/s/ Lyle W. Hillyard                                   10/21/04
______________________     Trustee                    ___________
    Lyle W. Hillyard


/s/ John C. Lucking                                    10/21/04
______________________     Trustee                    ___________
    John C. Lucking


/s/Anne J. Mills                                       10/21/04
______________________     Trustee                    ___________
    Anne J. Mills


/s/Joseph P. DiMaggio                                  10/21/04
______________________  Chief Financial Officer       ___________
   Joseph P. DiMaggio       and Treasurer

                             TAX-FREE FUND FOR UTAH
                                  EXHIBIT INDEX


     Number         Name of Exhibit

     (d) (i) (b) Assignment and Assumption Agreement

     (i)  (ii)   Consent of Fund Counsel

     (j)  (ii)   Consent of Independent Registered Public
                 Accounting Firm